[GRAPHIC]                     Smith Barney
                              World Funds, Inc.

                              Global Government Bond Portfolio
                              International Equity Portfolio
                              International Balanced Portfolio
                              Emerging Markets Portfolio
                              European Portfolio
                              Pacific Portfolio

                              --------------------------------------------------
                              S E M I - A N N U A L  R E P O R T
                              --------------------------------------------------

                              April 30, 1997



                       [LOGO] Smith Barney Mutual Funds
                              Investing for your future.
                              Every day./SM/

Smith Barney
World Funds, Inc.
================================================================================

   At Smith Barney Mutual Funds, your investment needs come first. Our goal is to deliver consistent and competitive returns over time using a wide range of investment strategies.

================================================================================
Investors seeking as high a level of current income and capital appreciation as is consistent with a policy of investing principally in the high-quality bonds of the U.S. and foreign governments should consider ...

Global Government Bond Portfolio


Investors seeking long-term growth of capital and income through a balanced investment in equity and debt securities of non-U.S. issuers should consider ...

International Balanced Portfolio


Investors seeking total return from growth of capital and income by investing primarily in a diversified portfolio of equity securities of established non-U.S. issuers should consider ...

International Equity Portfolio


Investors seeking long-term capital appreciation by investing principally in equity securities of companies located in various parts of the world should consider ...

Emerging Markets Portfolio
European Portfolio
Pacific Portfolio


================================================================================
WHAT'S INSIDE
================================================================================

A Message from the Chairman...............................................1

Global Government Bond Portfolio
    Portfolio Manager Commentary......................................... 4
    Historical Performance............................................... 7
    Portfolio at a Glance................................................ 9

International Equity Portfolio
    Portfolio Manager Commentary........................................ 10
    Historical Performance.............................................. 13
    Portfolio at a Glance............................................... 15

International Balanced Portfolio
    Portfolio Manager Commentary........................................ 16
    Historical Performance.............................................. 19
    Portfolio at a Glance............................................... 21

Emerging Markets Portfolio
    Portfolio Manager Commentary........................................ 22
    Historical Performance.............................................. 25
    Portfolio at a Glance............................................... 27

European Portfolio
    Portfolio Manager Commentary........................................ 28
    Historical Performance.............................................. 30
    Portfolio at a Glance............................................... 32

Pacific Portfolio
    Portfolio Manager Commentary........................................ 33
    Historical Performance.............................................. 36
    Portfolio at a Glance............................................... 38

Schedules of Investments.................................................39

Statements of Assets and Liabilities.....................................58

Statements of Operations.................................................60

Statements of Changes in Net Assets......................................62

Notes to Financial Statements........................................... 66

Financial Highlights ................................................... 77

================================================================================
A Message from the Chairman
================================================================================


[PHOTO]
HEATH B. MCLENDON
Chairman


Dear Shareholder:

As the global economy expands, opportunities for investors who participate in the global equity and fixed-income markets have never been greater. In developed markets, ongoing consolidation of international companies, integrated trading blocs and a sharper focus on enhancing shareholder value all point to increased potential for long-term growth of capital. At the same time, political and economic reforms, falling trade barriers, attractively priced privatizations and increased consumer demand are making many emerging markets the fastest-growing economies in history. At Smith Barney, we believe the creation of a truly global economy is well under way, offering unprecedented investment opportunities in many corners of the world.

Although the rewards are often great, sophisticated investors know that investing directly in international stocks and bonds carries special risks. Currency fluctuations, high inflation, differing standards of accounting and financial disclosure, lower liquidity, the potential for adverse political developments, and foreign taxation are just some of the challenges that global investors may face. That's why many of these investors employ an experienced international money management team to manage their international investments.

Experienced Money Management

Smith Barney's International Money Management Division was established in early 1990 to provide international asset management services. The various portfolio management teams offer investors more than 120 years of combined international investing experience.

Equity Portfolios -- Investment Philosophy
Emerging Markets Portfolio
European Portfolio
International Equity Portfolio
Pacific Portfolio

The equity Portfolios of the Smith Barney World Funds are actively managed, internationally diversified portfolios consisting primarily of equity securities from companies located in various parts of the world. We generally seek long-term growth of capital by focusing on specific companies and industry sectors (i.e., a "bottom up" approach) rather than the "top down" macroeconomic approach employed by many asset managers. From time to time, we will also invest in a country where opportunities such as the loosening of currency restrictions, relaxed government regulation, privatization of state enterprises and declining inflation or interest rates may translate into equity value growth.

Our Stock Selection Process

We believe that earnings growth drives stock performance and we generally emphasize investments in countries with favorable macroeconomic trends. We focus on quality common stocks that offer good relative value, because we believe this is one of the most effective means of enhancing long-term capital growth. We typically look for companies that demonstrate several of the following characteristics:

o    Superior growth prospects relative to the local domestic economy

o Large market shares, preferably dominant franchises with a high level of product visibility

o    High return on invested capital

o    Financial stability

o    Surplus cash generation

o    Management stability with a sound business strategy

To help manage risk, the Portfolios that make up the Smith Barney World Funds are generally diversified among ten or more markets, with a majority of


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 1
investments typically in medium- to large-capitalization core holdings. To help increase returns, a component will also be invested in aggressive growth stocks with the potential for rapid profit growth. We also invest in emerging markets that have a reasonable degree of liquidity, free currency flows and an encouraging trend of adopting capitalist tenets.

Our Sell Discipline

An important component of our equity management discipline is the establishment of specific objectives for individual stocks. We sell a stock when a fundamental change of importance occurs, such as when we believe management may be making a poor decision, significant earnings disappointment, product failure or a decline in demand for that company's products or services. We buy stocks for a specific reason and if those fundamentals are not realized in stock prices within three to six months, we will then closely reevaluate our position.

Global Government Bond Portfolio --
Investment Philosophy

The Global Government Bond Portfolio's investment philosophy is a combination of top-down fundamental analysis and risk control. Our investment committee gives us their outlook on interest rates and currencies, across all the markets in which we invest. We then take that outlook, which is developed on a monthly basis, and, using our asset allocation model, develop a well-diversified portfolio that also has limited downside risk.

Our parameter for risk is that the funds we manage should not be any more volatile than a U.S. government bond fund. Our goal is to significantly outperform the U.S. bond market with no more risk than investing in that market. As a result, we tend to invest primarily in high-quality government bonds of U.S. and foreign markets. However, even though we participate in foreign markets, we hedge most of the currency risk. We believe that assuming too much currency risk creates the potential for a much more volatile portfolio compared to a portfolio invested solely in the U.S. bond market.

International Balanced Portfolio --
Investment Philosophy

Fixed Income

The fixed-income component of the International Balanced Portfolio is managed with an investment philosophy that combines top-down fundamental analysis and risk control. Our investment committee gives us their outlook on interest rates and currencies, across all the markets in which we invest. We then take that outlook, which is developed on a monthly basis, and, using our asset allocation model, develop a well-diversified fixed-income component of the International Balanced Portfolio that also has limited downside risk.

Equities

The equity component of the International Balanced Portfolio is an actively managed, internationally diversified portfolio consisting primarily of equity securities from companies located throughout the world. We generally seek long-term growth of capital by focusing on specific companies and industry sectors (i.e., a "bottom up" approach) rather than the "top down" macroeconomic approach employed by many asset managers. From time to time, we will also invest in a country where opportunities such as the loosening of currency restrictions, relaxed government regulation, privatization of state enterprises and declining inflation or interest rates may translate into equity value growth.

International Markets Outlook

In the coming months, we expect most international equity markets to continue to recover after partially participating in the recent global correction. We are especially optimistic about the prospects for select European companies, particularly in the area of information technology. In recent years, these companies have continued to improve productivity and enhance shareholder value. In Asia, we are guardedly optimistic about Japanese companies, as investors appear to be gravitating toward Japan while other economies elsewhere in the region begin to cool.


--------------------------------------------------------------------------------
2                                        1997 Semi-Annual Report to Shareholders

In Latin American markets, we remain cautious and therefore have maintained a relatively light exposure to those countries.

With respect to the global bond markets, the benefits to dollar-based investors of diversifying across a broad range of global bond markets were brought home strongly during 1996 and so far in 1997. At certain times there can be a wide divergence in the performance of the world's major government bond markets, as was demonstrated during the past year. For example, the U.S. government bond market produced low-single-digit returns while the bond markets of Italy and Spain both returned more than 20% in local currency terms.

We believe many European bond markets will continue to offer investors attractive returns, both in local currency and U.S. dollar terms. In our view, the anticipated European Monetary Union (EMU), which proposes a common European currency, has contributed to an overall economic environment of high interest rates with relatively low inflation. In our opinion, global fixed-income investors with well-diversified portfolios stand to benefit from these trends.

For a more complete discussion on the performance of international financial markets, please refer to the individual Portfolio commentaries that appear later in this report.

Thank you for investing in the Smith Barney World Funds. We look forward to helping you achieve your financial goals.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman

June 6, 1997


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 3

================================================================================
Global Government Bond Portfolio
================================================================================

The Global Government Bond Portfolio seeks as high a level of current income and capital appreciation as is consistent with investing principally in the high-quality bonds of the U.S. and foreign governments.

                                      NASDAQ SYMBOL
                                      -------------
             Class A                     SBGLX
             Class B                     SGGBX


Portfolio Managers

VICTOR S. FILATOV, Vice President

Victor S. Filatov joined Smith Barney Global Capital Management in 1993 from J.P. Morgan where, as head of the Bond Index Group, he was responsible for developing the J.P. Morgan Government Bond Index and for international fixed-income and currency research. He has published numerous articles and is a member of the Fixed Income Analysts Society, U.K. Bond Commission and the Global FX Standards Board. Mr. Filatov has a B.A. in Mathematics and Economics from Clark University and an M.A. in Economics from the University of Pennsylvania.

DENIS P. MANGAN, Vice President

Denis P. Mangan is a Director and Global Fixed Income Portfolio Manager and Research Specialist. He joined Smith Barney Global Capital Management in 1994. He was previously at J.P. Morgan as a Proprietary Fixed Income Trader and a Researcher of Fixed Income Options and Trading for three years. Prior to that, Mr. Mangan spent two years at Citibank, NA London as a Fixed Income and Currency Strategist for the Strategic Positioning Desk. He also was at Citicorp for seven years in Treasury management, doing analysis and strategic positioning. Mr. Mangan graduated with honors from Trinity College, Dublin and holds an M.A. in Mathematics from Columbia University and a Ph.D in Financial Economics from Columbia University.

Performance Update

For the six months ended April 30, 1997, the Global Government Bond Portfolio returned 2.30% for Class A shares and outperformed its Lipper Analytical Services, Inc. peer group average of 0.07% for the same period. (Lipper Analytical Services, Inc. is an independent fund-tracking organization.) In our opinion, broad diversification and prudent use of currency hedging strategies led to the Portfolio's outperformance versus its Lipper peer group.

Portfolio Investment Strategy

The Global Government Bond Portfolio strives to outperform the U.S. government bond market with no more risk than investing solely in U.S. government bonds. In addition, the Portfolio utilizes a hedging strategy to minimize the risk of currency fluctuations.

North America

Over the six-month reporting period, we increased our exposure to the U.S. government bond market. After growing steadily for the first part of 1996, the U.S. economy began to show signs of increased inflationary pressures as the year progressed. These inflationary fears depressed the U.S. bond market and caused market volatility to rise significantly. However, by the fall of 1996, new government reports indicated that the U.S. economy might be slowing down, and this news led to a bond market rally. Subsequent U.S. government economic reports in the first part of 1997 indicated rising consumer confidence and a sharp rise in existing home sales, which renewed fears of higher inflation. As economic activity continued to overshoot expectations, the U.S. Federal Reserve Board ("Fed") was prompted to issue warnings of an imminent shift in U.S. monetary policy. Consequently, the Fed's decision to raise official U.S. interest rates by 25 basis points, or 0.25%, on


--------------------------------------------------------------------------------
4                                        1997 Semi-Annual Report to Shareholders

March 25, 1997, although widely discounted, signaled a halt to rising bond prices in the dollar-bloc markets. However, the U.S. dollar benefited from the widening interest-rate gap between North America and the rest of the world.

Europe

The drive toward a single European currency under the agreement of the EMU continued to exert a positive influence on European economies. Investor skepticism regarding the likelihood of the EMU dissipated in the face of strong determination by the monetary and fiscal authorities of Spain and Italy to meet the criteria laid down for entry into the EMU.

The peripheral economies of Italy, Spain and Sweden performed well. Positive reports of inflation in Italy and Spain enabled monetary authorities in those countries to cut short-term interest rates aggressively. In fact, the bond markets in these three countries turned in some of the best performances of the world's major bond markets. Although Sweden has declared that it is not a candidate for the EMU in 1999, its inflation and budget deficit performance would likely qualify it for membership should it choose to apply. If it were not for the inhibiting effect of opinion polls on investor appetites, which show a large part of the Swedish population disenchanted not just with the EMU but with the European Community itself, Sweden might well have been the best-performing bond market during the reporting period.

On the other hand, the core European bond markets, particularly Germany, France and the Netherlands, lagged behind the smaller markets. These three bond markets significantly underperformed the higher-yielding peripheral bond markets and underperformed the J.P. Morgan Global Government Bond Market Index ("Index") as well. (The J.P. Morgan Global Government Bond Market Index is a common benchmark that measures performance and quantifies risk across diverse international fixed-income markets.) Optimism about further interest rate cuts in Germany evaporated in fall 1996, which contributed to the sluggish performance by the core bond markets as a whole. Furthermore, many market observers have voiced concerns over Germany's possible inability to meet the membership criteria of the monetary union. Failure to meet EMU deadlines by this leading European economy could derail efforts to construct a single European currency.

--------------------------------------------------------------------------------
"Despite the economic hurdles facing some European economies, we remain positive on European bonds, particularly in the smaller bond markets. In our view, economic recovery is well under way in many key European countries and continued efforts toward a European Monetary Union should further aid in this recovery."
--------------------------------------------------------------------------------

Moreover, recent elections in France, which restored the French Socialists to power, has heightened anxiety over the fate of the EMU. However, the cabinet appointments made by Lionel Jospin, France's new Prime Minister, have helped to allay investor concerns over a possible disruption in European integration.

Although the United Kingdom's bond market also trailed the Index in local currency terms, U.K. economic growth was the strongest of the major European economies. Nevertheless, fears of possible higher inflation in the U.K. led monetary authorities to raise interest rates by 25 basis points, or 0.25%, in October 1996 and another 25 basis points in November. However, the real story with regard to the


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 5

U.K. was the considerable strength of its currency. The pound sterling began to rally even before the interest rate boosts as confidence in the United Kingdom's economic recovery relative to the rest of Europe and the United States strengthened. Moreover, the back-to-back interest rate increases fueled investor enthusiasm for the pound sterling and intensified its appreciation against the U.S. dollar and the German mark. This sharp appreciation of the pound sterling transformed what would otherwise have been a mediocre performance in local currency terms into the strongest-performing market for U.S. dollar investors of any bond market in the Index.

Despite the economic hurdles facing some European economies, we remain positive on European bonds, particularly in the smaller bond markets. In our view, economic recovery is well under way in many key European countries and continued efforts toward a European Monetary Union should further aid in this recovery.

Japan

The Japanese bond market generated positive returns over the reporting period, but that performance was undercut by continued weakness in the yen. However, the deflationary impact of the country's financial restructuring, combined with the Bank of Japan's relatively easy monetary policy, ensured steady demand for the bonds from many domestic investors. For these reasons, we remain guardedly optimistic on the prospects for Japan's bond market going forward.

We expect that governments around the world should continue to increase spending for major infrastructure projects. Moreover, we believe this represents an expanding market with significant opportunities for investors.


/s/ Victor S. Filatov                  /s/ Denis P. Mangan

Victor S. Filatov                      Denis P. Mangan
Vice President                         Vice President

May 18, 1997


--------------------------------------------------------------------------------
6                                        1997 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                                     Net Asset Value
                                -------------------------
                                 Beginning         End          Income     Capital Gain      Return         Total
Period Ended                     of Period      of Period      Dividends   Distributions   of Capital     Returns(1)
=====================================================================================================================
4/30/97                            $12.55         $11.97         $0.82         $0.05         $0.00          2.30%+
---------------------------------------------------------------------------------------------------------------------
10/31/96                            12.30          12.55          0.87          0.00          0.00          9.41
---------------------------------------------------------------------------------------------------------------------
10/31/95                            11.68          12.30          0.78          0.00          0.00         12.40
---------------------------------------------------------------------------------------------------------------------
10/31/94++                          12.92          11.68          0.23          0.00          0.42         (4.64)+
---------------------------------------------------------------------------------------------------------------------
12/31/93                            11.84          12.92          0.52          0.59          0.00         19.13
---------------------------------------------------------------------------------------------------------------------
12/31/92                            12.90          11.84          0.97          0.19          0.00          0.93
---------------------------------------------------------------------------------------------------------------------
Inception*-- 12/31/91               12.00          12.90          0.44          0.13          0.00         12.42+
=====================================================================================================================
Total                                                            $4.63         $0.96         $0.42
=====================================================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                                     Net Asset Value
                                 ------------------------
                                 Beginning         End          Income     Capital Gain      Return         Total
Period Ended                     of Period      of Period      Dividends   Distributions   of Capital     Returns(1)
=====================================================================================================================
4/30/97                            $12.50         $11.97         $0.73         $0.05         $0.00          1.99%+
---------------------------------------------------------------------------------------------------------------------
10/31/96                            12.26          12.50          0.81          0.00          0.00          8.83
---------------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/95               11.57          12.26          0.66          0.00          0.00         11.97+
=====================================================================================================================
Total                                                            $2.20         $0.05         $0.00
=====================================================================================================================



================================================================================
Historical Performance -- Class C Shares
================================================================================

                                       Net Asset Value
                                 ------------------------
                                 Beginning         End          Income     Capital Gain      Return         Total
Period Ended                     of Period      of Period      Dividends   Distributions   of Capital     Returns(1)
=====================================================================================================================
4/30/97                            $12.47         $11.94         $0.74         $0.05         $0.00          2.06%+
---------------------------------------------------------------------------------------------------------------------
10/31/96                            12.23          12.47          0.81          0.00          0.00          8.90
---------------------------------------------------------------------------------------------------------------------
10/31/95                            11.68          12.23          0.72          0.00          0.00         11.25
---------------------------------------------------------------------------------------------------------------------
10/31/94++                          12.93          11.68          0.21          0.00          0.39         (5.09)+
---------------------------------------------------------------------------------------------------------------------
Inception*-- 12/31/93               11.83          12.93          0.47          0.59          0.00         18.89+
=====================================================================================================================
Total                                                            $2.95         $0.64         $0.39
=====================================================================================================================


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 7

================================================================================
Historical Performance -- Class Y Shares
================================================================================

                                      Net Asset Value
                                 ------------------------
                                  Beginning        End          Income     Capital Gain      Return         Total
Period Ended                     of Period      of Period      Dividends   Distributions   of Capital     Returns(1)
=====================================================================================================================
4/30/97                            $12.39         $11.78         $0.86         $0.05         $0.00          2.45%+
---------------------------------------------------------------------------------------------------------------------
10/31/96                            12.14          12.39          0.90          0.00          0.00          9.82
---------------------------------------------------------------------------------------------------------------------
10/31/95                            11.68          12.14          0.81          0.00          0.00         11.27
---------------------------------------------------------------------------------------------------------------------
10/31/94++                          12.93          11.68          0.23          0.00          0.43         (4.62)+
---------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/93              11.97          12.93          0.37          0.59          0.00         16.49+
=====================================================================================================================
Total                                                            $3.17         $0.64         $0.43
=====================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

================================================================================
Average Annual Total Return
================================================================================

                                             Without Sales Charge(1)
                                      ------------------------------------------
                                      Class A     Class B    Class C   Class Y
================================================================================
Six Months Ended 4/30/97+              2.30%      1.99%      2.06%      2.45%
--------------------------------------------------------------------------------
Year Ended 4/30/97                     8.53       7.97       8.26       8.92
--------------------------------------------------------------------------------
Five Years Ended 4/30/97               8.26        N/A        N/A        N/A
--------------------------------------------------------------------------------
Inception* through 4/30/97             8.72       9.28       8.01       8.18
================================================================================
                                               With Sales Charge(2)
                                     -------------------------------------------

                                     Class A     Class B      Class C    Class Y
================================================================================
Six Months Ended 4/30/97+             (2.30)%     (2.32)%      1.10%      2.45%
--------------------------------------------------------------------------------
Year Ended 4/30/97                     3.63        3.55        7.28       8.92
--------------------------------------------------------------------------------
Five Years Ended 4/30/97               7.27         N/A         N/A        N/A
--------------------------------------------------------------------------------
Inception* through 4/30/97             7.85        8.20        8.01       8.18
================================================================================

================================================================================
Cumulative Total Return
================================================================================

                                                    Without Sales Charge(1)
================================================================================
Class A (Inception* through 4/30/97)                         62.10%
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/97)                         24.28
--------------------------------------------------------------------------------
Class C (Inception* through 4/30/97)                         39.52
--------------------------------------------------------------------------------
Class Y (Inception* through 4/30/97)                         39.09
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
++ For the period from January 1, 1994 to October 31, 1994, which reflects a change in the fiscal year end of the Portfolio.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B, C and Y shares are July 22, 1991, November 18, 1994, January 4, 1993 and February 19, 1993, respectively.


--------------------------------------------------------------------------------
8                                        1997 Semi-Annual Report to Shareholders

================================================================================
Global Government Bond Portfolio at a Glance (unaudited)
================================================================================
Growth of $10,000 Invested in Class A Shares of the
Global Government Bond Portfolio vs. J.P. Morgan Global Bond Market Index+
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                              July 1991--April 1997

               Global Government    J.P. Morgan Global      J.P. Morgan Global
                Bond Portfolio      Bond Index--Hedged      Bond Index--Unhedged
                --------------      ------------------      --------------------
Jul 1991          $ 9,600                $10,000                $10,000
Oct 1991          $10,422                $10,459                $10,685
Oct 1992          $10,964                $11,370                $12,028
Oct 1993          $12,614                $12,749                $13,351
Oct 1994          $12,341                $12,609                $13,740
Oct 1995          $13,903                $15,048                $15,319
Oct 1996          $15,203                416,566                $16,254
Apr 1997          $13,952                $17,141                $15,643

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on July 22, 1991, assuming deduction of the maximum 4.00% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1997. The J.P. Morgan Global Bond Market Index is a daily, market capitalization weighted international fixed income index consisting of 13 countries. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
Top Ten Holdings*                                           As of April 30, 1997
================================================================================
 1.   Japanese Government                                             11.2%
--------------------------------------------------------------------------------
 2.   Bonos Y Oblig Del Estado                                         9.3
--------------------------------------------------------------------------------
 3.   Ireland Government                                               6.5
--------------------------------------------------------------------------------
 4.   Buoni Poliennali Del Tesoro                                      5.7
--------------------------------------------------------------------------------
 5.   Kingdom of Belgium                                               5.2
--------------------------------------------------------------------------------
 6.   Kingdom of Denmark                                               4.4
--------------------------------------------------------------------------------
 7.   Deutschland Republic                                             3.0
--------------------------------------------------------------------------------
 8.   French Treasury Bill                                             2.2
--------------------------------------------------------------------------------
 9.   Finland Government                                               2.2
--------------------------------------------------------------------------------
10.   United Kingdom Treasury                                          1.8
--------------------------------------------------------------------------------

*    As a percentage of total investments by issuer excluding U.S. Treasuries.


Investment Allocation as of April 30, 1997
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Cash and Cash Equivalents            5.9%
Europe                              42.5%
The Americas                        40.4%
Asia/Pacific                        11.2%



--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 9

================================================================================
International Equity Portfolio
================================================================================

The International Equity Portfolio seeks a total return on its assets from growth of capital and income. The Portfolio seeks to achieve its objective by investing at least 65% of its assets in a diversified portfolio of equity securities of established non-U.S. issuers.

                                         NASDAQ SYMBOL
                                         -------------
             Class A                          SBIEX
             Class B                          SBIBX
             Class C                          SBICX


[PHOTO]
JEFFREY J. RUSSEL
Vice President

Portfolio Managers

Jeffrey J. Russell joined Smith Barney in 1990 after eight years as International Portfolio Manager and Media Analyst with the International Equity team at Drexel Burnham Lambert. He is a Chartered Financial Analyst and is a member of the New York Society of Security Analysts. Mr. Russell holds a B.S. degree from the Massachusetts Institute of Technology and an M.B.A. from the University of Pennsylvania's Wharton School of Finance.


[PHOTO]
JAMES B. CONHEADY
Vice President

James B. Conheady has more than 35 years experience managing international and global equity portfolios. He has been with the International Equity team since its formation in 1968 at Drexel Burnham Lambert and moved to Smith Barney in 1990. Previously, he was a Portfolio Manager in the Pension Investment Trust Department at Chase Manhattan Bank, N.A. for six years. Mr. Conheady holds a B.S.S. degree from Georgetown University.

Performance Update

For the six months ended April 30, 1997, the Class A shares of the International Equity Portfolio generated a total return of 3.78%. In comparison, its Lipper Analytical Services Inc. peer group generated an average total return of 6.18% for the same period. The Portfolio lagged its Lipper peer group primarily due to the effects of the strengthening U.S. dollar versus European currencies, and the Portfolio's higher component of middle- to small-capitalization stocks. During the global market correction earlier this year, middle- to small-capitalization stocks underperformed the larger capitalization stocks. As of April 30, 1997, the Portfolio owned securities of 90 issuers in 29 countries, consistent with its broadly diversified approach that seeks to minimize portfolio risk.

Market and Portfolio Update

Over the six months covered by this report, international financial news has been dominated by two historic events -- the anticipated EMU in 1999 and the scheduled handover on July 1, 1997 of Hong Kong to the People's Republic of China after 150 years of British rule. Overall, performance varied considerably across global markets. For instance, according to the Morgan Stanley Capital International (MSCI) Europe and Japan indices, European markets gained nearly 14% over the past six months while Japanese markets fell over 20% during the same period. (The MSCI Europe and MSCI Japan indices are gross domestic product-weighted indices covering major companies on the stock exchanges of Europe and Japan. Values for these indices are expressed in U.S. dollars.) In our opinion, these disparate results emphasize the importance for international investors to maintain well-diversified portfolios.

Europe

We continue to devote a major portion of the Portfolio's assets to European markets. As of April 30, 1997, nearly 65% of the Portfolio's assets were invested


--------------------------------------------------------------------------------
10                                       1997 Semi-Annual Report to Shareholders
in select European companies. Over the past six months, Europe turned in some of the strongest performances of all global markets. The MSCI Europe Index gained 9.7% in the fourth quarter of 1996 and another 4.5% in the first quarter of 1997. In contrast, the overall MSCI Europe, Australia, Far East Index (EAFE) returned approximately 1.2% and -2.0% for the same periods, respectively.

In our opinion, much of the recent gains in European markets can be attributed to individual countries striving to meet the guidelines of the Maastricht Treaty, which outlines requirements for membership in the EMU. Under the Maastricht Treaty, member nations must meet a number of fiscal requirements, including reducing national budget deficits. As a result, many countries have reduced spending, which in turn has led to low interest rates and moderate inflation. Against this positive economic backdrop, European growth stocks have generally performed well.

However, after posting a relatively strong performance in the early part of 1997, international markets, including Europe, partially participated in a market correction paralleling a similar correction in U.S. markets. International markets now appear to be recovering and have regained much of their losses experienced during that correction.

In our opinion, these market downturns were most likely triggered by the move to raise U.S. short-term interest rates by the Fed and recent doubts over the future of the EMU. The rise in U.S. interest rates and anticipation of further tightening of monetary policy by the Fed caused many investors to believe that U.S. equity markets would begin to lose their luster and that major world equity markets would soon follow. Adding to the market volatility were Germany's struggles to meet the Maastricht Treaty's strict criteria on budget deficits. As the continent's strongest and most capable economy, Germany's failure to meet the budget deficit requirements could call into question the viability of the EMU. Furthermore, the recent French elections, and the return to a Socialist led government, have added to EMU anxiety. However, announcements of new cabinet appointments have calmed the market.

We remain bullish on the prospects for select European companies. The structural changes occurring in European economies resulting in historically low inflation, reduced budget deficits and the trend toward U.S.-style corporate restructuring should continue to be beneficial for Europe's financial markets. In particular, the ongoing drive to enhance productivity through the use of new technologies should bolster many of our information technology holdings such as Germany's Systeme Anwendungen Produkte (enterprise software), Holland's Getronics (computer services), France's Axime (software and multimedia) and the United Kingdom's Misys (computer systems).

Asia and the Pacific Rim

Since the last reporting period, we have reduced our exposure to the Pacific Rim region to 22%, compared to 31% on October 31, 1996. The Japanese economy continues to struggle despite a weakened currency compared to its major trading partners (which increases the competitive advantage of its export goods) and low interest rates. Although Japanese markets have improved somewhat recently, they still remain confined to a fairly narrow trading range. There is some evidence that investors may gravitate back to Japan as the previously booming Southeast Asian markets of Thailand and Malaysia have cooled. Officials in those countries recently instituted lending restrictions to head off inflationary pressures, and the resulting credit squeeze has hampered growth stock performance in those countries.

In Hong Kong, investors have displayed increased confidence toward the transition to Chinese rule scheduled for July of this year. Chinese officials have indicated that there are no substantial economic policy changes planned for Hong Kong. Financial markets have responded very favorably to these developments, and both the stock market and real estate markets continue to thrive.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                11

Other Markets

We remain lightly represented in Latin America with 4.89% of the Portfolio's assets invested in the region. Although the economies of Latin American countries have improved, we believe that other financial markets offer superior return potential. Therefore, we continue to limit our exposure to Latin American companies. However, we added to our position in Brazil's Telebras, because we believe it exhibits excellent growth prospects. Telebras, Brazil's telephone monopoly, has dominated telecommunications services in one of Latin America's most dynamic economies. Moreover, Telebras is poised for tremendous growth possibilities in a country with about half the number of telephones per capita compared to its neighboring countries of Argentina and Chile. We have also recently established a position in Unibanco, one of Brazil's leading banks.

In closing, we believe that investing in international equities helps to reduce the risk of investing in only U.S. equities and offers investors broader opportunities for better returns.



/s/ Jeffrey J. Russell         /s/ James B. Conheady

Jeffrey J. Russell             James B. Conheady
Vice President                 Vice President

May 15, 1997


--------------------------------------------------------------------------------
12                                       1997 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                                        Net Asset Value
                                        ---------------
                                  Beginning            End            Income         Capital Gain        Total
Period Ended                      of Period         of Period        Dividends       Distributions      Returns(1)
===================================================================================================================
4/30/97                            $18.64            $19.33            $0.01            $0.00             3.78%+
-------------------------------------------------------------------------------------------------------------------
10/31/96                            17.15             18.64             0.17             0.00             9.78
-------------------------------------------------------------------------------------------------------------------
10/31/95                            18.79             17.15             0.12             0.10            (7.44)
-------------------------------------------------------------------------------------------------------------------
10/31/94++                          18.71             18.79             0.00             0.00             0.43+
-------------------------------------------------------------------------------------------------------------------
12/31/93                            12.35             18.71             0.00             0.16            52.78
-------------------------------------------------------------------------------------------------------------------
12/31/92                            12.31             12.35             0.02             0.00             0.49
-------------------------------------------------------------------------------------------------------------------
Inception*-- 12/31/91               11.94             12.31             0.00             0.00             3.10+
===================================================================================================================
Total                                                                  $0.32            $0.26
===================================================================================================================

================================================================================
  Historical Performance -- Class B Shares
================================================================================

                                        Net Asset Value
                                        ---------------
                                  Beginning            End            Income         Capital Gain        Total
Period Ended                      of Period         of Period        Dividends       Distributions      Returns(1)
===================================================================================================================
4/30/97                            $18.65            $19.28            $0.00            $0.00             3.38%+
-------------------------------------------------------------------------------------------------------------------
10/31/96                            17.17             18.65             0.04             0.00             8.89
-------------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/95               18.38             17.17             0.00             0.10            (6.00)+
===================================================================================================================
Total                                                                  $0.04            $0.10
===================================================================================================================

================================================================================
  Historical Performance -- Class C Shares
================================================================================

                                        Net Asset Value
                                        ---------------
                                  Beginning            End            Income         Capital Gain        Total
Period Ended                      of Period         of Period        Dividends      Distributions      Returns(1)
===================================================================================================================
4/30/97                            $18.38            $19.00            $0.00            $0.00             3.37%+
-------------------------------------------------------------------------------------------------------------------
10/31/96                            16.93             18.38             0.04             0.00             8.85
-------------------------------------------------------------------------------------------------------------------
10/31/95                            18.54             16.93             0.00             0.10            (8.11)
-------------------------------------------------------------------------------------------------------------------
10/31/94++                          18.58             18.54             0.00             0.00            (0.22)+
-------------------------------------------------------------------------------------------------------------------
Inception*-- 12/31/93               12.35             18.58             0.00             0.16            51.73+
===================================================================================================================
Total                                                                  $0.04            $0.26
===================================================================================================================

================================================================================
Historical Performance -- Class Y Shares
================================================================================

                                        Net Asset Value
                                        ---------------
                                  Beginning            End            Income         Capital Gain        Total
Period Ended                      of Period         of Period        Dividends      Distributions      Returns(1)
===================================================================================================================
4/30/97                            $18.64            $19.31            $0.06            $0.00             3.93%+
-------------------------------------------------------------------------------------------------------------------
10/31/96                            17.13             18.64             0.21             0.00            10.19
-------------------------------------------------------------------------------------------------------------------
10/31/95                            18.80             17.13             0.17             0.10            (7.11)
-------------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/94++             17.64             18.80             0.00             0.00             6.58+
===================================================================================================================
Total                                                                  $0.44            $0.10
===================================================================================================================


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                13

================================================================================
Historical Performance -- Class Z Shares
================================================================================

                                        Net Asset Value
                                        ---------------
                                  Beginning            End            Income         Capital Gain        Total
Period Ended                      of Period         of Period        Dividends      Distributions      Returns(1)
===================================================================================================================
4/30/97                            $18.62            $19.29            $0.06            $0.00             3.93%+
-------------------------------------------------------------------------------------------------------------------
10/31/96                            17.12             18.62             0.21             0.00            10.13
-------------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/95               18.38             17.12             0.17             0.10            (5.03)+
===================================================================================================================
Total                                                                  $0.44           $0.10
===================================================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

================================================================================
Average Annual Total Return
================================================================================

                                                             Without Sales Charge(1)
                                     -------------------------------------------------------------------------
                                     Class A           Class B         Class C         Class Y         Class Z
==============================================================================================================
Six Months Ended 4/30/97+              3.78%            3.38%           3.37%           3.93%           3.93%
--------------------------------------------------------------------------------------------------------------
Year Ended 4/30/97                     2.95             2.12            2.21            3.32            3.32
--------------------------------------------------------------------------------------------------------------
Five Years Ended 4/30/97               8.83              N/A             N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------
Ten Years Ended 4/30/97                8.42              N/A             N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------
Inception* through 4/30/97            11.46             2.30           10.93            4.46            3.42
==============================================================================================================
                                                                 With Sales Charge(2)
                                      ------------------------------------------------------------------------
                                      Class A         Class B          Class C        Class Y          Class Z
==============================================================================================================
Six Months Ended 4/30/97+             (1.41)%          (1.62)%          2.37%           3.93%           3.93%
--------------------------------------------------------------------------------------------------------------
Year Ended 4/30/97                    (2.21)           (2.88)           1.21            3.32            3.32
--------------------------------------------------------------------------------------------------------------
Five Years Ended 4/30/97               7.72              N/A             N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------
Ten Years Ended 4/30/97                7.87              N/A             N/A             N/A             N/A
--------------------------------------------------------------------------------------------------------------
Inception* through 4/30/97            10.96             1.12           10.93            4.46            3.42
==============================================================================================================


================================================================================
Cumulative Total Return
================================================================================

                                                      Without Sales Charge(1)
================================================================================
Class A (4/30/87 through 4/30/97)                                124.45%
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/97)                               5.81
--------------------------------------------------------------------------------
Class C (Inception* through 4/30/97)                              56.55
--------------------------------------------------------------------------------
Class Y (Inception* through 4/30/97)                              13.36
--------------------------------------------------------------------------------
Class Z (Inception* through 4/30/97)                               8.70
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
++ For the period from January 1, 1994 to October 31, 1994, which reflects a change in the fiscal year end of the Portfolio.
* Inception dates for Class A, B, C, Y and Z shares are February 18, 1986, November 7, 1994, January 4, 1993, June 16, 1994 and November 7, 1994, respectively. Class A share performance includes the returns on the Fenimore International Fund whose management was assumed by the Portfolio on November 22, 1991.
+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
14                                       1997 Semi-Annual Report to Shareholders

================================================================================
International Equity Portfolio at a Glance (unaudited)
================================================================================
Growth of $10,000 Invested in Class A Shares of the
International Equity Portfolio vs. MSCI EAFE-GDP Weighted Index+
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                             April 1987--April 1997

                            International         MSCI EAFE-GDF
                           Equity Portfolio      Weighted Index*
                           ----------------      ---------------
Apr 1987                       $ 9,504              $10,000
Oct 1987                       $ 7,365              $ 8,610
Oct 1988                       $ 8,248              $10,628
Oct 1989                       $ 9,657              $11,927
Oct 1990                       $ 9,832              $11,672
Oct 1991                       $12,706              $12,095
Oct 1992                       $12,928              $11,242
Oct 1993                       $18,382              $15,381
Oct 1994                       $20,228              $17,032
Oct 1995                       $18,724              $17,187
Oct 1996                       $20,555              $19,102
Apr 1997                       $21,331              $19,900

+ Hypothetical illustration of $10,000 invested in Class A shares on April 30, 1987, assuming deduction of the maximum 4.50% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1997. The Morgan Stanley Capital International ("MSCI") EAFE-GDP Weighted Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


================================================================================
Top Ten Holdings* As of April 30, 1997
================================================================================

 1.   Novartis AG Registered Shares                                    2.9%
--------------------------------------------------------------------------------
 2.   Telefonaktiebolaget LM Ericsson Class B Shares                   2.7
--------------------------------------------------------------------------------
 3.   Nokia OY AB Class A Shares                                       2.4
--------------------------------------------------------------------------------
 4.   SGL Carbon AG                                                    2.3
--------------------------------------------------------------------------------
 5.   Coca-Cola Amatil Ltd.                                            2.1
--------------------------------------------------------------------------------
 6.   Independent Newspapers PLC                                       2.1
--------------------------------------------------------------------------------
 7.   Teva Pharmaceutical Industries Ltd. ADR                          2.1
--------------------------------------------------------------------------------
 8.   Compass Group PLC                                                2.0
--------------------------------------------------------------------------------
 9.   Reuters Holdings PLC ADR                                         1.8
--------------------------------------------------------------------------------
10.   Wolters Kluwer N.V.                                              1.8
--------------------------------------------------------------------------------

*    As a percentage of total investments by issuer.


     [THE FOLLOWING WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Investment Allocation as of April 30, 1997
--------------------------------------------------------------------------------

Cash and Cash Equivalents                   4.5%
Europe                                     65.2%
Asia/Pacific                               21.8%
The Americas                                4.9%
Other                                       3.6%


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                15

================================================================================
International Balanced Portfolio
================================================================================

The International Balanced Portfolio seeks long-term growth of capital and income through a portfolio invested primarily in securities of established non-U.S. issuers.

                                           NASDAQ SYMBOL
                                           -------------
             Class A                          SIEBX


[PHOTO]
JEFFERY J. RUSSELL
Vice President

Portfolio Managers -- Equities

Jeffrey J. Russell joined Smith Barney in 1990 after eight years as International Portfolio Manager and Media Analyst with the International Equity team at Drexel Burnham Lambert. He is a Chartered Financial Analyst and is a member of the New York Society of Security Analysts. Mr. Russell holds a B.S. degree from the Massachusetts Institute of Technology and an M.B.A. from the University of Pennsylvania's Wharton School of Finance.


[PHOTO]
JAMES B. CONHEADY
Vice President

James B. Conheady has more than 35 years experience managing international and global equity portfolios. He has been with the International Equity team since its formation in 1968 at Drexel Burnham Lambert and moved to Smith Barney in 1990. Previously, he was a Portfolio Manager in the Pension Investment Trust Department at Chase Manhattan Bank, N.A., for six years. Mr. Conheady holds a B.S.S. degree from Georgetown University.

Portfolio Managers -- Fixed Income

VICTOR S. FILATOV, Vice President

Victor S. Filatov joined Smith Barney Global Capital Management in 1993 from J.P. Morgan where, as head of the Bond Index Group, he was responsible for developing the J.P. Morgan Government Bond Index and for international fixed-income and currency research. He has published numerous articles and is a member of the Fixed Income Analysts Society, U.K. Bond Commission and the Global FX Standards Board. Mr. Filatov has a B.A. in Mathematics and Economics from Clark University and an M.A. in Economics from the University of Pennsylvania.

DENIS P. MANGAN, Vice President

Dennis P. Mangan is a Director and Global Fixed Income Portfolio Manager and Research Specialist. He joined Smith Barney Global Capital Management in 1994. He was previously at J.P. Morgan as a Proprietary Fixed Income Trader and a Researcher of Fixed Income Options and Trading for three years. Prior to that, Mr. Mangan spent two years at Citibank, N.A. London as a Fixed Income and Currency Strategist for the Strategic Positioning Desk. He also was at Citicorp for seven years in Treasury management, doing analysis and strategic positioning. Mr. Mangan graduated with honors from Trinity College, Dublin, holds an M.A. in Mathematics from Columbia University and a Ph.D in Financial Economics from Columbia University.

Performance Update and
Investment Strategy

The International Balanced Portfolio gives investors the opportunity to participate in potential profits worldwide and to diversify assets over a number of countries' equity and fixed-income markets. During the six months ended April 30, 1997, the Portfolio returned -2.81% for Class A shares. The Portfolio lagged its Lipper peer group of 5.79%, primarily due to the effects of the strengthening U.S. dollar versus

--------------------------------------------------------------------------------
16                                       1997 Semi-Annual Report to Shareholders

European currencies, and the Portfolio's higher component of middle- to small-capitalization stocks. During the global market correction earlier this year, middle- to small-capitalization stocks underperformed the larger capitalization stocks.

Equities

We continue to devote a major portion of the Portfolio's equity assets to European markets. In our opinion, much of the recent gains in European markets can be attributed to individual countries striving to meet requirements for membership in the EMU. As a result, many countries have reduced spending, which in turn has led to low interest rates and moderate inflation. Against this positive economic backdrop, European growth stocks have generally performed well.

We remain bullish on the prospects for select European companies. The structural changes occurring in European economies resulting in historically low inflation, reduced budget deficits and the trend toward U.S.-style corporate restructuring should continue to be beneficial for Europe's financial markets. In particular, the ongoing drive to enhance productivity through the use of new technologies should bolster many of our information technology holdings.

Since the last reporting period, we have reduced our exposure to the Pacific Rim region. The Japanese economy continues to struggle despite a weakened currency compared to its major trading partners (which increases the competitive advantage of its export goods) and low interest rates. We expect increased volatility for Japanese markets, with stock selection becoming even more important. There is some evidence that investors may gravitate back to Japan, as the previously booming Southeast Asian markets of Thailand and Malaysia have cooled. Officials in those countries recently instituted lending restrictions to head off inflationary pressures, and the resulting credit squeeze could hamper growth stock performance in those countries.

In Hong Kong, investors have displayed increased confidence toward the transition to Chinese rule scheduled for July. Chinese officials have indicated that there are no substantial economic policy changes planned for Hong Kong. Financial markets have responded very favorably to these developments, and both the stock market and real estate markets continue to thrive.

We remain lightly represented in Latin America because although the economies of Latin American countries have improved, we believe that other financial markets offer superior return potential. Therefore, we continue to limit our exposure to Latin American companies. However, we added to our position in Brazil's Telebras, because we believe it exhibits excellent growth prospects. Telebras, Brazil's telephone monopoly, has dominated telecommunications services in one of Latin America's most dynamic economies. Moreover, Telebras, is poised for tremendous growth possibilities in a country with about half the number of telephones per capita compared to its neighboring countries of Argentina and Chile.

Fixed Income

Over the six-month reporting period, we increased our exposure to the U.S. government bond market. After growing steadily for the first part of 1996, the U.S. economy began to show signs of increased inflationary pressures as the year progressed. As economic activity continued to overshoot expectations, the Fed was prompted to issue warnings of an imminent shift in U.S. monetary policy. Consequently, the Fed's decision to raise official U.S. interest rates by 25 basis points on March 25, 1997, although widely discounted, signaled a halt to rising bond prices in the dollar bloc markets. However, the U.S. dollar benefited from the widening interest-rate gap between North America and the rest of the world.

The drive toward a single European currency under the agreement of the EMU continued to exert a positive influence on European economies. Investor skepticism

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                17
regarding the likelihood of the EMU continued to dissipate in the face of strong determination by the monetary and fiscal authorities of Spain and Italy to meet the criteria laid down for entry into the EMU.

The peripheral economies of Italy, Spain and Sweden performed well. Positive reports of inflation in Italy and Spain enabled monetary authorities in those countries to cut short-term interest rates aggressively. In fact, the bond markets in these three countries turned in some of the best performances of the world's major bond markets. Although Sweden has declared that it is not a candidate for the EMU in 1999, its inflation and budget deficit performance would likely qualify it for membership should it choose to apply.

On the other hand, the core European bond markets, particularly Germany, France and the Netherlands, lagged behind the smaller markets. These three bond markets significantly underperformed the higher-yielding peripheral bond markets and underperformed the J.P. Morgan Global Government Bond Market Index ("Index") as well. Optimism about further interest rate cuts in Germany evaporated in fall 1996, which contributed to the sluggish performance by the core bond markets as a whole.

Moreover, recent elections in France, which restored the French Socialists to power, have heightened anxiety over the fate of the EMU. However, the cabinet appointments made by Lionel Jospin, France's new Prime Minister, have helped to allay investor concerns over a possible disruption in European integration.

Although the United Kingdom's bond market also trailed the Index in local currency terms, U.K. economic growth was the strongest of the major European economies. Nevertheless, fears of possible higher inflation in the U.K. led monetary authorities to raise interest rates by 25 basis points in October 1996 and another 25 basis points in November. However, the real story in regard to the U.K. was the considerable strength of its currency. The pound sterling began to rally even before the interest-rate boosts as confidence in the United Kingdom's economic recovery relative to the rest of Europe and the United States strengthened. Moreover, the back-to-back interest rate increases fueled investor enthusiasm for the pound sterling and intensified its appreciation against the U.S. dollar and the German mark. This sharp appreciation of the pound sterling transformed what would otherwise be a mediocre performance in local currency terms into the strongest-performing market for U.S. dollar investors of any bond market in the Index.

Despite the economic hurdles facing some European economies, we remain positive on European bonds, particularly in the smaller bond markets. In our view, economic recovery is well under way in many key European countries and continued efforts toward a European Monetary Union should further aid in this recovery.

The Japanese bond market generated positive returns over the reporting period, but that performance was undercut by continued weakness in the yen. However, the deflationary impact of the country's financial restructuring, combined with the Bank of Japan's relatively easy monetary policy, ensured steady demand for the bonds from many domestic investors. For these reasons, we remain guardedly optimistic on the prospects for Japan's bond market going forward. Thank you for your continued confidence in our investment approach.


/s/ James B. Conheady                     /s/ Jeffrey J. Russell

James B. Conheady                         Jeffrey J. Russell
Vice President                            Vice President


/s/ Victor S. Filatov                     /s/ Denis P. Mangan

Victor S. Filatov                         Denis P. Mangan
Vice President                            Vice President

May 18, 1997


--------------------------------------------------------------------------------
18                                       1997 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                                         Net Asset Value
                                         ---------------
                                       Beginning      End       Income      Total
Period Ended                           of Period   of Period   Dividends   Returns(1)
=====================================================================================
4/30/97                                 $13.90      $13.28      $0.23      (2.81)%+
-------------------------------------------------------------------------------------
10/31/96                                 12.64       13.90       0.35      12.89
-------------------------------------------------------------------------------------
10/31/95                                 12.20       12.64       0.39       7.05
-------------------------------------------------------------------------------------
Inception*-- 10/31/94                    12.00       12.20       0.00       1.67+
=====================================================================================
Total                                                           $0.97
=====================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                                         Net Asset Value
                                         ---------------
                                       Beginning      End       Income      Total
Period Ended                           of Period   of Period   Dividends   Returns(1)
=====================================================================================
4/30/97                                 $13.90      $13.35      $0.11      (3.19)%+
-------------------------------------------------------------------------------------
10/31/96                                 12.65       13.90       0.26      12.05
-------------------------------------------------------------------------------------
Inception*-- 10/31/95                    12.08       12.65       0.29       7.33+
=====================================================================================
Total                                                           $0.66
=====================================================================================

================================================================================
Historical Performance -- Class C Shares
================================================================================

                                         Net Asset Value
                                         ---------------
                                       Beginning      End       Income      Total
Period Ended                           of Period   of Period   Dividends   Returns(1)
=====================================================================================
4/30/97                                 $13.87      $13.32      $0.11      (3.20)%+
-------------------------------------------------------------------------------------
10/31/96                                 12.63       13.87       0.26      11.99
-------------------------------------------------------------------------------------
10/31/95                                 12.18       12.63       0.29       6.29
-------------------------------------------------------------------------------------
Inception*-- 10/31/94                    12.00       12.18       0.00       1.50+
=====================================================================================
Total                                                           $0.66
=====================================================================================


================================================================================
Historical Performance -- Class Y Shares
================================================================================

                                         Net Asset Value
                                         ---------------
                                       Beginning      End       Income      Total
Period Ended                           of Period   of Period   Dividends   Returns(1)
=====================================================================================
4/30/97                                  $13.93      $13.29      $0.28     (2.65)%+
Inception*-- 10/31/96                     13.15       13.93       0.29      8.21+
======================================================================================
Total                                                            $0.57
======================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS QUARTERLY AND CAPITAL GAINS, IF ANY, ANNUALLY


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                19

================================================================================
Average Annual Total Return
================================================================================

                                                Without Sales Charge(1)
                                       -----------------------------------------
                                       Class A    Class B    Class C    Class Y
================================================================================
Six Months Ended 4/30/97+              (2.81)%    (3.19)%    (3.20)%    (2.65)%
--------------------------------------------------------------------------------
Year Ended 4/30/97                      2.27       1.39       1.39       2.63
--------------------------------------------------------------------------------
Inception* through 4/30/97              6.84       6.32       6.01       4.32
================================================================================

                                                  With Sales Charge(2)
                                       -----------------------------------------
                                       Class A    Class B    Class C   Class Y
================================================================================
Six Months Ended 4/30/97+              (7.66)%    (8.00)%    (4.16)%    (2.65)%
--------------------------------------------------------------------------------
Year Ended 4/30/97                     (2.82)     (3.59)      0.39       2.63
--------------------------------------------------------------------------------
Inception* through 4/30/97              4.82       5.21       6.01       4.32
================================================================================

================================================================================
Cumulative Total Return
================================================================================

                                                 Without Sales Charge(1)
================================================================================
Class A (Inception* through 4/30/97)                       19.41%
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/97)                       16.42
--------------------------------------------------------------------------------
Class C (Inception* through 4/30/97)                       16.94
--------------------------------------------------------------------------------
Class Y (Inception* through 4/30/97)                        5.34
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, C and Y shares are August 25, 1994, November 7, 1994, August 25, 1994 and February 7, 1996, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
20                                       1997 Semi-Annual Report to Shareholders

================================================================================
International Balanced Portfolio at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A and C Shares of the International Balanced Portfolio vs. MSCI EAFE-GDP Weighted Index and J.P. Morgan Global Bond Market Index+
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                             August 1994--April 1997

                      International Balanced     International       MSCI EAFE-GDP  J.P. Morgan Global Bond
                       Portfolio - Class A    Balanced - Class C    Weighted Index   Market Index - Unhedged
                       -------------------    ------------------    --------------   -----------------------
    Aug 1994                  $9,547               $10,000              $10,000             $10,000
    Oct 1994                  $9,706               $10,050               $9,960             $10,262
    Apr 1995                  $9,581                $9,893               $9,977             $11,314
    Oct 1995                 $10,390               $10,788               $9,563             $12,111
    Apr 1996                 $11,147               $11,534              $10,806             $12,136
    Oct 1996                 $11,730               $12,081              $10,607             $12,850
    Apr 1997                 $11,400               $11,694              $11,050             $12,367


+ Hypothetical illustration of $10,000 invested in Class A and C shares at inception on August 25, 1994, assuming deduction of the maximum 4.50% sales charge at the time of investment for Class A shares and the deduction of the 1.00% CDSC for Class C shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1997. The Morgan Stanley Capital International ("MSCI") EAFE-GDP Weighted Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product. The J.P. Morgan Global Bond Market Index-Unhedged is a daily, market capitalization weighted international fixed income index consisting of 13 countries. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
Top Ten Holdings* As of April 30, 1997
================================================================================

 1.   Japanese Government                                              9.9%
--------------------------------------------------------------------------------
 2.   Bonos Y Oblig De Estado                                          4.3
--------------------------------------------------------------------------------
 3.   Buoni Poliennali Del Tesoro                                      3.9
--------------------------------------------------------------------------------
 4.   Kingdom of Belgium                                               3.3
--------------------------------------------------------------------------------
 5.   United Kingdom Treasury                                          2.7
--------------------------------------------------------------------------------
 6.   Coca-Cola Amatil Ltd.                                            2.6
--------------------------------------------------------------------------------
 7.   Novartis AG Registered Shares                                    2.5
--------------------------------------------------------------------------------
 8.   Telecom Italia Mobile S.p.A.                                     2.3
--------------------------------------------------------------------------------
 9.   Volkswagen AG Preferred                                          2.3
--------------------------------------------------------------------------------
10.   Telecomunicoes Brasileiras S.A.-Telebras ADR                     2.1
--------------------------------------------------------------------------------

*    As a percentage of total investments by issuer.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Investment Allocation as of April 30, 1997
--------------------------------------------------------------------------------

Cash and Cash Equivalents                   10.7%
Europe                                      57.3%
Asia/Pacific                                25.7%
The Americas                                 6.3%


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                21

================================================================================
Emerging Markets Portfolio
================================================================================

The Emerging Markets Portfolio seeks long-term capital appreciation on its assets through a portfolio invested primarily in securities of emerging country issuers.

                                           NASDAQ SYMBOL
                                           -------------
             Class A                          SMMAX
             Class B                          SEMBX


[PHOTO]
DONALD ELEFSON
Vice President

Portfolio Manager

Donald Elefson joined the Smith Barney International Equity team in 1994. Previously he was at Merrill Lynch Asset Management, where he assisted in the management of emerging markets mutual funds. Prior to Merrill Lynch, he held positions in equity analysis with Cazenove Inc. and BHGF Securities in New York, and with George Hauck and Sohn in Frankfurt, Germany. He is a Chartered Financial Analyst, the past chairman of the New York Society of Securities Analysts International Program committee and a member of the Institute of Chartered Financial Analysts. Mr. Elefson holds a B.A. in Economics from the University of Washington.

Performance Update

For the six months ended April 30, 1997, the Emerging Markets Portfolio had a total return of 17.96% for Class A shares and outperformed its Lipper Analytical Services, Inc. peer group average of 14.60% for the same period.

Emerging Markets Overview

Over the reporting period, many emerging markets enjoyed robust growth fueled by improved economic fundamentals and increased investment capital inflows. The soaring stock and real estate markets in Hong Kong indicate that investors there have a generally positive outlook toward Hong Kong's transition to Chinese rule. In addition, many Latin American countries appear to be well on their way to economic recovery. However, a sharp correction in the U.S. stock market earlier this year triggered similar declines across many global financial markets. This correction was caused by the tightening of monetary policy by the Fed and fears of higher U.S. interest rates. Nevertheless, many money managers continue to look toward the emerging markets for investment opportunities.

Investment Strategy

The Emerging Markets Portfolio follows an investment strategy involving broad geographic diversification, careful individual stock selection and prudent exposure to newly emerging markets with high growth potential. We emphasize investments in countries that are usually in the early stages of their economic development and, in our view, offer superior return potential over more developed nations.

Asia and Pacific Rim

We continue to devote a major portion of the Portfolio's assets to Asian financial markets. As of April 30, 1997, approximately 44% of the Portfolio's assets were invested in Asian companies. In our opinion, the performance of these stocks was affected by two major political and economic events -- renewed interest in China, driven in part by the impending handover of Hong Kong to China in July, and considerable volatility in the markets of Malaysia and Thailand.

China continues to show promise as one of the largest and most closely watched emerging economies of the region. Over the past two years, the Chinese government has successfully brought inflation down from 20% to around 8% annually, which has led to expectations of a looser monetary policy. The prospects of lower interest rates in this largely untapped marketplace were viewed very favorably by many investors.


--------------------------------------------------------------------------------
22                                       1997 Semi-Annual Report to Shareholders

Moreover, investors have demonstrated a growing optimism towards the handover of Hong Kong to China. Many observers believe that Hong Kong remains a critical part of China's economic future. In fact, the Gross Domestic Product (GDP) of Hong Kong with only a fraction of China's population is nearly one-fifth of the entire GDP of China. More importantly, Hong Kong serves as a vital conduit for trade, providing China with a source of capital and technology it will need to carry out the planned massive infrastructure projects. In our opinion, with so much economic advantage to gain, it is unlikely that China will move to dampen Hong Kong's economy.

After a period of very strong growth in the peripheral Asian markets (e.g., Thailand, a major component in many major emerging market indices), some of these economies began to show signs of overheating. In response, Thailand's central bank announced loan restrictions in late 1996 after a rapid rise in loan growth. According to Thailand's central bank, many of these loans were not directed toward expanding the country's economic base, and therefore were increasing inflationary pressures. The significance of this government intervention in a previously vigorous economy rippled throughout the region and raised investor concerns in many Asian markets.

Fearful of inflation, the Malaysian central bank followed with lending restrictions of its own in March of this year. Officials in that country cited the swift growth in loan rates, particularly to construction projects and automobiles, as the cause for the intervention. Similar to Thailand, Malaysia's overly rapid economic growth and the resulting lending restrictions created considerable selling pressures in the first months of 1997.

The examples of Thailand and Malaysia have raised the question of whether other Asian countries can maintain the high growth rates they have enjoyed in the past. Furthermore, because Asia is the largest portion of emerging market indices, its future is critical to the performance of emerging markets as a whole.

In order to benefit from lower interest rates in China and improving investor sentiment toward Hong Kong's absorption into China, we increased the Portfolio's investments in China/Hong Kong from approximately 10% to 17% over the past six months. Primarily, we added Chinese companies listed on Hong Kong stock exchanges, frequently referred to as "red chips." For example, we added Guangnan Holdings, a holding company with interests in supermarkets and food. Another red chip we added was Guangdong Kelon, one of China's largest refrigerator manufacturers. We believe that stocks such as Guangnan Holdings and Guangdo ng Kelon should fare well in a new and more open posttransition China.

Latin America

Stocks of Latin American countries represented roughly 32% of the Portfolio's investments as of April 30, 1997. Improved economic and political environments in Brazil and Mexico led to good performance in Latin America. For example, Mexico reported over 5% GDP growth in 1996. Although this growth represents only one year of progress, it adds to the growing body of evidence that Mexico may be recovering from the deep recession it entered in 1994.

Similarly, Brazil appears to be making solid progress on necessary public sector reforms. For instance, allowances for rate rebalancing in the telecommunications sector have helped pave the way for future full privatization of that industry. Many investors believe that privatization will enhance company profits and lead to lower inflation. In recent years, Brazil's inflation has dropped from astronomical levels to around the low double-digit level. As privatization continues, we believe the trend toward lower inflation in Brazil's economy should also advance.

Over the reporting period, we increased the Portfolio's exposure to Brazil from about 12% to over 15% to take advantage of the improving economic environment in that country. The stocks we added were mainly public sector companies. Some of these


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                23
new additions include Telerj, the telephone operator in Rio de Janeiro; and Copel, the power utility in the state of Parana. We believe that both of these stocks should benefit from ongoing liberalization and privatization. We also sold Acindar, an Argentine steel company, which had doubled in price since it was purchased.

Europe and Russia

Many emerging market investors have returned their attention to Russian stocks after a number of favorable events developed over the past six months. Russian President Boris Yeltsin recovered from successful heart surgery to reassume control of the government. Mr. Yeltsin's long-term health problems had left him both physically and politically weakened, giving rise to speculation that opposition parties might quash efforts toward economic reforms. However, after returning to office, Mr. Yeltsin reshuffled his cabinet and the new appointees have reduced opposition to the ongoing reforms that many investors believe are necessary for the future health of the Russian economy. This renewed confidence in Russia has attracted significant new investment capital. In addition, four new American Depository Receipts (ADRs) were issued, further adding to investors' exposure to the Russian equity market. (An ADR is a receipt for shares of a foreign corporation held in the vault of a U.S. bank entitling shareholders to all dividends and capital gains.) Also during the reporting period, we sold Borsodchem, a Hungarian petrochemical producer. This stock had also nearly doubled in price since it was first purchased and we believed that it was prudent to take profits.

Emerging Markets Outlook

We remain very positive on the prospects for emerging markets over the next six months. According to the International Monetary Fund (IMF), worldwide economic growth should be around 4% in 1997 -- the strongest growth rate in many years. Over the past six months, we have focused on cyclical stocks (e.g., pulp, steel and oil industries), to take advantage of this anticipated growth. In our view, stronger economic growth should lead to increased business opportunities for many basic material and cyclical company stocks.

We expect continuing economic recovery in Latin American markets. As of April 30, 1997, Latin American markets had gained nearly 15% for the year. We believe this robust economic growth should continue to attract investor interest as long as these economies stay on track. In addition, growing confidence in Hong Kong's transition to Chinese rule has the potential to shift investor attention back to Asian emerging markets. Finally, eastern Europe and Russia continue to demonstrate steady growth. The Russian economy appears to be on the right course and should become even more attractive as the year progresses.

In closing, we believe emerging equity markets offer investors excellent long-term growth prospects while providing necessary added diversity to their portfolios.


/s/ Donald Elefson

Donald Elefson
Vice President

May 15, 1997


--------------------------------------------------------------------------------
24                                       1997 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                                    Net Asset Value
                                 --------------------
                                 Beginning      End        Income      Total
Period Ended                     of Period   of Period   Dividends   Returns(1)
================================================================================
4/30/97                           $12.08      $14.25      $0.00      17.96%+
--------------------------------------------------------------------------------
10/31/96                           11.06       12.08       0.00       9.22
--------------------------------------------------------------------------------
Inception*-- 10/31/95              12.00       11.06       0.00      (7.83)+
================================================================================
Total                                                     $0.00
================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                                    Net Asset Value
                                 ---------------------
                                 Beginning      End       Income       Total
Period Ended                     of Period   of Period   Dividends   Returns(1)
================================================================================
4/30/97                           $11.95      $14.03      $0.00      17.41%+
--------------------------------------------------------------------------------
10/31/96                           11.02       11.95       0.00       8.44
--------------------------------------------------------------------------------
Inception*-- 10/31/95              12.00       11.02       0.00      (8.17)+
================================================================================
Total                                                     $0.00
================================================================================

================================================================================
Historical Performance -- Class C Shares
================================================================================

                                    Net Asset Value
                                 --------------------
                                     Beginning      End       Income       Total
Period Ended                     of Period   of Period   Dividends   Returns(1)
================================================================================
4/30/97                           $11.95      $14.04      $0.00      17.49%+
10/31/96                           11.02       11.95       0.00       8.44
Inception*-- 10/31/95              12.00       11.02       0.00      (8.17)+
================================================================================
Total                                                     $0.00
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                25

================================================================================
Average Annual Total Return
================================================================================

                                               Without Sales Charge(1)
                                      ------------------------------------------
                                      Class A       Class B        Class C
================================================================================
Six Months Ended 4/30/97+               17.96%       17.41%       17.49%
--------------------------------------------------------------------------------
Year Ended 4/30/97                      14.55        13.51        13.96
--------------------------------------------------------------------------------
Inception* through 4/30/97               9.10         8.25         8.28
================================================================================

                                               With Sales Charge(2)
                                        ----------------------------------------
                                        Class A      Class B      Class C
================================================================================
Six Months Ended 4/30/97+               12.03%       12.41%       16.49%
--------------------------------------------------------------------------------
Year Ended 4/30/97                       8.86         8.51        12.96
--------------------------------------------------------------------------------
Inception* through 4/30/97               6.31         6.35         8.28
================================================================================

================================================================================
Cumulative Total Return
================================================================================

                                                       Without Sales Charge(1)
================================================================================
Class A (Inception* through 4/30/97)                          18.75%
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/97)                          16.92
--------------------------------------------------------------------------------
Class C (Inception* through 4/30/97)                          17.00
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
*    The inception date for Class A, B and C shares is May 12, 1995.
+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
26                                       1997 Semi-Annual Report to Shareholders

================================================================================
Emerging Markets Portfolio at a Glance (unaudited)
================================================================================
Growth of $10,000 Invested in Class A, B and C Shares of the
Emerging Markets Portfolio vs. MSCI Free World Market Index+
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                              May 1995--April 1997

               Emerging Markets       Emerging Markets       Emerging Markets      MSCI Free World
              Portfolio - Class A    Portfolio - Class B    Portfolio - Class C      Market Index
              -------------------    -------------------    -------------------      ------------
May 1995             $9,501               $10,000               $10,000               $10,000
Oct 1995             $8,757                $8,724                $9,092               $10,497
Apr 1996             $9,850                $9,800               $10,167               $11,928
Oct 1996             $9,565                $9,560                $9,958               $12,264
Apr 1997            $11,283               $11,292               $11,700               $13,146

+ Hypothetical illustration of $10,000 invested in Class A, B and C shares at inception on May 12, 1995, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class C shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1997. The Morgan Stanley Capital International ("MSCI") Free World Market Index measures performance for a diverse range of global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East and excludes shares which are not readily purchased by non-local investors. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


================================================================================
Top Ten Holdings*                                           As of April 30, 1997
================================================================================

 1.   Precious Shipping Public Co. Ltd. Foreign                        1.8%
--------------------------------------------------------------------------------
 2.   Telecomunicacoes Brasileiras S.A.-Telebras ADR                   1.7
--------------------------------------------------------------------------------
 3.   Ferreyros S.A.                                                   1.5
--------------------------------------------------------------------------------
 4.   Shanghai Lujiazui Finance and
      Trade Zone Development Co. Ltd.                                  1.5
--------------------------------------------------------------------------------
 5.   Vina Concha y Toro S.A. ADR                                      1.5
--------------------------------------------------------------------------------
 6.   Centrais Electricas Brasileiras S.A. ADR Preferred               1.4
--------------------------------------------------------------------------------
 7.   China Merchants Hai Hong Holdings                                1.4
--------------------------------------------------------------------------------
 8.   Petroleo Brasileiro S.A. Preferred                               1.4
--------------------------------------------------------------------------------
 9.   PT Indah Kiat Pulp &Paper Corp.                                  1.4
--------------------------------------------------------------------------------
10.   Telec Do Rio Janeiro S.A. Preferred                              1.4
--------------------------------------------------------------------------------

*    As a percentage of total investments by issuer.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Investment Allocation as of April 30, 1997
--------------------------------------------------------------------------------
Cash and Cash Equivalents                     2.5%
Asia/Pacific                                 43.9%
Latin America                                32.1%
Europe                                       13.5%
Other                                         8.0%


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                27

================================================================================
European Portfolio
================================================================================

The European Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers based in countries of Europe.

                                          NASDAQ SYMBOL
                                          -------------
             Class A                          SBEAX
             Class B                          SBEBX


[PHOTO]
REIN W. VAN DER DOES
Vice President

Portfolio Manager

Rein W. van der Does began his career with Drexel Burnham Lambert in 1958 as a domestic research analyst. In 1975, he joined Drexel's International Research Department and was appointed Director of International Research and Head of Portfolio Strategy in 1985. He moved with the International Equity team to Smith Barney in 1990. He is a member of the New York State Association for International Investment and a member of the New York Society of Security Analysts. Mr. van der Does was awarded a doctorate in Economics from the Dutch Economic University in Rotterdam.

Performance Update

The European Portfolio posted a total return of 7.62% for Class A shares for the six months ended April 30, 1997, and trailed its Lipper Analytical Services, Inc. peer group average of 9.62% for the same period.

European Markets Update

We remain confident in our belief that Europe continues to offer investors attractive opportunities to participate in the growth potential of the global marketplace. The European economic recovery, which has lagged U.S. economic recovery by 18 months, is well under way. In our opinion, this recovery has been driven by three primary trends: European governments striving to meet membership requirements in the EMU, the rise of a true shareholder culture on the Continent and increasing privatization of many state-controlled industries.

Of the three trends, the EMU has received the most media attention and recently has been the subject of considerable controversy. Prospective member nations have until the end of 1997 to meet the strict fiscal requirements set down by the Maastricht Treaty, which outlines conditions for membership in the EMU. As a result, many countries are racing to meet the deadline by bringing their budgets down to required levels.

Recently, some observers speculated that Germany, considered by many to be Europe's leading economy, would be unable to meet the budget requirements. Germany's failure to qualify for membership in the monetary union could threaten the entire union. This possibility introduced significant market turbulence in recent weeks. The high cost of reuniting with East Germany has been partially responsible for the financial crunch in Germany. Furthermore, the recent elections in France, which restored the Socialist Party to power, caused some observers to doubt the future prospects for European integration. However, France's newly elected Prime Minister, Lionel Jospin, has announced cabinet appointments which have calmed the market somewhat. Nevertheless, efforts toward a monetary union have created positive fundamental changes in European economies. The movement toward the EMU has contributed to a low-interest-rate environment, which in turn has aided Europe's economic upturn.

Moreover, many European companies have focused on enhancing shareholder value. Facing increasing global competition, these companies have improved profits through corporate restructuring, similar to the reforms undertaken by U.S. corporations in the 1970s and 1980s. Most of these restructuring efforts have focused on the bottom line, creating companies that are more efficient, streamlined, and cost conscious.


--------------------------------------------------------------------------------
28                                      1997 Semi-Annual Report to Shareholders

For example, Ciba Geigy and Sandoz, the two Swiss pharmaceutical giants, recently merged to form the world's third-largest pharmaceutical company, called Novartis. (As of April 30, 1997, Novartis was the second largest holding of the Portfolio at 4.7%.) Although this trend is only beginning, we believe that the current wave of mergers and acquisitions, and the spinning off of unproductive assets in Europe, will continue. In our view, the focus on shareholder value has been driven by the growth of U.S. investing overseas, the expansion of European pension plans, and relatively low Gross Domestic Product (GDP) growth -- trends that we believe should only increase in the future.

Similar to reforms in the private sector, a number of European governments are seeking to improve their own efficiency by privatizing many key state-owned industries. Some recent, high-profile examples include Italy's energy supplier Ente Nazionale Idrocarbu and the German telecommunications powerhouse, Deutsche Telekom. Despite the widespread job cuts caused by economic reform in both the public and private sectors, these governments recognize the necessity of fundamental changes to ensure the future health of their economies.

Investment Strategy

We continue to favor a "bottom up" approach when selecting investments for the Portfolio. Although economic cycles are important when evaluating a company's outlook, we generally search for companies that exhibit excellent growth prospects regardless of the macroeconomic conditions in Europe. In our opinion, this approach should provide investors with competitive returns over the long term.

During the reporting period, we remained underweighted in the United Kingdom because of the political uncertainties that persist there. We continue to favor select French companies (21.8%) because of their relative value and continue to focus on Germany (14.4%) because of its leadership role in the corporate restructuring trends discussed earlier in this letter. In the Netherlands (15.4%), we continue to find compelling investment opportunities in companies such as Randstad (a temporary employment company), Ahrend (an office supply and furniture company) and Hunter Douglas (a window covering company).

European Markets Outlook

We believe that many European companies continue to offer excellent values compared to their U.S. counterparts. For example, European stocks are selling at an average of approximately 8.5x 1997 price/cash flow compared to U.S. stocks, which are selling at 11.1x 1997 price/cash flow. In addition, Europe's average stock dividend is roughly 3% while U.S. stock dividends average around 2%.

For these reasons, we remain bullish on the prospects for select European companies. After lagging behind the U.S. stock market in performance, European markets appear to be poised to enter a period of strong growth. In addition, we believe that investing in Europe's well-established exchanges represents a conservative way for investors to participate in the exciting growth potential of foreign stock markets.




/s/ Rein W. van der Does

Rein W. van der Does
Vice President

May 1, 1997


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                29

================================================================================
Historical Performance -- Class A Shares
================================================================================

                                       Net Asset Value
                                  --------------------------
                                  Beginning          End            Income         Capital Gain       Total
Period Ended                      of Period        of Period       Dividends      Distributions      Returns(1)
===============================================================================================================
4/30/97                            $17.25           $17.38           $0.00           $1.16            7.62%+
---------------------------------------------------------------------------------------------------------------
10/31/96                            14.67            17.25            0.09            0.04           18.65
---------------------------------------------------------------------------------------------------------------
10/31/95                            12.88            14.67            0.00            0.00           13.90
---------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/94               12.50            12.88            0.00            0.00            3.04+
===============================================================================================================
Total                                                                $0.09           $1.20
===============================================================================================================


================================================================================
Historical Performance -- Class B Shares
================================================================================

                                       Net Asset Value
                                  --------------------------
                                  Beginning          End            Income         Capital Gain       Total
Period Ended                      of Period        of Period       Dividends      Distributions      Returns(1)
===============================================================================================================
4/30/97                            $17.09           $17.14           $0.00           $1.16            7.20%+
---------------------------------------------------------------------------------------------------------------
10/31/96                            14.56            17.09            0.00            0.04           17.72
---------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/95               12.62            14.56            0.00            0.00           15.37+
===============================================================================================================
Total                                                                $0.00          $1.20
===============================================================================================================


================================================================================
Historical Performance -- Class C Shares
================================================================================

                                       Net Asset Value
                                  --------------------------
                                  Beginning          End            Income         Capital Gain       Total
Period Ended                      of Period        of Period       Dividends      Distributions      Returns(1)
===============================================================================================================
4/30/97                            $17.04           $17.09           $0.00           $1.16            7.22%+
---------------------------------------------------------------------------------------------------------------
10/31/96                            14.51            17.04            0.00            0.04           17.78
---------------------------------------------------------------------------------------------------------------
10/31/95                            12.83            14.51            0.00            0.00           13.09
---------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/94               12.48            12.83            0.00            0.00            2.80+
===============================================================================================================
Total                                                                $0.00           $1.20
===============================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
30                                       1997 Semi-Annual Report to Shareholders

================================================================================
Average Annual Total Return
================================================================================

                                                 Without Sales Charge(1)
                                             -----------------------------------
                                             Class A      Class B       Class C
================================================================================
Six Months Ended 4/30/97+                      7.62%        7.20%        7.22%
--------------------------------------------------------------------------------
Year Ended 4/30/97                            14.03        13.16        13.20
--------------------------------------------------------------------------------
Inception* through 4/30/97                    13.35        16.36        12.72
================================================================================
                                                  With Sales Charge(2)
                                             -----------------------------------
                                             Class A      Class B       Class C
================================================================================
Six Months Ended 4/30/97+                      2.23%        2.20%        6.22%
--------------------------------------------------------------------------------
Year Ended 4/30/97                             8.31         8.16        12.20
--------------------------------------------------------------------------------
Inception* through 4/30/97                    11.56        15.39        12.72
================================================================================


================================================================================
Cumulative Total Return
================================================================================

                                                     Without Sales Charge(1)
================================================================================
Class A (Inception* through 4/30/97)                           49.86%
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/97)                           45.60
--------------------------------------------------------------------------------
Class C (Inception* through 4/30/97)                           46.83
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B and C are February 7, 1984, November 7, 1994 and February 14, 1994, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                31

================================================================================
European Portfolio at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A Shares of the
European Portfolio vs. MSCI European Market Index*
--------------------------------------------------------------------------------

 [THE FOLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                            February 1994--April 1997

                       European Portfolio       MSCI European Market Index
                       ------------------       --------------------------

Feb 1994                     $9,549                        $10,000
Apr 1994                     $9,481                        $10,531
Oct 1994                     $9,840                        $10,859
Apr 1995                    $10,298                        $11,306
Oct 1995                    $11,207                        $11,256
Apr 1996                    $12,550                        $12,250
Oct 1996                    $13,298                        $13,285
Apr 1997                    $14,311                        $14,874


* Hypothetical illustration of $10,000 invested in Class A shares at inception on February 7, 1994, assuming deduction of the maximum 4.50% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1997. The Morgan Stanley Capital International ("MSCI") European Market Index is a composite portfolio consisting of equity total returns for Europe. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
Top Ten Holdings*                                           As of April 30, 1997
================================================================================

 1.   Nokia Oy AB Class A Shares                                       6.6%
--------------------------------------------------------------------------------
 2.   Novartis AG Registered Shares                                    4.7
--------------------------------------------------------------------------------
 3.   Tomara Systems ASA                                               4.1
--------------------------------------------------------------------------------
 4.   Ahrend Groep N.V.                                                4.0
--------------------------------------------------------------------------------
 5.   Independent Newspapers PLC                                       4.0
--------------------------------------------------------------------------------
 6.   VA Technologie AG                                                4.0
--------------------------------------------------------------------------------
 7.   Computer Management Systems PLC                                  3.8
--------------------------------------------------------------------------------
 8.   Randstad Holdings N.V.                                           3.8
--------------------------------------------------------------------------------
 9.   Hunter Douglas N.V.                                              3.6
--------------------------------------------------------------------------------
10.   Guilbert S.A.                                                    3.4
--------------------------------------------------------------------------------

*    As a percentage of total investments by issuer.


  [THE FOLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Investment Allocation as of April 30, 1997
--------------------------------------------------------------------------------
France                                 21.8%
Germany                                14.4%
Netherlands                            15.4%
United Kingdom                          8.8%
Finland                                 8.6%
Italy                                   7.6%
Other                                  21.2%
Cash and Cash Equivalents               2.2%


--------------------------------------------------------------------------------
32                                       1997 Semi-Annual Report to Shareholders

================================================================================
Pacific Portfolio
================================================================================

The Pacific Portfolio's primary investment is long-term capital appreciation. In seeking to achieve its objective, the Portfolio will invest primarily in a diversified portfolio of equity securities of companies in Australia, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Papua New Guinea, the People's Republic of China, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand.


[PHOTO]
SCOTT E. KALB
Vice President

Portfolio Managers

Scott E. Kalb joined the inter-national equity team in 1995. He has eleven years of experience in research and was formerly Head of International Equity Research at Smith Barney from 1990 to 1995, where he was responsible for the coverage of equities in emerging markets, including Latin America, Asia, the Middle East and Africa, as well as Europe and Japan. Prior to joining Smith Barney, Mr. Kalb served as the First Vice President of Corporate Finance, and Vice President of Equity Research, for Drexel Burnham Lambert. Previously he worked at James Capel and he also served for two years as economic consultant for the Ministry of Finance in Korea. Mr. Kalb lived in Asia for ten years and in London for two, speaks Korean fluently and some Japanese. Mr. Kalb holds a B.A. degree from Oberlin College and an M.A. in Economics from Harvard University.


[PHOTO]
DAVID ISHIBASHI
Vice President

David Ishibashi joined Smith Barney International Equity team as a Vice President and Portfolio Manager in 1993. Mr. Ishibashi came to Smith Barney from SG Warburg, where he was responsible for Japanese equities and headed the Japan desk. Previously he was at Baring Securities, Inc., where he was responsible for Japan and Southeast Asia and opened and operated Baring's first West Coast office. He also spent four years at Nomura Securities International brokering Japanese Securities and established the Nomura Finance Collection at the Crocker School of Business and Business Library. Prior to that, he served as a financial analyst at Rockwell International. Mr. Ishibashi has a B.A. from California State College at Los Angeles and attended the post graduate studies program in Tokyo at the Inter-Cultural Japanese Language Institute.

Performance Update

During the six-month period ended April 30, 1997, the Pacific Portfolio generated a 6.58% total return, outperforming the Lipper Analytical Services Inc. peer group average return of -0.29%. We are also pleased to report that the Pacific Portfolio outperformed the benchmark Morgan Stanley Capital International (MSCI) All Country Asia Pacific Index that had a roughly -8.60% total return for the same period. At the end of April, the Pacific Portfolio held 47 securities in 10 countries. (The MSCI All Country Asia Pacific Index is a common benchmark used by investors to measure the performance of equities in Australia, New Zealand and countries in the Far East.)

Asian Markets Update

The last half-year has been a difficult time for Asian stock markets in general, as countries in the region have had to cope with three challenging developments. The most important event has to do with the return of Hong Kong to Chinese sovereignty in July. This transition has repercussions for all of Asia, as most Pacific Basin economies depend greatly on intraregional trade, particularly with China, to fuel economic growth. The event has focused attention away from Hong Kong and onto China. Rather than being gloomy about the end of British rule, many investors have become enthusiastic about the prospects for the new age under China and have


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                33
shown strong demand for Chinese-related shares. Chinese "red chips" (i.e., Chinese companies incorporated and domiciled in Hong Kong with shares trading on the Hong Kong exchange but with their business based in China) and "H" shares (i.e., Chinese companies incorporated and headquartered in China but whose shares trade on the Hong Kong exchange) have been in great demand. Meanwhile, Hong Kong blue-chip shares (i.e., stocks of well established companies) have largely traded in a tight range.

The second major development has been economic crisis and a subsequent stock market collapse in Thailand. After years of strong economic growth and heady expansion, Thailand fell prey to an enormous speculative bubble in property that burst in 1996. As property prices plunged, nonperforming loans soared, the Thai baht came under pressure, interest rates skyrocketed and growth turned negative. The ensuing Thai crisis has led to bankruptcies in the property, finance and even manufacturing sectors. On a regional basis, the Thai crisis has made many investors nervous about other Southeast Asian countries, and governments in several countries have introduced measures to cool overheated property markets. As a result, stock markets in Malaysia, Singapore and the Philippines declined by approximately 10% to 17% in U.S. dollar terms during the period.

The third major development has been rapid depreciation of the yen vis-a-vis the dollar. After appreciating to 80 yen to the dollar, the yen/dollar rate declined to 114 by the end of October 1996. By the end of April 1997 the yen had fallen to 127 to the dollar, a further 11.5% decline. Large swings in the yen/dollar rate have a big impact on other Asian economics, affecting debt service ratios, trade balances and the demand for local goods competing with Japanese products in world markets.

Recent Portfolio Changes

We made several changes to the Pacific Portfolio to cope with the developments noted above. To start with, we rebalanced the Hong Kong position, maintaining our weighting at about 25% of the Portfolio but switching into select red chips and H shares to take advantage of positive trends in China. Two of our favorite companies in this regard are Shanghai Industrial and China Resources Enterprises. Shanghai Industrial is the premier conglomerate in Shanghai specializing in consumer products, auto businesses and infrastructure projects. We believe the company's close ties to the local government position it well to acquire new assets and projects on attractive terms. China Resources Enterprises, owned indirectly by the Chinese Ministry of Foreign Trade, also is well positioned for acquisitions and new projects. It specializes in property development, cold storage, container terminals, food distribution and beer. Both of these companies were among our top-ten holdings as of April 30, 1997. Exposure to China stocks contributed to the Portfolio's outperformance versus its benchmark during the reporting period.

Next, we reduced portfolio weightings in many Southeast Asian countries, convinced that Thailand's economic woes were far from over and would continue to trouble neighboring markets. Accordingly, we reduced Thailand to a zero weighting from 6% at the end of October 1996, took the Philippines down to 1% from 6% and reduced Singapore to 4.5% from 7.5%. Reduced exposure to Thailand and the Philippines particularly, and Singapore to a lesser extent, contributed to the Portfolio's relative outperformance during the period. In Malaysia, we maintained the portfolio weighting at about 12%, switching into select shares with less exposure to property, but were unable to escape completely the negative sentiment and overall market decline.

In Japan, we increased the portfolio weighting to 21% from 16% previously, expecting that the weaker yen rate against the dollar would stimulate growth in export-oriented companies and eventually trickle down and cause better growth for domestic firms. Accordingly, we added a familiar export name to the


--------------------------------------------------------------------------------
34                                       1997 Semi-Annual Report to Shareholders
portfolio, like Honda, as well as a few domestic firms like Seven Eleven Japan and Sumitomo Realty. One new Japanese company we added, and one of our favorites, is Noritsu Koki, the dominant manufacturer worldwide of automatic photo developing machines. Nortisu Koki was one of the Portfolio's top-ten holdings as of April 30, 1997.

Market Outlook

We expect that China-related shares in Hong Kong will continue to outperform over the next six months. Valuations on some of these shares are a bit high, and strong links to the dollar make this market vulnerable to interest-rate tightening in the U.S., but for the time being the momentum is strong and a resurgent Chinese economy is providing good growth opportunities for local companies. We are attracted to the defensive nature of Japan at this stage, as one of the few economies and stock markets that is out of sync with that of the United States. We also believe that the weaker yen, if sustained, will drive stronger earnings and economic recovery. We continue to look for fundamentally attractive Japanese shares to add to the Portfolio.

We expect it will take some time for Thailand to sort out its economic problems and thus have no immediate plans to reenter this market. The Philippines also makes us a bit nervous, with its heavy exposure to foreign currency loans and cracks appearing in the property market. On the other hand, we believe that select Malaysian and Singaporean shares have been unfairly tarnished by economic problems in neighboring countries and are likely to recover later this year. In addition, we are expecting a rebound in the South Korean economy and have added a few Korean shares to the Portfolio at what we believe are extremely attractive valuation levels.

Thank you for your investment in the Pacific Portfolio.


/s/ Scott E. Kalb                    /s/ David Ishibashi

Scott E. Kalb                         David Ishibashi
Vice President                        Vice President

May 29, 1997


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                35

================================================================================
Historical Performance -- Class A Shares
================================================================================

                                        Net Asset Value
                                     ---------------------
                                     Beginning      End       Income      Total
Period Ended                         of Period   of Period   Dividends  Returns(1)
==================================================================================
4/30/97                               $10.18      $10.85      $0.00       6.58%+
----------------------------------------------------------------------------------
10/31/96                               10.07       10.18       0.00       1.09
----------------------------------------------------------------------------------
10/31/95                               12.92       10.07       0.00     (22.06)
----------------------------------------------------------------------------------
Inception*-- 10/31/94                  12.50       12.92       0.00       3.36+
==================================================================================
Total                                                         $0.00
==================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                                        Net Asset Value
                                     ---------------------
                                     Beginning      End       Income      Total
Period Ended                         of Period   of Period   Dividends  Returns(1)
==================================================================================
4/30/97                               $10.01      $10.62      $0.00       6.09%+
----------------------------------------------------------------------------------
10/31/96                                9.99       10.01       0.00       0.20
----------------------------------------------------------------------------------
Inception*-- 10/31/95                  12.64        9.99       0.00     (20.97)+
==================================================================================
Total                                                         $0.00
==================================================================================


================================================================================
Historical Performance -- Class C Shares
================================================================================

                                        Net Asset Value
                                     ---------------------
                                     Beginning      End       Income      Total
Period Ended                         of Period   of Period   Dividends  Returns(1)
==================================================================================
4/30/97                               $9.98      $10.58      $0.00       6.01%+
10/31/96                               9.95        9.98       0.00       0.30
10/31/95                              12.86        9.95       0.00     (22.63)
Inception*--10/31/94                  12.50       12.86       0.00       2.88+
==================================================================================
Total                                                        $0.00
==================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.


--------------------------------------------------------------------------------
36                                       1997 Semi-Annual Report to Shareholders

================================================================================
Average Annual Total Return
================================================================================

                                                    Without Sales Charge(1)
                                             -----------------------------------
                                             Class A       Class B      Class C
================================================================================
Six Months Ended 4/30/97+                      6.58%        6.09%        6.01%
--------------------------------------------------------------------------------
Year Ended 4/30/97                            (3.38)       (4.07)       (3.99)
--------------------------------------------------------------------------------
Inception* through 4/30/97                    (4.29)       (6.78)       (5.05)
================================================================================

                                                  With Sales Charge(2)
                                             -----------------------------------
                                             Class A      Class B       Class C
================================================================================
Six Months Ended 4/30/97+                      1.21%        1.09%        5.01%
Year Ended 4/30/97                            (8.21)       (8.86)       (4.95)
Inception* through 4/30/97                    (5.81)       (7.92)       (5.05)
================================================================================


================================================================================
Cumulative Total Return
================================================================================

                                                    Without Sales Charge(1)
================================================================================
Class A (Inception* through 4/30/97)                     (13.20)%
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/97)                     (15.98)
--------------------------------------------------------------------------------
Class C (Inception* through 4/30/97)                     (15.36)
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B and C shares are February 7, 1994, November 7, 1994 and February 11, 1994, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                37

================================================================================
Pacific Portfolio at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A Shares of the
Pacific Portfolio vs. MSCI All Country Asia Pacific Index+
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                            February 1994--April 1997

                                            MSCI All Country
                      Pacific Portfolio      Pacific Index
                      -----------------      -------------
Feb 1994                  $9,549                $10,000
Apr 1994                  $9,465                 $9,857
Oct 1994                  $9,870                $10,372
Apr 1995                  $8,121                $10,111
Oct 1995                  $7,693                 $9,208
Apr 1996                  $8,579                $10,869
Oct 1996                  $7,777                 $9,522
Apr 1997                  $8,289                 $8,533


+ Hypothetical illustration of $10,000 invested in Class A shares at inception on February 7, 1994, assuming deduction of the maximum 4.50% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1997. The Morgan Stanley Capital International ("MSCI") All Country Asia Pacific Index is a composite portfolio consisting of equity total returns for the countries of Australia, New Zealand and countries in the Far East. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


================================================================================
Top Ten Holdings*                                           As of April 30, 1997
================================================================================

 1.   Shanghai Industrial Holdings Ltd.                                4.9%
--------------------------------------------------------------------------------
 2.   Coca-Cola Amatil Ltd.                                            4.0
--------------------------------------------------------------------------------
 3.   Sunway Building Technology Berhad                                3.1
--------------------------------------------------------------------------------
 4.   HSBC Holdings PLC                                                3.0
--------------------------------------------------------------------------------
 5.   Hutchinson Whampoa Ltd.                                          2.7
--------------------------------------------------------------------------------
 6.   Larsen & Toubro Ltd. GDR                                         2.7
--------------------------------------------------------------------------------
 7.   China Resources Enterprise Ltd.                                  2.6
--------------------------------------------------------------------------------
 8.   Sungei Way Holdings Berhad                                       2.4
--------------------------------------------------------------------------------
 9.   Mahindra & Mahindra Ltd. GDR                                     2.3
--------------------------------------------------------------------------------
10.   Noritsu Koki Co. Ltd.                                            2.2
--------------------------------------------------------------------------------

*    As a percentage of total investments by issuer.

    [THE FOLLOWING WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Investment Allocation as of April 30, 1997
--------------------------------------------------------------------------------
Hong Kong                           25.0%
Japan                               21.2%
Malaysia                            11.6%
Australia                            9.6%
South Korea                          6.3%
India                                5.9%
Singapore                            4.5%
Other                                4.3%
Cash and Cash Equivalents           11.6%


--------------------------------------------------------------------------------
38                                       1997 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited)                             April 30, 1997
================================================================================

                        GLOBAL GOVERNMENT BOND PORTFOLIO

    FACE
   AMOUNT+                        SECURITY                              VALUE
================================================================================
BONDS -- 94.1%
Belgium -- 5.2%
  200,000,000 Kingdom of Belgium, 9.000% due 6/27/01               $   6,516,798
--------------------------------------------------------------------------------
Denmark -- 4.4%
              Kingdom of Denmark:
   19,000,000   6.000% due 12/10/99                                    2,979,200
   15,000,000   8.000% due 5/15/03                                     2,526,778
--------------------------------------------------------------------------------
                                                                       5,505,978
--------------------------------------------------------------------------------
Finland -- 2.2%
   12,000,000 Finland Government, 10.000% due 9/15/01                  2,759,474
--------------------------------------------------------------------------------
France -- 2.8%
   16,000,000 French Treasury Bill, 4.500% due 10/12/98                2,775,684
    4,500,000 Government of France, 6.000% due 10/25/25                  709,958
--------------------------------------------------------------------------------
                                                                       3,485,642
--------------------------------------------------------------------------------
Germany -- 3.0%
    6,300,000 Deutschland Republic, 6.250% due 4/26/06                 3,769,013
--------------------------------------------------------------------------------
Ireland -- 6.5%
    5,300,000 Ireland Government, 6.500% due 10/18/01                  8,105,470
--------------------------------------------------------------------------------
Italy -- 5.7%
              Buoni Poliennali Del Tesoro:
7,550,000,000   6.000% due 2/15/00                                     4,333,187
5,140,000,000   6.750% due 2/1/07                                      2,853,329
--------------------------------------------------------------------------------
                                                                       7,186,516
--------------------------------------------------------------------------------
Japan -- 11.2%
              Japanese Government:
1,463,000,000   Series 190, 2.900% due 12/20/06                       11,885,219
  260,000,000   Series 190B, 2.900% due 12/20/06                       2,113,844
--------------------------------------------------------------------------------
                                                                      13,999,063
--------------------------------------------------------------------------------
Spain -- 9.3%
              Bonos Y Oblig Del Estado
1,300,000,000   6.750% due 4/15/00                                     9,173,644
  325,000,000   8.800% due 4/30/06                                     2,523,019
--------------------------------------------------------------------------------
                                                                      11,696,663
--------------------------------------------------------------------------------
Sweden -- 1.6%
   16,300,000 Sweden Government, 6.000% due 2/9/05                     1,956,789
--------------------------------------------------------------------------------
United Kingdom -- 1.8%
    1,350,000 United Kingdom Treasury, 7.500% due 12/7/06              2,191,896
--------------------------------------------------------------------------------
United States -- 40.4%
    2,000,000 Brazil Discount Bond, 6.875% due 4/15/24++               1,611,260
    2,500,000 Gas Argentino S.A., 7.250% due 12/7/98                   2,478,125
    2,000,000 International Bank of Reconstruction
                & Development, 5.875% due 7/16/97                      2,006,200
    1,000,000 Republic of Argentina Bocon Pro2,
                5.625% due 4/1/07                                      1,186,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                39

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                        GLOBAL GOVERNMENT BOND PORTFOLIO

    FACE
   AMOUNT+                        SECURITY                              VALUE
================================================================================
United States -- 40.4% (continued)
    2,000,000 Russia Principal Loans due 12/29/49+++               $   1,170,000
              United Mexican States:
    1,000,000   7.625% due 8/6/01++                                    1,013,250
    1,000,000   6.250% due 12/31/19                                      726,880
    1,000,000   Value Recovery Rights, Expire 6/30/03*                         0
              U.S. Treasury Notes:
    8,500,000   6.250% due 1/31/02                                     8,396,130
   18,700,000   6.500% due 10/15/06                                   18,388,832
   14,000,000   6.250% due 2/15/07                                    13,541,360
--------------------------------------------------------------------------------
                                                                      50,518,537
--------------------------------------------------------------------------------
              TOTAL BONDS
              (Cost -- $122,872,507)                                 117,691,839
================================================================================

SHORT-TERM INVESTMENTS -- 5.9%
Treasury Bill -- 0.4%
      500,000 Ukraine Treasury Bill due 7/23/97                          483,348
--------------------------------------------------------------------------------
Repurchase Agreement -- 5.5%
    6,948,000 CS First Boston Corp., 5.300% due 5/1/97;
              Proceeds at maturity -- $6,949,023;
              (Fully collateralized by U.S. Treasury
              Notes, 7.125% due 2/29/00;
              Market value -- $7,093,944)                              6,948,000
--------------------------------------------------------------------------------
              TOTAL SHORT-TERM INVESTMENTS
              (Cost -- $7,431,348)                                     7,431,348
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $130,303,855**)                             $ 125,123,187
================================================================================

+    Represents local currency.
++   Variable rate security.
+++  Security traded on a when-issued basis.
*    Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
40                                       1997 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                         INTERNATIONAL EQUITY PORTFOLIO

   SHARES                         SECURITY                              VALUE
================================================================================
STOCKS -- 95.5%
Argentina -- 0.7%
       30,500 Quilmes Industrial S.A. ADR                              $ 282,125
      850,000 Quilmes Industrial S.A. Preferred ADR                    9,456,250
--------------------------------------------------------------------------------
                                                                       9,738,375
--------------------------------------------------------------------------------
Australia -- 2.1%
    2,438,440 Coca-Cola Amatil Ltd.                                   27,942,007
--------------------------------------------------------------------------------
Austria -- 1.3%
       61,180 VA Technologie AG                                        9,503,168
       85,000 Wolford AG                                               8,759,795
--------------------------------------------------------------------------------
                                                                      18,262,963
--------------------------------------------------------------------------------
Belgium -- 1.1%
       85,000 Barco Industries N.V.                                   14,491,881
--------------------------------------------------------------------------------
Brazil -- 1.3%
      150,000 Telecomunicacoes Brasileiras S.A.--
              Telebras ADR                                            17,212,500
--------------------------------------------------------------------------------
Chile -- 0.7%
      400,000 Santa Isabel S.A. ADR                                    9,750,000
--------------------------------------------------------------------------------
Finland -- 2.8%
       80,000 Nokia Corp. Class A Shares ADR                           5,170,000
      500,000 Nokia OY AB Class A Shares                              32,312,500
--------------------------------------------------------------------------------
                                                                      37,482,500
--------------------------------------------------------------------------------
France -- 3.8%
       35,000 Carrefour Supermarche S.A.                              21,852,512
      113,105 Group Axime*                                            13,604,227
      225,000 Sidel S.A.                                              16,160,647
--------------------------------------------------------------------------------
                                                                      51,617,386
--------------------------------------------------------------------------------
Germany -- 6.0%
      159,700 Leica Camera AG*                                         4,818,574
      225,000 SGL Carbon AG                                           31,573,021
       67,000 Systeme Anwendungen Produkte in der
                Datenverarbeitung AG Preferred
                Non-Voting Shares                                     12,304,960
      200,000 Systeme Anwendungen Produkte in der
              Datenverarbeitung AG Preferred ADR                      12,175,000
       40,000 Volkswagen AG Preferred                                 19,633,886
--------------------------------------------------------------------------------
                                                                      80,505,441
--------------------------------------------------------------------------------
Hong Kong -- 4.2%
    2,000,000 Cheung Kong Holdings Ltd.                               17,556,316
   10,080,000 Hong Kong & China Gas Co. Ltd.                          16,005,164
      700,000 Hong Kong & China Gas Co. Ltd.
                Warrants, Expire 9/30/97*                                352,417
    3,000,000 Hutchinson Whampoa Ltd.                                 22,268,121
--------------------------------------------------------------------------------
                                                                      56,182,018
--------------------------------------------------------------------------------
India -- 2.7%
      350,000 BSES Ltd. GDR*                                           8,225,000
      900,000 Larsen & Toubro Ltd. GDR                                12,771,000
      166,667 Mahindra & Mahindra Ltd. GDR*                            2,070,837

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                41

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                         INTERNATIONAL EQUITY PORTFOLIO

   SHARES                         SECURITY                              VALUE
================================================================================
India -- 2.7% (continued)
      990,877 Mahindra & Mahindra Ltd. GDR*++                      $  11,890,524
       20,000 The India Magnum Fund N.V.
                Class B Shares++                                         960,000
--------------------------------------------------------------------------------
                                                                      35,917,361
--------------------------------------------------------------------------------
Ireland -- 8.8%
    2,091,858 Bank of Ireland                                         21,836,662
    2,035,276 CRH PLC                                                 19,714,355
    1,383,342 Grafton Group PLC                                       18,699,988
    3,057,519 Greencore Group PLC                                     15,614,114
    5,483,227 Independent Newspapers PLC                              28,413,490
    1,569,263 Irish Continental Group PLC                             14,142,176
--------------------------------------------------------------------------------
                                                                     118,420,785
--------------------------------------------------------------------------------
Israel -- 2.1%
      550,000 Teva Pharmaceutical Industries Ltd. ADR                 27,912,500
--------------------------------------------------------------------------------
Italy -- 3.9%
      250,000 Gucci Group N.V. NY Registered Shares                   17,343,750
      861,500 Industria Macchine Automatiche                           3,648,558
      200,000 Luxottica Group S.p.A. ADR                              12,075,000
    6,250,000 Telecom Italia Mobile S.p.A.                            19,609,346
--------------------------------------------------------------------------------
                                                                      52,676,654
--------------------------------------------------------------------------------
Japan -- 6.8%
          500 Bank of Tokyo-Mitsubishi                                     7,919
      190,900 Bunkyodo Co. Ltd.                                        1,203,372
      146,300 H.I.S. Co. Ltd.                                          6,167,402
       98,000 Japan Associated Finance Co. Ltd.                        6,362,934
      487,000 Matsushita Kotobuki Electronics                         15,541,329
      212,000 Murata Manufacturing Co. Ltd                             7,817,824
        2,800 NIC Corp.                                                   29,123
      308,400 Noritsu Koki Co. Ltd.                                   13,146,671
          350 NTT Data Communications Systems Co.                     10,231,660
       29,379 Sato Corp.                                                 409,746
       67,000 Shohkoh Fund                                            15,732,409
    2,100,000 Sumitomo Realty & Development                           14,908,991
--------------------------------------------------------------------------------
                                                                      91,559,380
--------------------------------------------------------------------------------
Korea -- 1.3%
      123,827 Daehan City Gas Co.                                      6,413,461
      365,400 Korea Electric Power Corp.                              10,896,457
--------------------------------------------------------------------------------
                                                                      17,309,918
--------------------------------------------------------------------------------
Malaysia -- 2.6%
    7,000,000 Metroplex Berhad                                         7,585,657
    1,500,000 Pacific & Orient Berhad                                  3,286,853
    6,000,000 Renong Berhad                                            8,223,108
    1,200,000 Renong Berhad-- 4% ICULS Rights*                           425,498
      750,000 Renong Berhad-- Warrants, Expire 11/21/00*                 412,351
    6,600,000 Sungei Way Holdings Berhad                              15,119,522
      517,750 Sungei Way Holdings Berhad
                Warrants, Expire 6/29/99*                                600,260
--------------------------------------------------------------------------------
                                                                      35,653,249
--------------------------------------------------------------------------------
Mexico -- 0.9%
    2,500,631 Gruma S.A. de C.V. Class B Shares                       11,791,721
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
42                                       1997 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                         INTERNATIONAL EQUITY PORTFOLIO

   SHARES                         SECURITY                              VALUE
================================================================================
Netherlands -- 7.2%
      500,000 Getronics N.V.                                       $  15,142,960
      200,000 Hunter Douglas N.V.                                     16,323,597
      400,000 IHC Caland N.V.                                         19,752,579
    2,000,000 Ing Groep N.V. Warrants, Expire 3/15/01*                18,140,753
        9,725 Royal Dutch Petroleum Co.                                1,738,230
       15,275 Royal Dutch Petroleum Co. ADR                            2,753,319
      200,631 Wolters Kluwer N.V.                                     23,779,939
--------------------------------------------------------------------------------
                                                                      97,631,377
--------------------------------------------------------------------------------
Norway -- 3.6%
    1,000,000 Schibsted A.S.A. Group                                  17,273,340
      500,000 Smedvig A.S.A. Class B Shares                           11,761,319
    1,000,000 Tomra Systems A.S.A.                                    19,379,845
--------------------------------------------------------------------------------
                                                                      48,414,504
--------------------------------------------------------------------------------
Panama -- 1.3%
      600,000 Panamerican Beverages Inc. ADR                          17,400,000
--------------------------------------------------------------------------------
Poland -- 2.7%
      150,000 Bank Slaski S.A. Katowicach                             12,733,970
      429,418 Debica S.A.*                                            10,725,946
    1,500,000 Elektrim Spolka Akcyjna S.A.                            13,469,078
--------------------------------------------------------------------------------
                                                                      36,928,994
--------------------------------------------------------------------------------
Singapore -- 1.0%
    2,100,000 Cerebos Pacific Ltd.                                    12,922,630
--------------------------------------------------------------------------------
South Africa -- 1.5%
       90,000 Investec Bank Ltd.                                       2,803,328
      568,000 Investec Holdings Ltd.                                  17,117,283
--------------------------------------------------------------------------------
                                                                      19,920,611
--------------------------------------------------------------------------------
Spain -- 1.3%
      700,000 Telefonica de Espana                                    17,946,260
--------------------------------------------------------------------------------
Sweden -- 8.0%
      503,570 Astra AB Class A Shares                                 20,603,654
      625,000 Autoliv AB                                              22,743,930
      200,000 Intentia International AB Class B Shares*                2,345,293
    1,025,000 Nobel Biocare AB                                        15,024,536
      264,000 NK Cityfastigheter AB*                                   1,850,742
      300,000 Pricer AB Class B Shares*                                9,483,143
    1,144,000 Telefonaktiebolaget LM Ericsson Class B Shares          36,162,386
--------------------------------------------------------------------------------
                                                                     108,213,684
--------------------------------------------------------------------------------
Switzerland -- 4.2%
       29,866 Novartis AG Registered Shares                           39,364,580
        2,000 Roche Holdings AG                                       16,899,688
        2,000 Roche Holdings AG Warrants, Expire 5/5/98*                 119,452
--------------------------------------------------------------------------------
                                                                      56,383,720
--------------------------------------------------------------------------------
Thailand -- 1.1%
      750,000 Central Pattana Public Co. Ltd.                          2,583,732
    1,307,800 Finance One Public Co. Ltd.                              1,351,602
       36,360 Finance One Public Co. Ltd.
                Warrants, Expire 3/15/99*                                 29,923

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                43

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                         INTERNATIONAL EQUITY PORTFOLIO

   SHARES                         SECURITY                              VALUE
================================================================================
Thailand -- 1.1% (continued)
    2,500,000 Krung Thai Bank Public Co. Ltd.                      $   3,133,971
           31 Saha Pathana International
                Holding Public Co. Ltd.                                       71
    1,500,000 Total Access Communication Public Co. Ltd.               7,725,000
--------------------------------------------------------------------------------
                                                                      14,824,299
--------------------------------------------------------------------------------
United Kingdom -- 10.5%
    2,500,000 Compass Group PLC                                       27,543,852
    2,000,000 Dixons Group PLC                                        16,420,841
    1,013,859 Misys PLC                                               20,358,119
    1,185,240 Powerscreen International PLC                           11,683,352
    3,500,000 Rentokil Group PLC                                      22,972,140
      400,000 Reuters Holdings PLC ADR                                24,650,000
    1,570,000 Serco Group PLC                                         17,195,638
--------------------------------------------------------------------------------
                                                                     140,823,942
--------------------------------------------------------------------------------
              TOTAL STOCKS
              (Cost -- $1,019,262,434)                             1,285,836,660
================================================================================
    FACE
   AMOUNT                         SECURITY                              VALUE
================================================================================
BONDS -- 0.0%
Thailand -- 0.0%
    3,636,000+Finance One Public Co. Ltd.,
              Unsecured Debt, 3.750% due
              3/15/01 (Cost -- $143,943)                                 139,177
================================================================================
REPURCHASE AGREEMENT -- 4.5%
  $61,031,000 CS First Boston Corp., 5.300%
              due 5/1/97; Proceeds at maturity --
              $61,039,985; (Fully collateralized
              by U.S. Treasury Notes, 7.125% due
              2/29/00; Market value -- $62,280,504)
              (Cost -- $61,031,000)                                   61,031,000
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $1,080,437,377**)                          $1,347,006,837
================================================================================

*    Non-income producing security.
++ Security is exempt from registration under Rule 144A of the Securities Exchange Act of 1933. This security may be resold in transactions exempt from registration to qualified institutional buyers.
+    Represents local currency.
**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
44                                       1997 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                        INTERNATIONAL BALANCED PORTFOLIO

   SHARES                         SECURITY                              VALUE
================================================================================
STOCKS -- 56.4%
Australia -- 3.8%
      121,755 Coca-Cola Amatil Ltd.                                $   1,395,187
      300,000 Portman Mining Ltd.                                        647,249
--------------------------------------------------------------------------------
                                                                       2,042,436
--------------------------------------------------------------------------------
Austria -- 3.9%
        7,000 VA Technologie AG                                        1,087,319
       10,000 Wolford AG                                               1,030,564
--------------------------------------------------------------------------------
                                                                       2,117,883
--------------------------------------------------------------------------------
Brazil -- 2.1%
       10,000 Telecomunicacoes Brasileiras S.A.-- Telebras ADR         1,147,500
--------------------------------------------------------------------------------
Finland -- 1.4%
       12,000 Nokia OY AB Class A Shares                                 775,500
--------------------------------------------------------------------------------
France -- 2.0%
        1,000 Carrefour Supermarche S.A.                                 624,357
        6,000 Sidel S.A.                                                 430,951
--------------------------------------------------------------------------------
                                                                       1,055,308
--------------------------------------------------------------------------------
Germany -- 3.8%
        6,000 SGL Carbon AG                                              841,947
        2,500 Volkswagen AG Preferred                                  1,227,118
--------------------------------------------------------------------------------
                                                                       2,069,065
--------------------------------------------------------------------------------
Hong Kong -- 3.6%
       75,000 Cheung Kong Holdings Ltd.                                  658,362
      216,000 Hong Kong & China Gas Co. Ltd.                             342,968
       15,000 Hong Kong & China Gas Co. Ltd.
                Warrants, Expire 9/30/97*                                  7,552
      125,000 Hutchinson Whampoa Ltd.                                    927,838
--------------------------------------------------------------------------------
                                                                       1,936,720
--------------------------------------------------------------------------------
Ireland -- 3.3%
       51,178 CRH PLC                                                    500,803
      101,931 Greencore Group PLC                                        520,540
      150,000 Independent Newspapers PLC                                 777,284
--------------------------------------------------------------------------------
                                                                       1,798,627
--------------------------------------------------------------------------------
Italy -- 4.3%
       10,000 Gucci Group N.V. N.Y. Registered Shares                    693,750
       75,000 Industria Macchine Automatiche S.p.A.                      317,634
      400,000 Telecom Italia Mobile S.p.A.                             1,254,998
--------------------------------------------------------------------------------
                                                                       2,266,382
--------------------------------------------------------------------------------
Japan -- 1.8%
        2,000 Japan Associated Finance Co. Ltd.                          129,856
        7,000 Matsushita Kotobuki Electronics                            223,387
        6,000 Noritsu Koki Co. Ltd.                                      255,772
        2,000 Sharp Corp.                                                 26,003
       46,000 Sumitomo Realty & Development                              326,578
--------------------------------------------------------------------------------
                                                                         961,596
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                45

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                        INTERNATIONAL BALANCED PORTFOLIO

   SHARES                         SECURITY                              VALUE
================================================================================
Malaysia -- 3.6%
      400,000 Bandar Raya Developments Berhad                      $     589,641
      500,000 Metroplex Berhad                                           541,833
      358,000 Sungei Way Holdings Berhad                                 820,120
--------------------------------------------------------------------------------
                                                                       1,951,594
--------------------------------------------------------------------------------
Mexico -- 1.3%
      150,000 Gruma S.A. de C.V. Class B Shares                          707,325
--------------------------------------------------------------------------------
Netherlands -- 6.4%
       10,000 Hunter Douglas N.V.                                        816,180
       15,000 IHC Caland N.V.                                            740,722
       25,000 Ing Groep N.V.                                             981,726
        7,000 Wolters Kluwer CVA                                         829,680
--------------------------------------------------------------------------------
                                                                       3,368,308
--------------------------------------------------------------------------------
Norway -- 1.3%
       30,000 Smedvig A.S.A. Class B Shares                              705,679
--------------------------------------------------------------------------------
Singapore -- 1.2%
      100,000 Cerebos Pacific Ltd.                                       615,363
          569 Jardine Matheson Holding Ltd.                                3,130
--------------------------------------------------------------------------------
                                                                         618,493
--------------------------------------------------------------------------------
Sweden -- 3.5%
       10,000 Astra AB Class A Shares                                    409,152
       20,000 Autoliv AB                                                 727,806
       22,000 Telefonakiebolaget LM Ericsson ADR                         739,750
--------------------------------------------------------------------------------
                                                                       1,876,708
--------------------------------------------------------------------------------
Switzerland -- 2.5%
        1,000 Novartis AG Registered Shares                            1,318,040
--------------------------------------------------------------------------------
Thailand -- 0.6%
      100,000 Siam Makro Public Co. Ltd.                                 220,096
       20,000 United Communication Industry
              Public Co. Ltd.                                            114,833
--------------------------------------------------------------------------------
                                                                         334,929
--------------------------------------------------------------------------------
United Kingdom -- 6.0%
      150,000 Boxmore International PLC                                  704,620
       50,000 Compass Group PLC                                          550,877
      100,000 Powerscreen International PLC                              985,737
        7,500 Reuters Holdings PLC ADR                                   462,188
       50,000 Serco Group PLC                                            547,632
--------------------------------------------------------------------------------
                                                                       3,251,054
--------------------------------------------------------------------------------
              TOTAL STOCKS
              (Cost -- $26,499,312)                                   30,303,147
================================================================================
OPTIONS PURCHASED -- 0.0%
Canada -- 0.0%
            1 2,500,000 CAD Call/USD Put @ 1.33,
                Expire 6/4/97 (Cost -- $7,750)                                43
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
46                                       1997 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                        INTERNATIONAL BALANCED PORTFOLIO

    FACE
   AMOUNT+                        SECURITY                              VALUE
================================================================================
BONDS -- 32.9%
Australia -- 1.2%
      800,000 Australian Government, 8.750% due 1/15/01            $     660,676
--------------------------------------------------------------------------------
Belgium -- 3.3%
   58,000,000 Kingdom of Belgium, 7.000% due 5/15/06                   1,757,049
--------------------------------------------------------------------------------
Denmark -- 0.6%
    2,000,000 Kingdom of Denmark, 6.000% due 12/10/99                    313,600
--------------------------------------------------------------------------------
Finland -- 0.4%
    1,000,000 Finland Government, 7.250% due 4/18/06                     205,031
--------------------------------------------------------------------------------
France -- 1.2%
    4,100,000 Government of France, 6.000% due 10/25/25                  646,851
--------------------------------------------------------------------------------
Germany -- 1.8%
    1,600,000 Deutschland Republic, 6.250% due 4/26/06                   957,856
--------------------------------------------------------------------------------
Italy -- 3.8%
              Buoni Poliennali Del Tesoro:
2,480,000,000   6.000% due 2/15/00                                     1,423,352
1,190,000,000   6.750% due 2/1/07                                        660,596
--------------------------------------------------------------------------------
                                                                       2,083,948
--------------------------------------------------------------------------------
Japan -- 9.9%
              Japanese Government:
  213,000,000   Series 140, 6.600% due 6/20/01                         2,019,396
  307,000,000   Series 190, 2.900% due 12/20/01                        2,494,027
  100,000,000   Series 190, 2.900% due 12/20/06                          813,017
--------------------------------------------------------------------------------
                                                                       5,326,440
--------------------------------------------------------------------------------
Spain -- 4.3%
              Bonos Y Oblig De Estado:
  270,000,000   6.750% due 4/15/00                                     1,905,292
   50,000,000   8.800% due 4/30/06                                       388,155
--------------------------------------------------------------------------------
                                                                       2,293,447
--------------------------------------------------------------------------------
Sweden -- 0.8%
    3,500,000 Sweden Government, 6.000% due 2/9/05                       420,170
--------------------------------------------------------------------------------
United Kingdom -- 2.7%
      900,000 United Kingdom Treasury, 7.500% due 12/7/06              1,461,264
--------------------------------------------------------------------------------
United States -- 2.9%
      500,000 Republic of Argentina Bocon Pro2,
                5.625% due 4/1/07++                                      593,251
    1,000,000 Russia Principal Loan due 12/20/49+++                      585,001
      400,000 U.S. Treasury Note, 6.250% due 2/15/07                     386,896
--------------------------------------------------------------------------------
                                                                       1,565,148
--------------------------------------------------------------------------------
              TOTAL BONDS
              (Cost -- $18,549,031)                                   17,691,480
================================================================================
              SUB-TOTAL INVESTMENTS
              (Cost -- $45,056,093)                                   47,994,670
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                47

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                        INTERNATIONAL BALANCED PORTFOLIO

    FACE
   AMOUNT                         SECURITY                              VALUE
================================================================================
REPURCHASE AGREEMENTS -- 10.7%
   $5,778,000 CS First Boston Corp., 5.300%
              due 5/1/97; Proceeds at maturity --
              $5,778,851; (Fully collateralized by
              U.S. Treasury Notes, 7.125% due 2/29/00;
              Market value -- $5,904,756)
              (Cost -- $5,778,000)                                   $ 5,778,000
================================================================================

              TOTAL INVESTMENTS -- 100%
              (Cost -- $50,834,093**)                                $53,772,670
================================================================================

*    Non-income producing security.
+    Represents local currency.
+++  Security traded on a when-issued basis.
++   Current rate of floating security.
**   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
48                                       1997 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                           EMERGING MARKETS PORTFOLIO

   SHARES                         SECURITY                              VALUE
================================================================================
STOCKS -- 97.1%
Argentina -- 3.0%
       13,528 Banco de Galicia y Bueno ADR                         $     329,111
       16,500 Disco Aires S.A. de C.V. ADR                               511,500
       40,000 Perez Companc S.A.                                         322,464
--------------------------------------------------------------------------------
                                                                       1,163,075
--------------------------------------------------------------------------------
Brazil -- 15.4%
       26,000 Aracruz Celulose S.A. ADR                                  490,750
       23,500 Centrais Electricas Brasileiras S.A.
                ADR Preferred                                            549,313
      718,000 Cia Cervejaria Brahma Preferred*                           488,748
  674,100,000 Compania de Eletricidade do Estado
                de Rio de Janeiro*                                       411,964
   34,100,000 Cia Paranaeose de Energia -- Copel                         530,608
   14,300,000 Cia Siderurgica Nacional                                   510,906
    1,150,000 Cia Tecidos Norte de Mina -- Coteminas                     475,743
       18,400 Cia Vale Do Rio Doce ADR                                   469,200
    2,600,000 Petroleo Brasileiro S.A. Preferred                         551,241
        3,500 Sade Vigesa S.A. Preferred*                                 13,492
      286,100 Tectoy Industria Brinqued Preferred*                        53,798
    3,300,000 Telec Do Rio Janeiro S.A. Preferred*                       553,827
        5,700 Telecomunicacoes Brasileiras S.A.-- Telebras ADR           654,075
      436,646 Telecomunicacoes de Brazilia S.A. Preferred                203,215
--------------------------------------------------------------------------------
                                                                       5,956,880
--------------------------------------------------------------------------------
Chile -- 4.3%
       15,000 Administradora de Fondos de
                Pensiones Provida S.A. ADR                               270,000
       19,000 Laboratorio Chile -- Sponsored ADR                         418,000
        6,700 Sociedad Quimica Y Minera de
                Chile S.A. ADR                                           396,975
       18,200 Vina Concha y Toro S.A. ADR                                593,775
--------------------------------------------------------------------------------
                                                                       1,678,750
--------------------------------------------------------------------------------
China -- 2.8%
      380,000 Shanghai Lujiazui Finance and Trade
                Zone Development Co. Ltd.                                566,960
      790,000 Tientsin Marine Shipping Co. Ltd.
                Class B Shares*                                          504,020
--------------------------------------------------------------------------------
                                                                       1,070,980
--------------------------------------------------------------------------------
Czech Republic -- 1.8%
        1,901 Ceska Zbrojovka A.s.*                                      116,947
        9,300 Skoda Plzen A.s.*                                          297,179
        2,655 SPT Telekom A.s.*                                          280,512
--------------------------------------------------------------------------------
                                                                         694,638
--------------------------------------------------------------------------------
Egypt -- 0.4%
        7,500 Al-Ahram Beverage Co. S.A.E. GDR*                          140,625
--------------------------------------------------------------------------------
Greece -- 2.3%
       10,000 Intracom S.A.                                              430,981
       50,000 Lavipharm S.A.                                             458,065
--------------------------------------------------------------------------------
                                                                         889,046
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                49

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                           EMERGING MARKETS PORTFOLIO

   SHARES                         SECURITY                              VALUE
================================================================================
Hong Kong -- 14.5%
    1,480,000 Anhui Expressway Co. Ltd.
                Class H Shares                                     $     370,645
      760,000 Beijing Datang Power
                Generation Co. Ltd*                                      394,888
      520,000 China Merchants Hai Hong Holdings                          557,155
      370,000 Cosco Pacific Ltd.                                         518,234
      509,000 Guangdong Kelon Elec Holdings
                Class H shares                                           492,803
      300,000 Guangnan Holdings                                          431,808
    2,118,000 Harbin Power Equipment Co. Ltd.
                Class H shares                                           437,462
       68,991 New World Development Co. Ltd.                             398,102
      346,000 Ng Fung Hong Ltd.                                          464,519
      444,000 Qingling Motors Company                                    243,594
       72,000 Shanghai Industrial Holdings Ltd.*                         405,241
      840,000 Silver Grant International Industries                      452,721
      114,000 Wing Hang Bank Ltd.                                        416,472
--------------------------------------------------------------------------------
                                                                       5,583,644
--------------------------------------------------------------------------------
Hungary -- 2.1%
        5,218 Graboplast Rt                                              239,241
        6,208 Pannonplast Rt                                             309,456
        3,400 Richter Gedeon Rt                                          257,018
--------------------------------------------------------------------------------
                                                                         805,715
--------------------------------------------------------------------------------
India -- 3.0%
       14,000 Hindalco Industries Ltd. GDR*                              453,180
       14,000 Indian Hotels Co Ltd. GDR*                                 334,180
       20,500 Larsen & Toubro Ltd. GDR*                                  290,895
        5,000 Videsh Sanchar Nigam Ltd.*++                                98,725
--------------------------------------------------------------------------------
                                                                       1,176,980
--------------------------------------------------------------------------------
Indonesia -- 3.4%
      862,000 PT Aneka Kimia Raya Foreign                                399,074
       81,000 PT Hanjaya Mandala Sampoerna Foreign                       325,833
      677,140 PT Indah Kiat Pulp & Paper Corp.                           550,350
       24,660 PT Steady Safe Transportation Foreign                       23,087
--------------------------------------------------------------------------------
                                                                       1,298,344
--------------------------------------------------------------------------------
Malaysia -- 8.7%
      180,000 Bandar Raya Developments Berhad                            265,339
      125,000 Chemical Co. of Malaysia Berhad                            388,446
       15,000 Chemical Co. of Malaysia Berhad
                Warrants, Expire 11/7/00*                                 15,598
      213,000 Kumpulan Guthrie Berhad                                    329,259
      310,000 Metroplex Berhad                                           335,936
      196,000 Multi-Purpose Holdings Berhad                              320,159
      218,000 Oriental Interest Berhad                                   303,984
       93,000 Pacific & Orient Berhad                                    203,785
      179,333 Public Bank Berhad                                         297,222
      132,000 Sungei Way Holdings Berhad                                 302,390
       31,000 Telekom Malaysia Berhad                                    217,371
       80,000 Tenaga Nasional Berhad                                     369,721
--------------------------------------------------------------------------------
                                                                       3,349,210
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
50                                       1997 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                           EMERGING MARKETS PORTFOLIO

   SHARES                         SECURITY                              VALUE
================================================================================
Mexico -- 7.5%
       18,500 Bufete Industrial S.A. Sponsored ADR                 $     353,813
       85,600 Cemex S.A. de C.V. Class B Shares                          316,459
       40,160 Corporacion GEO S.A. de C.V. Series B                      186,597
       24,500 Empresas ICA Sociedad
                Controladora S.A. de C.V. ADR*                           364,438
       55,000 Empresas La Moderna S.A. de C.V.                           282,175
      176,000 Grupo Financiero Banamex
                Accival S.A. de C.V.*                                    375,349
       17,300 Grupo Imsa S.A. de C.V. Sponsored ADR                      371,950
      561,400 Grupo Posadas S.A. Series L*                               258,375
       14,600 Hylsamex S.A. GDR*                                         374,052
--------------------------------------------------------------------------------
                                                                       2,883,208
--------------------------------------------------------------------------------
Peru -- 1.5%
      600,165 Ferreyros S.A.                                             585,527
       16,285 Fima S.A. Trabajo                                            2,444
--------------------------------------------------------------------------------
                                                                         587,971
--------------------------------------------------------------------------------
Philippines -- 1.2%
       10,000 Equitable Banking Corp.*                                    39,060
      189,000 La Tondena Distillers Inc.                                 433,618
--------------------------------------------------------------------------------
                                                                         472,678
--------------------------------------------------------------------------------
Poland -- 3.5%
        2,760 Bank Slaski S.A. W Katowicach                              234,305
       16,870 Debica S.A.*                                               421,377
        4,200 E. Wedel S.A.                                              248,988
       29,200 Elektrim Spolka Akcyjna S.A.                               262,198
       56,100 Swarzedzkie Fabryk Mebli S.A.*                             173,827
--------------------------------------------------------------------------------
                                                                       1,340,695
--------------------------------------------------------------------------------
Portugal -- 1.1%
       31,000 Colep-Companhia Portuguesa de Embalagens*                  424,645
--------------------------------------------------------------------------------
Russia -- 3.6%
        9,415 Lukoil Holding ADR*+                                       534,301
       12,000 Mosenergo ADR                                              474,000
       10,000 Surgutneftegaz ADR                                         380,000
--------------------------------------------------------------------------------
                                                                       1,388,301
--------------------------------------------------------------------------------
Singapore -- 1.9%
      101,000 Clipsal Industries Ltd.                                    395,920
      107,000 GP Batteries International Ltd.                            315,650
       14,250 GP Batteries International Ltd.
                Warrants, Expire 11/15/00*                                14,108
--------------------------------------------------------------------------------
                                                                         725,678
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                51

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                           EMERGING MARKETS PORTFOLIO

   SHARES                         SECURITY                              VALUE
================================================================================
South Africa -- 4.6%
       63,000 Amalgamated Banks of South Africa                    $     415,136
      500,000 Metro Cash & Carry Ltd.                                    483,526
       40,000 Rembrandt Group Ltd.                                       421,005
       34,500 Sasol Ltd.                                                 442,258
--------------------------------------------------------------------------------
                                                                       1,761,925
--------------------------------------------------------------------------------
South Korea -- 2.6%
        3,800 Comtec System Co.*                                         421,749
       19,867 Donghae Pulp Co.*                                          289,541
        4,386 Dongah Tire Industry Co.*                                  300,938
           16 Seah Steel Corp.                                               396
          162 Woong Jin Publishing Co.                                    10,779
--------------------------------------------------------------------------------
                                                                       1,023,403
--------------------------------------------------------------------------------
Sri Lanka -- 1.4%
      100,440 John Keells Holdings Ltd.*                                 385,133
      330,200 Lanka Walltile Ltd.*                                       167,331
--------------------------------------------------------------------------------
                                                                         552,464
--------------------------------------------------------------------------------
Thailand -- 3.8%
       72,000 Central Pattana Public Co. Ltd.                            248,038
      258,600 Precious Shipping Public Co. Ltd. Foreign                  692,900
      362,000 Sahaviriya Steel Industries Public Co. Ltd.*               112,237
      293,000 Siam City Bank Public Co. Ltd. Foreign                     238,325
       25,400 Thai Engine Manufacturing Public Co. Ltd.                  178,894
--------------------------------------------------------------------------------
                                                                       1,470,394
--------------------------------------------------------------------------------
Turkey -- 2.7%
      930,000 Brisa Bridgestone Sabanci
                Lastik San. Ve Tis A.S.                                  318,383
    1,901,000 Eregli Demir Ve Celik Fabrikalari T.A.S.                   185,809
    3,050,000 Tat Konserve Sanayii A.S.                                  545,608
--------------------------------------------------------------------------------
                                                                       1,049,800
--------------------------------------------------------------------------------
              TOTAL STOCKS
              (Cost -- $33,315,352)                                   37,489,049
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
52                                       1997 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                           EMERGING MARKETS PORTFOLIO

    FACE
   AMOUNT                         SECURITY                              VALUE
================================================================================
CONVERTIBLE BONDS -- 0.4%
United States -- 0.4%
     $150,000 Qingling Motors, 3.500% due 1/22/02
              (Cost -- $150,000)                                       $ 152,790
================================================================================
REPURCHASE AGREEMENT -- 2.5%
      985,000 CS First Boston Corp., 5.300% due
              5/1/97; Proceeds at maturity -- $985,145;
              (Fully collateralized by U.S. Treasury Notes,
              7.125% due 2/29/00; Market value -- $1,009,008)
              (Cost -- $985,000)                                         985,000
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $34,450,352**)                                $38,626,839
================================================================================

*    Non-income producing security.
++ Security is exempt from registration under Rule 144A of the Securities Exchange Act of 1933. This security may be resold in transactions exempt from registration to qualified institutional buyers.
+    Represents local currency.
**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                53

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                               EUROPEAN PORTFOLIO

   SHARES                         SECURITY                              VALUE
================================================================================
STOCKS -- 97.8%
Austria -- 4.0%
       12,000 VA Technologie AG                                    $   1,863,975
--------------------------------------------------------------------------------
Canada -- 0.1%
      242,957 International UNP Holdings Ltd.*                            28,681
--------------------------------------------------------------------------------
Finland -- 8.6%
       48,000 Nokia Oy AB Class A Shares                               3,102,000
       25,000 Orion-yhtyma OY Class B Shares                             940,214
--------------------------------------------------------------------------------
                                                                       4,042,214
--------------------------------------------------------------------------------
France -- 21.8%
        8,523 Castorama Dubois Investisse                              1,260,254
       10,000 Christian Dior S.A.                                      1,482,079
      400,000 Euro Disney S.C.A.*                                        671,647
       10,000 Group Axime*                                             1,202,796
       10,123 Guilbert S.A.                                            1,578,358
       50,000 Lagardere S.C.A.                                         1,547,187
       15,000 Sidel S.A.                                               1,077,376
       17,029 Total S.A. Class B Shares                                1,412,178
--------------------------------------------------------------------------------
                                                                      10,231,875
--------------------------------------------------------------------------------
Germany -- 14.4%
        2,700 Buderus AG                                               1,270,718
       33,000 Leica Camera AG *                                          995,698
        4,000 Mannesmann AG                                            1,573,483
        7,000 Schmalbach Lubeca AG                                     1,536,063
       10,000 SGL Carbon AG                                            1,403,245
--------------------------------------------------------------------------------
                                                                       6,779,207
--------------------------------------------------------------------------------
Ireland -- 3.9%
      358,332 Independent Newspapers PLC                               1,856,839
--------------------------------------------------------------------------------
Italy -- 7.6%
       20,000 Gucci Group NV-- NY Registered Shares                    1,387,500
       20,000 Fila Holding S.p.A.                                        865,000
       60,000 Industrie Natuzzi S.p.A. ADR                             1,335,000
--------------------------------------------------------------------------------
                                                                       3,587,500
--------------------------------------------------------------------------------
Netherlands -- 15.4%
       30,925 Ahrend Groep N.V.                                        1,873,184
       30,000 Computer Services Solutions*                               337,252
       20,417 Hunter Douglas N.V.                                      1,666,394
       40,000 Samas Groep N.V.                                         1,542,015
       20,000 Randstad Holdings N.V.                                   1,796,622
--------------------------------------------------------------------------------
                                                                       7,215,467
--------------------------------------------------------------------------------
Norway -- 4.1%
      100,000 Tomra Systems A.S.A.                                     1,937,984
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
54                                       1997 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                               EUROPEAN PORTFOLIO

   SHARES                         SECURITY                              VALUE
================================================================================
Spain -- 2.8%
        3,400 Azkoyen SA                                           $     509,738
       30,800 Telefonica de Espana                                       789,635
--------------------------------------------------------------------------------
                                                                       1,299,373
--------------------------------------------------------------------------------
Sweden -- 1.6%
       25,000 Pharmacia & Upjohn Inc.                                    740,625
--------------------------------------------------------------------------------
Switzerland -- 4.7%
        1,664 Novartis AG Registered Shares                            2,193,218
--------------------------------------------------------------------------------
United Kingdom -- 8.8%
      125,000 Carlton Communications PLC                               1,024,274
      120,000 Compass Group PLC                                        1,322,105
      100,000 Computer Management Systems PLC                          1,768,649
--------------------------------------------------------------------------------
                                                                       4,115,028
--------------------------------------------------------------------------------
              TOTAL STOCKS
              (Cost -- $31,201,868)                                   45,891,986
================================================================================
    FACE
   AMOUNT                         SECURITY                              VALUE
================================================================================
REPURCHASE AGREEMENT -- 2.2%
   $1,014,000 CS First Boston Corp., 5.300% due
              5/1/97; Proceeds at maturity --
              $1,014,149; (Fully collateralized
              by U.S. Treasury Notes, 7.125% due
              2/29/00; Market value -- $1,034,748)
              (Cost -- $1,014,000)                                     1,014,000
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $32,215,868**)                                $46,905,986
================================================================================

*    Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                55

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                                PACIFIC PORTFOLIO

   SHARES                         SECURITY                              VALUE
================================================================================
STOCKS -- 88.4%
Australia -- 9.6%
      320,000 AAPC Ltd.                                            $     195,113
       37,210 Coca-Cola Amatil Ltd.                                      426,388
      100,000 Henry Walker Group Ltd.                                    186,045
       43,000 TABCORP Holdings Ltd.                                      212,940
--------------------------------------------------------------------------------
                                                                       1,020,486
--------------------------------------------------------------------------------
Hong Kong -- 25.0%
      420,000 Beijing Datang Power Generation Co. Ltd.*                  218,228
      100,000 China Resources Enterprise Ltd.                            276,254
      200,000 Guangdong Kelon Elec. Holding                              193,636
      134,000 Guangnan Holdings                                          192,874
      142,000 Hong Kong & China Gas Co. Ltd.                             225,470
       12,723 HSBC Holdings PLC                                          321,914
       38,000 Hutchinson Whampoa Ltd.                                    282,063
       36,594 New World Development Co. Ltd.                             211,160
       93,000 Shanghai Industrial Holdings Ltd.                          523,436
       20,000 Sun Hung Kai Properties Ltd.                               216,872
--------------------------------------------------------------------------------
                                                                       2,661,907
--------------------------------------------------------------------------------
India -- 5.9%
       20,000 Larsen & Toubro Ltd. GDR                                   283,800
       20,000 Mahindra & Mahindra Ltd. GDR                               240,000
        5,000 Videsh Sanchar Nigam Ltd GDR*                               98,725
--------------------------------------------------------------------------------
                                                                         622,525
--------------------------------------------------------------------------------
Indonesia -- 1.9%
      150,000 PT Bimantara Citra                                         203,704
--------------------------------------------------------------------------------
Japan -- 21.2%
          700 Bellsystem 24, Inc.                                         86,045
        6,000 Fuji Photo Film                                            229,296
        4,400 H.I.S. Co. Ltd.                                            185,486
        7,000 Honda Motor Co. Ltd.                                       217,319
        6,000 Matsushita Electric Industrial Co. Ltd.                    191,474
        5,000 Murata Manufacturing Co. Ltd.                              184,383
        5,600 Noritsu Koki Co. Ltd.                                      238,720
        2,000 Rohm Co.                                                   155,071
        3,000 Seven-Eleven Japan                                         190,292
       10,000 Sharp Corp.                                                130,013
        1,000 Shohkoh Fund                                               234,812
       30,000 Sumitomo Realty & Development                              212,986
--------------------------------------------------------------------------------
                                                                       2,255,897
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
56                                       1997 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1997
================================================================================

                                PACIFIC PORTFOLIO

   SHARES                         SECURITY                              VALUE
================================================================================
Malaysia -- 11.6%
      130,000 Bandar Raya Developments Berhad                      $     191,633
       15,000 Cahya Mata Sarawak Berhad                                  141,633
        6,000 Cahya Mata Sarawak Berhad
                Rights, Expire 5/29/97*                                        0
       12,000 Malayan Banking Berhad                                     119,522
       60,000 Muhibbah Engineering Berhad                                204,382
      110,750 Sungei Way Holdings Berhad                                 253,710
       90,000 Sunway Building Technology Berhad                          324,503
--------------------------------------------------------------------------------
                                                                       1,235,383
--------------------------------------------------------------------------------
New Zealand -- 1.7%
        5,000 Telecom Corp of New Zealand Ltd. ADR                       180,000
--------------------------------------------------------------------------------
Philippines -- 0.7%
      300,000 Belle Corp.*                                                71,672
          129 Metropolitan Bank & Trust Co.                                2,642
--------------------------------------------------------------------------------
                                                                          74,314
--------------------------------------------------------------------------------
Singapore -- 4.5%
      140,000 Lindeteves-Jacoberg Ltd                                    204,245
       26,000 Parkway Holdings Ltd.                                      106,064
       65,000 Singapore Technologies Industrial Corp.                    168,084
--------------------------------------------------------------------------------
                                                                         478,393
--------------------------------------------------------------------------------
South Korea -- 6.3%
        2,460 Hung Chang Products Co.                                    201,323
        5,000 Korea Electric Power Corp.                                 149,103
        2,200 LG Information & Communication Ltd.                        217,763
        1,000 Lotte Chilsung Beverage Co.                                104,821
--------------------------------------------------------------------------------
                                                                         673,010
--------------------------------------------------------------------------------
              TOTAL STOCKS
              (Cost -- $8,335,172)                                     9,405,619
================================================================================
    FACE
   AMOUNT                         SECURITY                              VALUE
================================================================================
REPURCHASE AGREEMENT -- 11.6%
   $1,234,000 CS First Boston Corp., 5.300% due
              5/1/97; Proceeds at maturity --
              $1,234,182; (Fully collateralized
              by U.S. Treasury Notes, 7.125% due
              2/29/00; Market value -- $1,261,260)
              (Cost -- $1,234,000)                                     1,234,000
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $9,569,172**)                                 $10,639,619
================================================================================

*    Non-income producing security.
++ Security is exempt from registration under Rule 144A of the Securities Exchange Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                57

================================================================================
Statements of Assets and Liabilities (unaudited)                  April 30, 1997
================================================================================

                                                                               Global
                                                                             Government       International         International

                                                                                Bond             Equity               Balanced

                                                                              Portfolio         Portfolio             Portfolio

====================================================================================================================================

ASSETS:
     Investments-- Cost                                                   $   130,303,855    $ 1,080,437,377    $    45,056,093
     Repurchase agreements-- Cost                                                    --                 --            5,778,000
     Foreign currency-- Cost                                                        6,107          4,246,992            407,297
====================================================================================================================================

     Investments, at value                                                $   125,123,187    $ 1,347,006,837    $    47,994,670
     Repurchase agreements, at value                                                 --                 --            5,778,000
     Foreign currency, at value                                                     5,958          4,207,844            400,432
     Cash                                                                           2,156             98,612              8,133
     Receivable for Fund shares sold                                              211,625          1,621,441            447,413
     Receivable for securities sold                                            23,467,788               --            2,117,337
     Dividends and interest receivable                                          2,490,023          3,858,930            415,910
     Receivable for open forward foreign currency contracts                     2,936,572             11,083            358,136
     Receivable from manager                                                         --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------

     Total Assets                                                             154,237,309      1,356,804,747         57,520,031
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
     Payable for securities purchased                                           7,466,439          7,095,886          3,323,713
     Payable for open forward foreign currency contracts                          191,788             14,138            359,436
     Management fees payable                                                       90,050            921,729             36,925
     Payable for options written                                                   60,000               --               22,650
     Distribution fees payable                                                     15,415            391,809              4,906
     Payable for Fund shares purchased                                               --               11,439                 13
     Accrued expenses and other liabilities                                       406,457          1,112,533              1,495
------------------------------------------------------------------------------------------------------------------------------------

     Total Liabilities                                                          8,230,149          9,547,534          3,749,138
------------------------------------------------------------------------------------------------------------------------------------

Total Net Assets                                                          $   146,007,160    $ 1,347,257,213    $    53,770,893
====================================================================================================================================

NET ASSETS:
     Par value of capital shares                                          $        12,230    $        69,953    $         4,044
     Capital paid in excess of par value                                      144,110,291      1,152,104,219         51,743,091
     Accumulated net investment income (loss)                                   4,097,573        (18,636,614)          (937,384)
     Accumulated net realized gain (loss) from security transactions,
         options and foreign currencies                                           365,068        (52,715,951)            43,590
     Net unrealized appreciation (depreciation) of investments, options
         and foreign currencies                                                (2,578,002)       266,435,606          2,917,552
------------------------------------------------------------------------------------------------------------------------------------

Total Net Assets                                                          $   146,007,160    $ 1,347,257,213    $    53,770,893
====================================================================================================================================

Shares Outstanding:
     Class A                                                                    8,169,352         26,142,655          1,017,328
     -------------------------------------------------------------------------------------------------------------------------------

     Class B                                                                    1,854,542         12,091,543            423,201
     -------------------------------------------------------------------------------------------------------------------------------

     Class C                                                                      280,421         11,392,258            299,374
     -------------------------------------------------------------------------------------------------------------------------------

     Class Y                                                                    1,925,383         13,526,891          2,303,658
     -------------------------------------------------------------------------------------------------------------------------------

     Class Z                                                                         --            6,799,104               --
     -------------------------------------------------------------------------------------------------------------------------------

Net Asset Value:
     Class A                                                                       $11.97             $19.33             $13.28
     -------------------------------------------------------------------------------------------------------------------------------

     Class B*                                                                      $11.97             $19.28             $13.35
     -------------------------------------------------------------------------------------------------------------------------------

     Class C**                                                                     $11.94             $19.00             $13.32
     -------------------------------------------------------------------------------------------------------------------------------

     Class Y                                                                       $11.78             $19.31             $13.29
     -------------------------------------------------------------------------------------------------------------------------------

     Class Z                                                                         --               $19.29               --
     -------------------------------------------------------------------------------------------------------------------------------

Class A Maximum Public Offering Price Per Share
     (net asset value plus 4.71% of net asset value per share)                     $12.53               --                 --
     (net asset value plus 5.26% of net asset value per share)                       --               $20.35             $13.98
====================================================================================================================================

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
58                                       1997 Semi-Annual Report to Shareholders

================================================================================
Statements of Assets and Liabilities (unaudited)                  April 30, 1997
================================================================================

                                                                               Emerging
                                                                                Markets           European            Pacific
                                                                               Portfolio          Portfolio           Portfolio
====================================================================================================================================

ASSETS:
     Investments-- Cost                                                   $    34,450,352    $    32,215,868    $     8,335,172
     Repurchase agreements-- Cost                                                    --                 --            1,234,000
     Foreign currency-- Cost                                                      409,370          1,513,319            249,194
====================================================================================================================================

     Investments, at value                                                $    38,626,839    $    46,905,986    $     9,405,619
     Repurchase agreements, at value                                                 --                 --            1,234,000
     Foreign currency, at value                                                   409,611          1,507,978            247,754
     Cash                                                                           1,931             20,895              1,294
     Receivable for Fund shares sold                                               97,953             16,818             57,448
     Receivable for securities sold                                                  --              217,953            280,394
     Dividends and interest receivable                                            134,418            105,090             15,281
     Receivable for open forward foreign currency contracts                          --                  423                552
     Receivable from manager                                                         --                 --               84,242
------------------------------------------------------------------------------------------------------------------------------------

     Total Assets                                                              39,270,752         48,775,143         11,326,584
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
     Payable for securities purchased                                             582,238          1,944,277            511,137
     Payable for open forward foreign currency contracts                             --                  122              1,075
     Management fees payable                                                       21,569             31,978               --
     Payable for options written                                                     --                 --                 --
     Distribution fees payable                                                     12,520             14,830              4,290
     Payable for Fund shares purchased                                                 12               --                 --
     Accrued expenses and other liabilities                                        17,612             36,148             61,211
------------------------------------------------------------------------------------------------------------------------------------

     Total Liabilities                                                            633,951          2,027,355            577,713
------------------------------------------------------------------------------------------------------------------------------------

Total Net Assets                                                          $    38,636,801    $    46,747,788    $    10,748,871
====================================================================================================================================

NET ASSETS:
     Par value of capital shares                                          $         2,737    $         2,717    $         1,005
     Capital paid in excess of par value                                       33,382,501         31,978,146         11,602,235
     Accumulated net investment income (loss)                                    (158,055)          (246,556)          (158,133)
     Accumulated net realized gain (loss) from security transactions,
         options and foreign currencies                                         1,232,462            304,979         (1,764,049)
     Net unrealized appreciation (depreciation) of investments, options
         and foreign currencies                                                 4,177,156         14,708,502          1,067,813
------------------------------------------------------------------------------------------------------------------------------------

Total Net Assets                                                          $    38,636,801    $    46,747,788    $    10,748,871
====================================================================================================================================

Shares Outstanding:
     Class A                                                                    1,039,593            753,314            355,901
     -------------------------------------------------------------------------------------------------------------------------------

     Class B                                                                    1,385,089          1,808,222            470,693
     -------------------------------------------------------------------------------------------------------------------------------

     Class C                                                                      312,615            155,704            178,696
     -------------------------------------------------------------------------------------------------------------------------------

     Class Y                                                                         --                 --                 --
     -------------------------------------------------------------------------------------------------------------------------------

     Class Z                                                                         --                 --                 --
     -------------------------------------------------------------------------------------------------------------------------------

Net Asset Value:
     Class A                                                                       $14.25             $17.38             $10.85
     -------------------------------------------------------------------------------------------------------------------------------

     Class B*                                                                      $14.03             $17.14             $10.62
     -------------------------------------------------------------------------------------------------------------------------------

     Class C**                                                                     $14.04             $17.09             $10.58
     -------------------------------------------------------------------------------------------------------------------------------

     Class Y                                                                         --                 --                 --
     -------------------------------------------------------------------------------------------------------------------------------

     Class Z                                                                         --                 --                 --
     -------------------------------------------------------------------------------------------------------------------------------

Class A Maximum Public Offering Price Per Share
     (net asset value plus 4.71% of net asset value per share)                       --                 --                 --
     (net asset value plus 5.26% of net asset value per share)                     $15.00             $18.29             $11.42
====================================================================================================================================

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                59

================================================================================
Statements of Operations (unaudited)     For the Six Months Ended April 30, 1997
================================================================================

                                                                              Global
                                                                              Government      International     International
                                                                                Bond            Equity           Balanced
                                                                              Portfolio        Portfolio         Portfolio
====================================================================================================================================

INVESTMENT INCOME:
     Dividends                                                            $       1,623    $   6,789,752    $     133,922
     Interest                                                                 4,675,252        1,095,643          708,519
     Less:  Foreign withholding tax                                             (51,608)        (614,733)         (19,074)
------------------------------------------------------------------------------------------------------------------------------------

     Total Investment Income                                                  4,625,267        7,270,662          823,367
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
     Management fees (Note 2)                                                   556,624        5,620,208          210,572
     Distribution fees (Note 2)                                                 230,454        2,889,825           68,369
     Shareholder and system servicing fees                                       78,289          576,969           19,712
     Registration fees                                                           39,474           96,633           73,556
     Custody                                                                     27,236          424,825           24,195
     Shareholder communications                                                  20,885           40,253            7,307
     Audit and legal                                                             11,731           33,996           10,969
     Directors' fees                                                              4,540           32,182            1,836
     Other                                                                        4,546           31,834            4,023
------------------------------------------------------------------------------------------------------------------------------------

     Total Expenses                                                             973,779        9,746,725          420,539
------------------------------------------------------------------------------------------------------------------------------------

Net Investment Income (Loss)                                                  3,651,488       (2,476,063)         402,828
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN
CURRENCIES (NOTE 3, 4 AND 5):
     Realized Gain (Loss) From:
         Security transactions                                                 (262,292)      21,315,965          (31,941)
         Options purchased                                                         --               --            102,977
         Foreign currency transactions                                        5,249,968         (544,614)        (837,283)
------------------------------------------------------------------------------------------------------------------------------------

     Net Realized Gain (Loss)                                                 4,987,676       20,771,351         (766,247)
------------------------------------------------------------------------------------------------------------------------------------

     Change in Net Unrealized Appreciation (Depreciation)
     of Investments, Options and Foreign Currencies:
         Beginning of period                                                  2,729,431      236,284,616        4,042,657
         End of period                                                       (2,578,002)     266,435,606        2,917,552
------------------------------------------------------------------------------------------------------------------------------------

     Increase (Decrease) in Net Unrealized Appreciation                      (5,307,433)      30,150,990       (1,125,105)
------------------------------------------------------------------------------------------------------------------------------------

Net Gain (Loss) on Investments, Options and Foreign Currencies                 (319,757)      50,922,341       (1,891,352)
------------------------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets From Operations                         $   3,331,731    $  48,446,278    $  (1,488,524)
====================================================================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
60                                       1997 Semi-Annual Report to Shareholders

================================================================================
Statements of Operations (unaudited)     For the Six Months Ended April 30, 1997
================================================================================

                                                                             Emerging
                                                                             Markets         European           Pacific
                                                                            Portfolio        Portfolio         Portfolio
====================================================================================================================================

INVESTMENT INCOME:
     Dividends                                                            $     213,246    $     212,376    $      57,653
     Interest                                                                    52,691           63,659            9,069
     Less:  Foreign withholding tax                                             (15,868)         (20,529)          (3,575)
------------------------------------------------------------------------------------------------------------------------------------

     Total Investment Income                                                    250,069          255,506           63,147
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
     Management fees (Note 2)                                                   159,782          181,162           39,610
     Distribution fees (Note 2)                                                 112,300          169,919           31,627
     Shareholder and system servicing fees                                       29,462           42,052           14,296
     Registration fees                                                           51,972           39,474           44,874
     Custody                                                                     33,090           20,467           24,303
     Shareholder communications                                                   9,517           16,887            5,134
     Audit and legal                                                             10,457           18,979           11,507
     Directors' fees                                                              1,948            2,318            1,268
     Other                                                                        7,218            3,431            3,717
------------------------------------------------------------------------------------------------------------------------------------

     Total Expenses                                                             415,746          494,689          176,336
------------------------------------------------------------------------------------------------------------------------------------

Net Investment Income (Loss)                                                   (165,677)        (239,183)        (113,189)
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN
CURRENCIES (NOTE 3, 4 AND 5):
     Realized Gain (Loss) From:
         Security transactions                                                1,278,114          304,983          (59,129)
         Options purchased                                                         --               --               --
         Foreign currency transactions                                           13,151           (7,153)          (2,350)
------------------------------------------------------------------------------------------------------------------------------------

     Net Realized Gain (Loss)                                                 1,291,265          297,830          (61,479)
------------------------------------------------------------------------------------------------------------------------------------

     Change in Net Unrealized Appreciation (Depreciation)
     of Investments, Options and Foreign Currencies:
         Beginning of period                                                    569,673       11,849,436          222,033
         End of period                                                        4,177,156       14,708,502        1,067,813
------------------------------------------------------------------------------------------------------------------------------------

     Increase (Decrease) in Net Unrealized Appreciation                       3,607,483        2,859,066          845,780
------------------------------------------------------------------------------------------------------------------------------------

Net Gain (Loss) on Investments, Options and Foreign Currencies                4,898,748        3,156,896          784,301
------------------------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets From Operations                         $   4,733,071    $   2,917,713    $     671,112
====================================================================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                61

================================================================================
Statements of Changes in Net Assets (unaudited)
                                         For the Six Months Ended April 30, 1997
================================================================================

                                                                          Global
                                                                        Government        International        International
                                                                       Bond Portfolio    Equity Portfolio    Balanced Portfolio
====================================================================================================================================

OPERATIONS:
     Net investment income (loss)                                     $     3,651,488    $    (2,476,063)   $       402,828
     Net realized gain (loss)                                               4,987,676         20,771,351           (766,247)
     Increase (decrease) in net unrealized appreciation                    (5,307,433)        30,150,990         (1,125,105)
------------------------------------------------------------------------------------------------------------------------------------

     Increase (Decrease) in Net Assets From Operations                      3,331,731         48,446,278         (1,488,524)
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                 (9,772,463)        (1,479,385)          (837,847)
     Net realized gains                                                      (572,938)              --                 --
------------------------------------------------------------------------------------------------------------------------------------

     Decrease in Net Assets From Distributions to Shareholders            (10,345,401)        (1,479,385)          (837,847)
------------------------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 10):
     Net proceeds from sale of shares                                      10,075,145        684,523,159         14,528,709
     Net asset value of shares issued for reinvestment of dividends         5,528,676               --              298,553
     Cost of shares reacquired                                            (14,179,788)      (659,745,465)        (4,360,205)
------------------------------------------------------------------------------------------------------------------------------------

     Increase (Decrease) in Net Assets From Fund Share Transactions         1,424,033         24,777,694         10,467,057
------------------------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets                                          (5,589,637)        71,744,587          8,140,686
NET ASSETS:
     Beginning of period                                                  151,596,797      1,275,512,626         45,630,207
------------------------------------------------------------------------------------------------------------------------------------

     End of period*                                                   $   146,007,160    $ 1,347,257,213    $    53,770,893
====================================================================================================================================

* Includes accumulated net investment income (loss) of:               $     4,097,573    $   (18,636,614)   $      (937,384)
====================================================================================================================================

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
62                                       1997 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets (unaudited)
                                         For the Six Months Ended April 30, 1997
================================================================================

                                                                           Emerging
                                                                            Markets           European             Pacific
                                                                           Portfolio          Portfolio           Portfolio
====================================================================================================================================

OPERATIONS:
     Net investment income (loss)                                     $      (165,677)   $      (239,183)   $      (113,189)
     Net realized gain (loss)                                               1,291,265            297,830            (61,479)
     Increase (decrease) in net unrealized appreciation                     3,607,483          2,859,066            845,780
------------------------------------------------------------------------------------------------------------------------------------

     Increase (Decrease) in Net Assets From Operations                      4,733,071          2,917,713            671,112
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                       --                 --                 --
     Net realized gains                                                          --           (2,644,023)              --
------------------------------------------------------------------------------------------------------------------------------------

     Decrease in Net Assets From Distributions to Shareholders                   --           (2,644,023)              --
------------------------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 10):
     Net proceeds from sale of shares                                      17,370,775         29,394,058         18,179,607
     Net asset value of shares issued for reinvestment of dividends              --            2,505,751               --
     Cost of shares reacquired                                             (9,667,506)       (24,348,545)       (18,651,697)
------------------------------------------------------------------------------------------------------------------------------------

     Increase (Decrease) in Net Assets From Fund Share Transactions         7,703,269          7,551,264           (472,090)
------------------------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets                                          12,436,340          7,824,954            199,022
NET ASSETS:
     Beginning of period                                                   26,200,461         38,922,834         10,549,849
------------------------------------------------------------------------------------------------------------------------------------

     End of period*                                                   $    38,636,801    $    46,747,788    $    10,748,871
====================================================================================================================================

* Includes accumulated net investment income (loss) of:               $      (158,055)   $      (246,556)   $      (158,133)
====================================================================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                63

================================================================================
Statements of Changes in Net Assets          For the Year Ended October 31, 1996
================================================================================

                                                                            Global
                                                                          Government       International       International
                                                                             Bond             Equity             Balanced
                                                                           Portfolio         Portfolio           Portfolio
====================================================================================================================================

OPERATIONS:
     Net investment income (loss)                                     $     8,559,776    $      (269,174)   $       653,494
     Net realized gain (loss)                                               9,468,200          6,128,621            582,875
     Increase (decrease) in net unrealized appreciation                    (4,222,849)        98,809,008          2,640,474
------------------------------------------------------------------------------------------------------------------------------------

     Increase in Net Assets From Operations                                13,805,127        104,668,455          3,876,843
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                (10,527,150)        (8,277,473)          (813,403)
     Net realized gains                                                          --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------

     Decrease in Net Assets From Distributions to Shareholders            (10,527,150)        (8,277,473)          (813,403)
------------------------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS:
     Net proceeds from sale of shares                                      22,772,237        947,882,501         23,961,742
     Net asset value of shares issued for reinvestment of dividends         6,565,761          7,626,220            554,791
     Cost of shares reacquired                                            (44,297,898)      (823,699,952)        (6,997,464)
------------------------------------------------------------------------------------------------------------------------------------

     Increase (Decrease) in Net Assets From Fund Share Transactions       (14,959,900)       131,808,769         17,519,069
------------------------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets                                         (11,681,923)       228,199,751         20,582,509

NET ASSETS:
     Beginning of year                                                    163,278,720      1,047,312,875         25,047,698
------------------------------------------------------------------------------------------------------------------------------------

     End of year*                                                     $   151,596,797    $ 1,275,512,626    $    45,630,207
====================================================================================================================================

* Includes accumulated net investment income (loss) of:               $     4,968,580    $   (14,136,552)   $       334,918
====================================================================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
64                                       1997 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets          For the Year Ended October 31, 1996
================================================================================

                                                                           Emerging
                                                                            Markets          European           Pacific
                                                                           Portfolio         Portfolio         Portfolio
====================================================================================================================================

OPERATIONS:
     Net investment income (loss)                                     $      (143,205)   $      (375,575)   $      (175,164)
     Net realized gain (loss)                                                  52,756          3,593,424           (159,611)
     Increase (decrease) in net unrealized appreciation                     1,615,021          2,933,737            346,323
------------------------------------------------------------------------------------------------------------------------------------

     Increase in Net Assets From Operations                                 1,524,572          6,151,586             11,548
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                       --              (59,829)              --
     Net realized gains                                                          --             (100,457)              --
------------------------------------------------------------------------------------------------------------------------------------

     Decrease in Net Assets From Distributions to Shareholders                   --             (160,286)              --
------------------------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS:
     Net proceeds from sale of shares                                      20,033,650         35,761,098         28,672,810
     Net asset value of shares issued for reinvestment of dividends              --              152,260               --
     Cost of shares reacquired                                            (11,661,068)       (40,988,044)       (25,526,221)
------------------------------------------------------------------------------------------------------------------------------------

     Increase (Decrease) in Net Assets From Fund Share Transactions         8,372,582         (5,074,686)         3,146,589
------------------------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets                                           9,897,154            916,614          3,158,137
NET ASSETS:
     Beginning of year                                                     16,303,307         38,006,220          7,391,712
------------------------------------------------------------------------------------------------------------------------------------

     End of year*                                                     $    26,200,461    $    38,922,834    $    10,549,849
====================================================================================================================================

* Includes accumulated net investment income (loss) of:               $        (5,529)   $          (220)   $       (42,594)
====================================================================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                65

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

The Global Government Bond, International Equity, International Balanced, Emerging Markets, European and Pacific Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney World Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) direct expenses are charged to each Portfolio and class; management fees and general Fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of each Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1996, reclassifications were made to the capital accounts of the Portfolios to reflect permanent book/tax differences and income and gains available for distributions under tax regulations. Accordingly, a portion of net investment income/(loss) amounting to $175,084, $(245,422), $(449,844) and $(91,959) was reclassified to paid-in capital for the Global Government Bond, Emerging Markets, European and Pacific Portfolios, respectively. In addition, a portion of accumulated net realized gains amounting to $3,492,676 and $1,136 was reclassified to paid-in capital for the Global Government Bond and European Portfolios, respectively. Net investment income, net realized gains and net assets were not affected by this change; (k) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve each Portfolio from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
66                                       1997 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings ("SBH"), acts as investment manager of the Fund. The European, Pacific, International Balanced and International Equity Portfolios pay SBMFM a management fee calculated at the annual rate of 0.85% of the average daily net assets of each respective portfolio. The Global Government Bond Portfolio pays SBMFM a management fee calculated at the annual rate of 0.75% of the average daily net assets of the portfolio. The Emerging Markets Portfolio pays SBMFM a management fee calculated at the annual rate of 1.00% of the average daily net assets of the portfolio. These fees are calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of the Fund's shares. SB received sales charges of approximately $489,000 on sales of the Portfolios' Class A shares for the six months ended April 30, 1997. In addition, SB received total brokerage commissions of $98 from all of the Portfolios.

For the International Equity, International Balanced, Emerging Markets, European and Pacific Portfolios, there is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the six months ended April 30, 1997, CDSCs paid to SB were approximately:

Portfolio                                          Class B        Class C
================================================================================
Global Government Bond                             $ 25,000           $  --
--------------------------------------------------------------------------------
International Equity                                300,000           8,000
--------------------------------------------------------------------------------
International Balanced                                7,000              --
--------------------------------------------------------------------------------
Emerging Markets                                     35,000           1,000
--------------------------------------------------------------------------------
European                                             21,000           1,000
--------------------------------------------------------------------------------
Pacific                                               4,000              --
================================================================================

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class' shares. The International Equity, International Balanced, Emerging Markets, European and Pacific Portfolios pay a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets for each respective Portfolio and class. The Global Government Bond Portolio pays a distribution fee with respect to Class B and C shares calculated at the annual rates of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the six months ended April 30, 1997, total Distribution Plan fees incurred by the Portfolios were:

Portfolio                          Class A         Class B        Class C
================================================================================
Global Government Bond              $127,013       $ 90,129       $  13,312
--------------------------------------------------------------------------------
International Equity                 635,021      1,121,672       1,133,132
--------------------------------------------------------------------------------
International Balanced                18,473         27,833          22,063
--------------------------------------------------------------------------------
Emerging Markets                      15,946         80,002          16,352
--------------------------------------------------------------------------------
European                              14,565        143,584          11,770
--------------------------------------------------------------------------------
Pacific                                5,026         18,701           7,900
================================================================================

All officers and two Directors of the Fund are employess of SB.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                67

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

3. Investments

During the six months ended April 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Portfolio                                       Purchases               Sales
================================================================================
Global Government Bond                         $240,092,142         $258,567,504
--------------------------------------------------------------------------------
International Equity                            250,090,506          266,874,700
--------------------------------------------------------------------------------
International Balanced                           57,007,375           47,345,112
--------------------------------------------------------------------------------
Emerging Markets                                 18,826,714           10,044,083
--------------------------------------------------------------------------------
European                                         11,027,271            5,047,099
--------------------------------------------------------------------------------
Pacific                                           6,388,653            6,828,362
================================================================================

At April 30, 1997, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                  Net Unrealized
                                                                   Appreciation
Portfolio                        Appreciation     Depreciation    (Depreciation)
================================================================================
Global Government Bond          $     108,635    $   5,289,303    $  (5,180,668)
--------------------------------------------------------------------------------
International Equity              322,881,518       56,312,058      266,569,460
--------------------------------------------------------------------------------
International Balanced              5,270,072        2,331,495        2,938,577
--------------------------------------------------------------------------------
Emerging Markets                    6,345,631        2,169,144        4,176,487
--------------------------------------------------------------------------------
European                           15,825,405        1,135,287       14,690,118
--------------------------------------------------------------------------------
Pacific                             1,401,954          331,507        1,070,447
================================================================================

--------------------------------------------------------------------------------
68                                       1997 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

4. Forward Foreign Currency Contracts

At April 30, 1997, the Portfolios had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                             Local                  Market         Settlement          Unrealized
Foreign Currency                                           Currency                 Value             Date             Gain (Loss)
====================================================================================================================================


Global Government Bond Portfolio
To Buy:
British Pound                                                2,830,000        $      4,591,514       5/06/97        $  (26,197)
German Deutschemark                                          8,163,750               4,716,294       5/06/97          (165,591)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      (191,788)
-------------------------------------------------------------------------------------------------------------------------------
To Sell:
Belgian Franc                                              247,000,000               6,915,188       5/06/97           265,044
British Pound                                                4,160,000               6,749,363       5/06/97            95,501
Danish Krone                                                37,600,000               5,706,645       5/06/97           211,819
Finnish Markka                                              15,000,000               2,883,922       5/06/97           136,618
French Franc                                                20,800,000               3,565,255       5/06/97           139,108
German Deutschemark                                         14,660,000               8,469,254       5/06/97           324,987
Irish Pound                                                  5,600,000               8,409,789       5/06/97           253,411
Italian Lira                                            18,100,000,000              10,570,781       5/06/97           235,976
Japanese Yen                                             3,096,600,000              24,421,540       5/06/97           848,222
Spanish Peseta                                           1,730,000,000              11,843,474       5/06/97           357,054
Swedish Krona                                               15,400,000               1,963,367       5/06/97            68,832
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     2,936,572
-------------------------------------------------------------------------------------------------------------------------------
Total Unrealized Gain on
    Forward Foreign Currency Contracts                                                                              $2,744,784
===============================================================================================================================
International Equity Portfolio
To Buy:
Australian Dollar                                              462,691        $        361,683       5/01/97        $    2,311
Australian Dollar                                            1,515,880               1,184,943       5/02/97             8,772
British Pound                                                  167,918                 272,437       5/06/97              (497)
German Deutschemark                                          5,498,462               3,176,302       5/05/97           (13,616)
Japanese Yen                                                 3,990,512                  31,453       5/02/97               (25)
-------------------------------------------------------------------------------------------------------------------------------
Total Unrealized Loss on
    Forward Foreign Currency Contracts                                                                              $   (3,055)
====================================================================================================================================

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                69

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================


                                                                 Local              Market           Settlement          Unrealized
Foreign Currency                                               Currency             Value               Date             Gain (Loss)

====================================================================================================================================


International Balanced Portfolio
To Buy:
Australian Dollar                                                 37,015          $    28,935          5/01/97          $       185
British Pound                                                    392,000              635,593          6/10/97                  553
Canadian Dollar                                                1,760,000            1,262,887          6/10/97              (11,552)

Danish Krone                                                   6,950,000            1,057,061          6/10/97              (10,691)

German Deutschemark                                           12,712,312            7,344,571          5/07/97              (55,429)

German Deutschemark                                           16,657,060            9,623,659          5/07/97             (176,341)

German Deutschemark                                              100,000               57,787          5/10/97                 (539)

German Deutschemark                                            5,700,000            3,301,322          6/10/97              (35,915)

Italian Lira                                                 690,200,000              403,184          6/10/97                2,429
Japanese Yen                                                 268,114,000            2,125,438          6/10/97              (12,632)

Malaysian Ringgit                                                407,088              162,177          5/02/97                 (723)

Swedish Krona                                                  1,220,000              155,762          6/10/97               (3,798)

Swiss Franc                                                    3,160,000            2,154,544          6/10/97              (27,777)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           (332,230)

------------------------------------------------------------------------------------------------------------------------------------

To Sell:
Australian Dollar                                              2,752,649            2,151,605          5/07/97              (21,605)

Australian Dollar                                                380,000              296,940          6/10/97               (1,946)

Belgian Franc                                                 67,900,000            1,901,456          6/10/97               25,715
Finnish Markka                                                 1,160,000              223,627          6/10/97                4,271
French Franc                                                   4,300,000              738,788          6/10/97                9,559
German Deutschemark                                            4,735,080            2,735,705          5/07/97               64,295
German Deutschemark                                            7,729,200            4,465,565          5/07/97               34,435
Italian Lira                                                 852,000,000              496,959          6/10/97                5,987
Japanese Yen                                                 608,643,700            4,800,816          5/07/97               99,184
Japanese Yen                                                 276,848,000            2,183,702          5/07/97               16,298
Japanese Yen                                                 566,865,000            4,471,277          5/07/97               28,723
Japanese Yen                                                 434,500,000            3,444,442          6/10/97               26,006
Japanese Yen                                                 105,800,000              838,716          6/10/97                7,684
Spanish Peseta                                               183,700,000            1,257,844          6/10/97               11,240
Swiss Franc                                                    2,339,840            1,589,312          5/07/97               10,688
Swiss Franc                                                    3,160,000            2,154,544          6/10/97                 (488)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                            320,046
------------------------------------------------------------------------------------------------------------------------------------


                                                                      Market Value
                                                          -------------------------------------
Cross Forwards**:                                           German                  Australian
To Sell:                                                  Deutschemark                Dollar
                                                          ------------             ------------
Sell German Deutschemark vs. Australian Dollar              2,102,164                2,110,452                8,288
                                                                                   Swiss Franc
                                                                                   ------------
Sell German Deutschemark vs. Swiss Franc                    1,587,683                1,589,312                1,629
                                                                                   Japanese Yen
                                                                                   ------------
Sell German Deutschemark vs. Japanese Yen                   3,666,205                3,667,172                  967
--------------------------------------------------------------------------------------------------------------------
                                                                                                             10,884
--------------------------------------------------------------------------------------------------------------------
Total Unrealized Loss on
    Forward Foreign Currency Contracts                                                                      $(1,300)
====================================================================================================================

--------------------------------------------------------------------------------
70                                       1997 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================


** Local Currency on Cross Forwards                       Sell           Buy
                                                        ---------    -----------
   Sell German Deutschemark vs. Australian Dollar       3,638,520      2,700,000
   Sell German Deutschemark vs. Swiss Franc             2,748,033      2,339,840
   Sell German Deutschemark vs. Japanese Yen            6,330,000    462,596,400

====================================================================================================================================

                                                                   Local               Market         Settlement        Unrealized
                                                                 Currency              Value             Date           Gain (Loss)
====================================================================================================================================


European Portfolio
To Buy:
Dutch Guilder                                                       640,342         $   328,747         5/02/97         $      (122)

-----------------------------------------------------------------------------------------------------------------------------------
To Sell:
Dutch Guilder                                                       214,937             110,386         5/07/97                 423
-----------------------------------------------------------------------------------------------------------------------------------
Total Unrealized Gain on
    Forward Foreign Currency Contracts                                                                                  $       301
====================================================================================================================================

Pacific Portfolio
To Buy:
Australian Dollar                                                   117,594         $    91,923         5/01/97         $       552
Singapore Dollar                                                     77,002              53,244         5/02/97                (122)

Singapore Dollar                                                     76,474              52,879         5/02/97                (209)

Singapore Dollar                                                     78,587              54,346         5/05/97                 (62)

Singapore Dollar                                                     63,813              44,131         5/06/97                 (46)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                113
-----------------------------------------------------------------------------------------------------------------------------------
To Sell:
Indonesian Rupiah                                                52,353,992              21,541         5/01/97                (636)

-----------------------------------------------------------------------------------------------------------------------------------
Total Unrealized Loss on
    Forward Foreign Currency Contracts                                                                                  $      (523)

====================================================================================================================================


5. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realized a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the permium originally paid.

As of April 30, 1997, the International Balanced Portfolio had one open purchased option with a total cost of $7,750.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                71

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

The following covered call option transactions occurred during the six months ended April 30, 1997:

                                                                                                         Number of
                                                                                                         Contracts          Premiums

====================================================================================================================================

Global Government Bond Portfolio
Options written, outstanding at October 31, 1996                                                             0               $  --
Options written during the six months ended April 30, 1997                                                   1                60,000

------------------------------------------------------------------------------------------------------------------------------------

Options written, outstanding at April 30, 1997                                                               1               $60,000

====================================================================================================================================

International Balanced Portfolio
Options written, outstanding at October 31, 1996                                                             0                   $--

Options written during the six months ended April 30, 1997                                                   2                28,175

                                                                                                                             -------

Options written, outstanding at April 30, 1997                                                               2               $28,175

====================================================================================================================================

The following table represents the written call option contracts open as of
April 30,1997:
------------------------------------------------------------------------------------------------------------------------------------

Number of                                                                                     Strike
Contracts                                                    Expiration                       Price                         Value
====================================================================================================================================

Call Options Written
Global Government Bond Portfolio
          1      20,000,000 USD Call/JPY Put
                 (Premiums received-- $60,000)                5/19/97                          128Yen                     $ (60,000)

====================================================================================================================================

International Balanced Portfolio
          1      4,250,000 USD Call/DEM Put                   5/19/97                         1.76Dem                     $   7,650
          1      5,000,000 USD Call/JPY Put                   5/19/97                          128Yen                        15,000
------------------------------------------------------------------------------------------------------------------------------------

                 (Premium received-- $28,175)                                                                             $  22,650
====================================================================================================================================


6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

--------------------------------------------------------------------------------
72                                       1997 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

As of April 30, 1997, the Portfolios had no open futures contracts.

7. Portfolio Concentration

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of each of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

8. Capital Loss Carryforward

At October 31, 1996, the International Equity, International Balanced, Emerging Markets and Pacific Portfolios had, for Federal income tax purposes, approximately $73,454,000, $161,000, $46,000 and $1,709,000, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses are used to offset gains, it is probable that the gains so offset will not be distributed. The amount and date of expiration of the carryforward loss for each Portfolio is indicated below:

Portfolio                                                  10/31/02          10/31/03                 10/31/04               Total
====================================================================================================================================


International Equity                                       $  --             $73,454,000              $   --             $73,454,000

------------------------------------------------------------------------------------------------------------------------------------

International Balanced                                        --                 161,000                  --                 161,000

------------------------------------------------------------------------------------------------------------------------------------

Emerging Markets                                              --                  46,000                  --                  46,000

------------------------------------------------------------------------------------------------------------------------------------

Pacific                                                     37,000             1,426,000               246,000             1,709,000

====================================================================================================================================


9. Capital Shares

At April 30, 1997, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At April 30, 1997, total paid-in capital amounted to the following for each
Portfolio:

Portfolio                                      Class A            Class B            Class C            Class Y            Class Z
====================================================================================================================================

Global Government Bond                      $ 95,814,043       $ 21,007,087       $  3,679,725       $ 23,621,666       $       --
------------------------------------------------------------------------------------------------------------------------------------

International Equity                         375,609,909        208,593,266        198,976,911        249,867,449        119,126,637

------------------------------------------------------------------------------------------------------------------------------------

International Balanced                        11,664,931          5,306,237          3,481,344         31,294,623               --
------------------------------------------------------------------------------------------------------------------------------------

Emerging Markets                              12,591,465         16,919,544          3,874,229               --                 --
------------------------------------------------------------------------------------------------------------------------------------

European                                       8,830,292         21,034,222          2,116,349               --                 --
------------------------------------------------------------------------------------------------------------------------------------

Pacific                                        4,626,761          4,693,607          2,282,872               --                 --
====================================================================================================================================



--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                73

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

Transactions in shares of each class were as follows:

                                                                  Six Months Ended                              Year Ended
                                                                   April 30, 1997                            October 31, 1996
                                                             ---------------------------               ---------------------------
                                                             Shares               Amount               Shares               Amount
====================================================================================================================================

Global Government Bond Portfolio
Class A
Shares sold                                                   76,337        $     936,617              489,319        $   6,083,120
Shares issued on reinvestment                                344,524            4,196,485              396,504            4,899,900
Shares redeemed                                             (737,519)          (9,072,286)          (2,475,502)         (30,710,185)

------------------------------------------------------------------------------------------------------------------------------------

Net Decrease                                                (316,658)       $  (3,939,184)          (1,589,679)       $ (19,727,165)

====================================================================================================================================

Class B
Shares sold                                                   40,131        $     492,702              121,679        $   1,505,000
Shares issued on reinvestment                                 92,605            1,127,773              117,711            1,449,119
Shares redeemed                                             (355,813)          (4,360,895)          (1,030,724)         (12,706,817)

------------------------------------------------------------------------------------------------------------------------------------

Net Decrease                                                (223,077)       $  (2,740,420)            (791,334)       $  (9,752,698)

====================================================================================================================================

Class C
Shares sold                                                    5,777        $      71,244               33,934        $     417,363
Shares issued on reinvestment                                 16,810              204,217               17,412              213,650
Shares redeemed                                              (61,703)            (746,607)             (70,458)            (867,055)

------------------------------------------------------------------------------------------------------------------------------------

Net Decrease                                                 (39,116)       $    (471,146)             (19,112)       $    (236,042)

====================================================================================================================================

Class Y
Shares sold                                                  706,692        $   8,574,582            1,214,448        $  14,766,754
Shares issued on reinvestment                                     17                  201                  253                3,092
Shares redeemed                                                 --                   --                 (1,138)             (13,841)

------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                                 706,709        $   8,574,783            1,213,563        $  14,756,005
====================================================================================================================================

International Equity Portfolio

Class A
Shares sold                                               25,816,632        $ 500,352,968           29,809,743        $ 540,225,017
Shares issued on reinvestment                                   --                   --                270,352            4,617,617
Shares redeemed                                          (27,236,397)        (529,399,798)         (31,054,593)        (565,101,407)

------------------------------------------------------------------------------------------------------------------------------------

Net Decrease                                              (1,419,765)       $ (29,046,830)            (974,498)       $ (20,258,773)

====================================================================================================================================

Class B
Shares sold                                                4,635,510        $  89,393,852           12,723,350        $ 229,942,996
Shares issued on reinvestment                                   --                   --                 19,196              330,185
Shares redeemed                                           (3,926,507)         (75,870,999)          (8,709,898)        (158,190,577)

------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                                 709,003        $  13,522,853            4,032,648        $  72,082,604
====================================================================================================================================

Class C
Shares sold                                                1,570,105        $  30,008,616            2,740,842        $  48,948,469
Shares issued on reinvestment                                   --                   --                 34,000              576,308
Shares redeemed                                           (2,664,063)         (50,949,463)          (4,471,834)         (79,543,267)

------------------------------------------------------------------------------------------------------------------------------------

Net Decrease                                              (1,093,958)       $ (20,940,847)          (1,696,992)       $ (30,018,490)

====================================================================================================================================

Class Y
Shares sold                                                2,773,879        $  53,643,636            5,706,318        $ 105,704,162
Shares issued on reinvestment                                   --                   --                 54,561              928,635
Shares redeemed                                                 (250)              (4,866)            (676,092)         (12,631,569)

------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                               2,773,629        $  53,638,770            5,084,787        $  94,001,228
====================================================================================================================================

Class Z
Shares sold                                                  570,187        $  11,124,087            1,285,495        $  23,061,857
Shares issued on reinvestment                                   --                   --                 68,987            1,173,475
Shares redeemed                                             (183,014)          (3,520,339)            (455,720)          (8,233,132)

------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                                 387,173        $   7,603,748              898,762        $  16,002,200
====================================================================================================================================

--------------------------------------------------------------------------------
74                                       1997 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

                                                                  Six Months Ended                              Year Ended
                                                                   April 30, 1997                            October 31, 1996
                                                             ---------------------------               ---------------------------
                                                             Shares               Amount               Shares               Amount
====================================================================================================================================


International Balanced Portfolio
Class A
Shares sold                                                   39,650         $    547,279              136,189         $  1,791,427
Shares issued on reinvestment                                 16,752              228,865               29,395              391,488
Shares redeemed                                             (198,550)          (2,730,853)            (403,806)          (5,337,395)

------------------------------------------------------------------------------------------------------------------------------------

Net Decrease                                                (142,148)        $ (1,954,709)            (238,222)        $ (3,154,480)

====================================================================================================================================

Class B
Shares sold                                                   88,177         $  1,220,450              211,895         $  2,785,875
Shares issued on reinvestment                                  2,858               39,000                5,840               78,180
Shares redeemed                                              (46,127)            (631,447)             (81,609)          (1,097,160)

------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                                  44,908         $    628,003              136,126         $  1,766,895
====================================================================================================================================

Class C
Shares sold                                                   18,632         $    257,199               45,360         $    593,585
Shares issued on reinvestment                                  2,252               30,688                6,383               85,123
Shares redeemed                                              (72,479)            (997,905)             (42,497)            (562,896)

------------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease)                                      (51,595)        $   (710,018)               9,246         $    115,812
====================================================================================================================================

Class Y
Shares sold                                                  911,697         $ 12,503,781            1,391,962         $ 18,790,855
Shares redeemed                                                 --                   --                     (1)                 (13)

------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                                 911,697         $ 12,503,781            1,391,961         $ 18,790,842
====================================================================================================================================

Emerging Markets Portfolio

Class A
Shares sold                                                  493,952         $  6,854,753              845,973         $ 10,156,535
Shares redeemed                                             (339,122)          (4,701,409)            (600,551)          (7,224,148)

------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                                 154,830         $  2,153,344              245,422         $  2,932,387
====================================================================================================================================

Class B
Shares sold                                                  635,540         $  8,675,322              701,375         $  8,323,429
Shares redeemed                                             (343,814)          (4,611,110)            (300,425)          (3,574,650)

------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                                 291,726         $  4,064,212              400,950         $  4,748,779
====================================================================================================================================

Class C
Shares sold                                                  134,111         $  1,840,700              130,701         $  1,553,686
Shares redeemed                                              (26,363)            (354,987)             (71,401)            (862,270)

------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                                 107,748         $  1,485,713               59,300         $    691,416
====================================================================================================================================


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                75

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

                                                                  Six Months Ended                              Year Ended
                                                                   April 30, 1997                            October 31, 1996
                                                             ---------------------------               ---------------------------
                                                             Shares               Amount               Shares               Amount
====================================================================================================================================


European Portfolio
Class A
Shares sold                                                  324,853         $  5,670,102              925,533         $ 14,551,767
Shares issued on reinvestment                                 39,393              670,082                5,876               83,554
Shares redeemed                                             (221,428)          (3,867,517)          (1,130,019)         (17,610,700)

------------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease)                                      142,818         $  2,472,667             (198,610)        $ (2,975,379)

====================================================================================================================================

Class B
Shares sold                                                1,329,295         $ 22,933,946            1,272,772         $ 20,413,451
Shares issued on reinvestment                                100,838            1,696,102                4,564               64,632
Shares redeemed                                           (1,165,961)         (20,200,635)          (1,438,755)         (22,998,214)

------------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease)                                      264,172         $  4,429,413             (161,419)        $ (2,520,131)

====================================================================================================================================

Class C
Shares sold                                                   45,714         $    790,010               51,785         $    795,880
Shares issued on reinvestment                                  8,322              139,567                  289                4,074
Shares redeemed                                              (16,329)            (280,393)             (24,464)            (379,130)

------------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease)                                       37,707         $    649,184               27,610         $    420,824
====================================================================================================================================

Pacific Portfolio

Class A
Shares sold                                                  188,713         $  1,985,527              835,124         $  8,882,687
Shares redeemed                                             (316,843)          (3,333,203)            (788,783)          (8,407,176)

------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                                 128,130         $ (1,347,676)              46,341         $    475,511
====================================================================================================================================

Class B
Shares sold                                                1,417,573         $ 14,822,272            1,874,088         $ 19,538,963
Shares redeemed                                           (1,347,412)         (14,123,561)          (1,576,819)         (16,512,252)

------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                                  70,161         $    698,711              297,269         $  3,026,711
====================================================================================================================================

Class C
Shares sold                                                  131,896         $  1,371,808               23,983         $    251,160
Shares redeemed                                             (114,747)          (1,194,933)             (58,530)            (606,793)

------------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease)                                       17,149         $    176,875              (34,547)        $   (355,633)

====================================================================================================================================

--------------------------------------------------------------------------------
76                                       1997 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                                 Class A Shares
                                              -------------------------------------------------------------------------------------
Global Government Bond Portfolio              1997(1)(2)       1996(2)          1995        1994(3)           1993            1992
===================================================================================================================================

Net Asset Value, Beginning of Period           $12.55           $12.30         $11.68       $12.92           $11.84          $12.90
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment income                        0.31             0.70           0.92*        0.69             0.83            1.00
    Net realized and unrealized gain (loss)     (0.02)            0.42           0.48        (1.28)            1.36           (0.90)

-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              0.29             1.12           1.40        (0.59)            2.19            0.10
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                       (0.82)           (0.87)         (0.78)       (0.23)           (0.52)          (0.97)

    Net realized gains(4)                       (0.05)            --             --           --              (0.59)          (0.19)

    Capital                                      --               --             --          (0.42)            --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.87)           (0.87)         (0.78)       (0.65)           (1.11)          (1.16)

-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $11.97           $12.55         $12.30       $11.68           $12.92          $11.84
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                     2.30%++          9.41%         12.40%       (4.64)%++        19.13%           0.93%

-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $97,777         $106,536       $123,917      $77,961         $107,415        $107,609
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(5)                                  1.25%+           1.26%          1.38%        1.32%+           1.30%           1.36%

    Net investment income                        4.92+            5.69           7.44         6.57+            6.67            7.72
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           176%             133%           195%         179%             119%            177%

===================================================================================================================================

(1)  For the six months ended April 30, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from January 1, 1994 to October 31, 1994.
(4) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(5) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 1.24% and 1.32%, respectively; prior year numbers have not been restated to reflect these credits.
*    Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                77

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                  Class B Shares
                                                ---------------------------------------------
Global Government Bond Portfolio                 1997(1)(2)          1996(2)         1995(3)
=============================================================================================
Net Asset Value, Beginning of Period              $12.50              $12.26           $11.57
---------------------------------------------------------------------------------------------
Income From Operations:
    Net investment income                           0.29                0.63             0.78*
    Net realized and unrealized gain (loss)        (0.04)               0.42             0.57
---------------------------------------------------------------------------------------------
Total Income From Operations                        0.25                1.05             1.35
---------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                          (0.73)              (0.81)           (0.66)
    Net realized gains                             (0.05)               --               --
---------------------------------------------------------------------------------------------
Total Distributions                                (0.78)              (0.81)           (0.66)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $11.97              $12.50           $12.26
---------------------------------------------------------------------------------------------
Total Return                                        1.99%++             8.83%           11.97%++
---------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $22,195             $25,970          $35,159
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(4)                                     1.79%+              1.81%            1.92%+
    Net investment income                           4.37+               5.15             6.65+
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              176%                133%             195%
=============================================================================================

(1)  For the six months ended April 30, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from November 18, 1994 (inception date) to October 31, 1995.
(4) During the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 1.78% and 1.86% (annualized), respectively; prior year numbers have not been restated to reflect these credits.
*    Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
78                                       1997 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                               Class C Shares
                                               ---------------------------------------------------------------------------
Global Government Bond Portfolio                1997(1)(2)         1996(2)         1995(3)         1994(4)         1993(5)
==========================================================================================================================
Net Asset Value, Beginning of Period             $12.47             $12.23          $11.68          $12.93          $11.83
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment income                          0.31               0.64            0.85*           0.90            0.79
    Net realized and unrealized gain (loss)       (0.05)              0.41            0.42           (1.55)           1.37
--------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.26               1.05            1.27           (0.65)           2.16
--------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                         (0.74)             (0.81)          (0.72)          (0.21)          (0.47)
    Net realized gains(6)                         (0.05)              --              --              --             (0.59)
    Capital                                        --                 --              --             (0.39)           --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.79)             (0.81)          (0.72)          (0.60)          (1.06)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $11.94             $12.47          $12.23          $11.68          $12.93
--------------------------------------------------------------------------------------------------------------------------
Total Return                                       2.06%++            8.90%          11.25%          (5.09)%++       18.89%++
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $3,348             $3,986          $4,141          $5,835          $4,972
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(7)                                    1.69%+             1.74%           1.84%           1.80%+          1.74%+
    Net investment income                          4.47+              5.22            7.15            6.05+           6.28+
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             176%               133%            195%            179%            119%
==========================================================================================================================

(1)  For the six months ended April 30, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  On November 7, 1994, the former Class B shares were renamed Class C shares.
(4)  For the period from January 1, 1994 to October 31, 1994.
(5)  For the period from January 4, 1993 (inception date) to December 31, 1993.
(6) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(7) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class C would have been 1.71% and 1.78%, respectively; prior year numbers have not been restated to reflect these credits.
*    Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                79

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                                 Class Y Shares
                                                ----------------------------------------------------------------------------
Global Government Bond Portfolio                 1997(1)(2)          1996(2)          1995(3)        1994(4)         1993(5)
============================================================================================================================
Net Asset Value, Beginning of Period              $12.39              $12.14           $11.68         $12.93          $11.97
----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment income                           0.27                0.73             0.78*          0.76            0.69
    Net realized and unrealized gain (loss)         0.03                0.42             0.49          (1.35)           1.23
----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 0.30                1.15             1.27          (0.59)           1.92
----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                          (0.86)              (0.90)           (0.81)         (0.23)          (0.37)
    Net realized gains(6)                          (0.05)                 --               --             --           (0.59)
    Capital                                           --                  --               --          (0.43)             --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.91)              (0.90)           (0.81)         (0.66)          (0.96)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $11.78              $12.39           $12.14         $11.68          $12.93
----------------------------------------------------------------------------------------------------------------------------
Total Return                                        2.45%++             9.82%           11.27%         (4.62)%++       16.49%++
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $22,687             $15,105              $62         $3,202            $371
----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(7)                                     0.89%+              0.84%            0.98%          1.23%+          1.20%+
    Net investment income                           5.28+               6.12             6.38           6.76+           6.73+
----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              176%                133%             195%           179%            119%
============================================================================================================================

(1)  For the six months ended April 30, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  On November 7, 1994 the former Class C shares were renamed Class Y shares.
(4)  For the period from January 1, 1994 to October 31, 1994.
(5)  For the period from February 19, 1993 (inception date) to December 31,
     1993.
(6) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(7) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class Y would have been 0.81% and 0.93%, respectively; prior year numbers have not been restated to reflect these credits.
*    Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
80                                       1997 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                                    Class A Shares
                                              --------------------------------------------------------------------------------------

International Equity Portfolio                 1997(1)(2)        1996(2)         1995         1994(3)(4)      1993          1992
====================================================================================================================================

Net Asset Value, Beginning of Period            $18.64           $17.15         $18.79          $18.71         $12.35        $12.31
------------------------------------------------------------------------------------------------------------------------------------

Income (Loss) From Operations:
    Net investment income (loss)                 (0.02)            0.01           0.08*          (0.01)         (0.01)         0.02
    Net realized and unrealized gain (loss)       0.72             1.65          (1.50)           0.09           6.53          0.04
------------------------------------------------------------------------------------------------------------------------------------

Total Income (Loss) From Operations               0.70             1.66          (1.42)           0.08           6.52          0.06
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
    Net investment income                        (0.01)           (0.17)         (0.12)             --             --         (0.02)

    Net realized gains(5)                        (0.10)                                             --          (0.16)           --
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                              (0.01)           (0.17)         (0.22)             --          (0.16)        (0.02)

------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                  $19.33           $18.64         $17.15          $18.79         $18.71        $12.35
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                      3.78%++          9.78%         (7.44)%          0.43%++       52.78%         0.49%

------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Period (000s)              $505,343         $513,870       $489,533        $591,598       $355,926      $122,605
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
    Expenses(6)                                   1.29%+           1.35%          1.36%           1.35%+         1.35%         1.56%

    Net investment income (loss)                 (0.20)+           0.17           0.50           (0.05)+        (0.10)         0.24
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                             19%              46%            42%             35%            27%           20%

------------------------------------------------------------------------------------------------------------------------------------

Average commissions per share
    paid on equity transactions(7)(8)            $0.02            $0.02          $0.01              --             --            --
====================================================================================================================================


(1)  For the six months ended April 30, 1997(unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from January 1, 1994 to October 31, 1994.
(4) On October 10, 1994, the former Class C shares were exchanged into Class A shares; therefore Class C share activity for the period from January 1, 1994 to October 10, 1994 is included with Class A share activity.
(5) Distributions from net investment income included short-term capital gains, if any, for Federal income tax purposes.
(6) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 1.29% and 1.28%, respectively; prior year numbers have not been restated to reflect these credits.
(7) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(8) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.
*    Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                81

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                               Class B Shares
                                               -------------------------------------------------
International Equity Portfolio                 1997(1)(2)           1996(2)           1995(3)
================================================================================================
Net Asset Value, Beginning of Period               $18.65               $17.17            $18.38
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment income (loss)                    (0.09)               (0.08)             0.06*
    Net realized and unrealized gain (loss)          0.72                 1.60             (1.17)
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  0.63                 1.52             (1.11)
------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                              --                (0.04)               --
    Net realized gains(4)                              --                   --             (0.10)
------------------------------------------------------------------------------------------------
Total Distributions                                    --                (0.04)            (0.10)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $19.28               $18.65            $17.17
------------------------------------------------------------------------------------------------
Total Return                                         3.38%++              8.89%            (6.00)%++
------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $233,095             $212,294          $126,171
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(5)                                      2.06%+               2.11%             2.13%+
    Net investment income (loss)                    (0.97)+              (0.58)             0.34+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                19%                  46%               42%
------------------------------------------------------------------------------------------------
Average commissions per share
    paid on equity transactions(6)(7)               $0.02                $0.02             $0.01
================================================================================================

(1)  For the six months ended April 30, 1997(unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from November 7, 1994 (inception date) to October 31, 1995.
(4) Distributions from net investment income included short-term capital gains, if any, for Federal income tax purposes.
(5) During the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 2.04% and 2.04% (annualized), respectively.
(6) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(7) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.
*    Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
82                                       1997 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                                 Class C Shares
                                             ------------------------------------------------------------------------------------
International Equity Portfolio                1997(1)(2)            1996(2)           1995(3)           1994(4)           1993(5)
=================================================================================================================================
Net Asset Value, Beginning of Period            $18.38               $16.93            $18.54            $18.58            $12.35
---------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment income (loss)                 (0.10)               (0.13)            (0.06)*           (0.11)             0.14
    Net realized and unrealized gain (loss)       0.72                 1.62             (1.45)             0.07              6.25
---------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               0.62                 1.49             (1.51)            (0.04)             6.39
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                           --                (0.04)               --                --                --
    Net realized gains(6)                           --                   --             (0.10)               --             (0.16)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --                (0.04)            (0.10)               --             (0.16)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $19.00               $18.38            $16.93            $18.54            $18.58
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                      3.37%++              8.85%            (8.11)%           (0.22)%++         51.73%++

---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $216,417             $229,514          $240,090          $287,458          $114,951
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(7)                                   2.07%+               2.15%             2.16%             2.10%+            2.14%+
    Net investment loss                          (0.99)+              (0.63)            (0.34)            (0.77)+           (1.08)+
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             19%                  46%               42%               35%               27%
---------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
    paid on equity transactions(8)(9)            $0.02                $0.02             $0.01                --                --
=================================================================================================================================

(1)  For the six months ended April 30, 1997(unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  On November 7, 1994, the former Class B shares were renamed Class C shares.
(4)  For the period from January 1, 1994 to October 31, 1994.
(5)  For the period from January 4, 1993 (inception date) to December 31, 1993.
(6) Distributions from net investment income included short-term capital gains, if any, for Federal income tax purposes.
(7) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class C would have been 2.09% and 2.08%, respectively; prior year numbers have not been restated to reflect these credits.
(8) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(9) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.
*    Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                83

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                             Class Y Shares
                                                 ----------------------------------------------------------------
International Equity Portfolio                    1997(1)(2)           1996(2)           1995(3)          1994(4)
=================================================================================================================
Net Asset Value, Beginning of Period               $18.64               $17.13            $18.80           $17.64
-----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment income                            0.01                 0.18              0.10*            0.01
    Net realized and unrealized gain (loss)          0.72                 1.54             (1.50)            1.15
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  0.73                 1.72             (1.40)            1.16
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                           (0.06)               (0.21)            (0.17)              --
    Net realized gains(5)                              --                   --             (0.10)              --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.06)               (0.21)            (0.27)              --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $19.31               $18.64            $17.13           $18.80
-----------------------------------------------------------------------------------------------------------------
Total Return                                         3.93%++             10.19%            (7.11)%           6.58%++
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $261,217             $200,427           $97,132          $48,765
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(6)                                      0.94%+               0.96%             1.06%            1.09%+
    Net investment income                            0.15+                0.56              0.91             0.29+
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                19%                  46%               42%              35%
-----------------------------------------------------------------------------------------------------------------
Average commissions per share
    paid on equity transactions(7)(8)               $0.02                $0.02             $0.01               --
=================================================================================================================

(1)  For the six months ended April 30, 1997(unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  On November 7, 1994, the Class D shares were renamed Class Y shares.
(4)  For the period from June 16, 1994 (inception date) to October 31, 1994.
(5) Distributions from net investment income included short-term capital gains, if any, for Federal income tax purposes.
(6) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class Y would have been 0.90% and 0.98%, respectively.
(7) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(8) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.
*    Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized as it may not be representative of the total return for the year.
+    Annualized.



--------------------------------------------------------------------------------
84                                       1997 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                    Class Z Shares
                                                 -----------------------------------------------
International Equity Portfolio                    1997(1)(2)            1996(2)           1995(3)
================================================================================================
Net Asset Value, Beginning of Period               $18.62               $17.12            $18.38
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment income (loss)                     0.01                 0.14              0.13*
    Net realized and unrealized gain (loss)          0.72                 1.57             (1.12)
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  0.73                 1.71             (0.99)
------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                           (0.06)               (0.21)            (0.17)
    Net realized gains(4)                              --                   --             (0.10)
------------------------------------------------------------------------------------------------
Total Distributions                                 (0.06)               (0.21)            (0.27)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $19.29               $18.62            $17.12
------------------------------------------------------------------------------------------------
Total Return                                         3.93%++             10.13%            (5.01)%++
------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $131,185             $119,408           $94,387
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(5)                                      0.94%+               0.97%             1.10%+
    Net investment income                            0.15+                0.55              1.06+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                19%                  46%               42%
------------------------------------------------------------------------------------------------
Average commissions per share
    paid on equity transactions(6)(7)               $0.02                $0.02             $0.01
================================================================================================

(1)  For the six months ended April 30, 1997(unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from November 7, 1994 (inception date) to October 31, 1995.
(4) Distributions from net investment income included short-term capital gains, if any, for Federal income tax purposes.
(5) During the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class Z would have been 0.91% and 1.02% (annualized), respectively; prior year numbers have not been restated to reflect these credits.
(6) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(7) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.
*    Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                85

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                    Class A Shares
                                           -----------------------------------------------------------
International Balanced Portfolio            1997(1)(2)          1996(2)          1995           1994(3)
======================================================================================================
Net Asset Value, Beginning of Period        $13.90              $12.64           $12.20         $12.00
------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment income(4)                  0.12                0.26             0.35           0.07
    Net realized and unrealized gain         (0.51)               1.35             0.48           0.13
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (0.39)               1.61             0.83           0.20
------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                    (0.23)              (0.35)           (0.39)            --
------------------------------------------------------------------------------------------------------
Total Distributions                          (0.23)              (0.35)           (0.39)            --
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $13.28              $13.90           $12.64         $12.20
------------------------------------------------------------------------------------------------------
Total Return                                 (2.81)%++           12.89%            7.05%          1.67%++
------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $13,509             $16,116          $17,667        $20,634
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(4)                               1.73%+              1.81%            1.62%          1.34%+
    Net investment income                     1.57+               1.94             2.89           1.37+
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         99%                189%              42%             6%
------------------------------------------------------------------------------------------------------
Average commissions per share
    paid on equity transactions(5)(6)        $0.02               $0.03            $0.02             --
======================================================================================================

(1)  For the six months ended April 30, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from August 25, 1994 (inception date) to October 31, 1994.
(4) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                                              Expense Ratios
                       Per Share Decreases to               Without Fee Waivers
                        Net Investment Income               and Custody Credits
                        ---------------------               -------------------
                         1995           1994               1995           1994
                         ----           ----               ----           ----
       Class A           $0.04          $0.02              1.96%         2.03%+

     In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 1.72% and 1.52%, respectively; prior year numbers have not been restated to reflect these credits.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(6) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
86                                       1997 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                Class B Shares
                                               -------------------------------------------
International Balanced Portfolio                1997(1)(2)         1996(2)         1995(3)
==========================================================================================
Net Asset Value, Beginning of Period             $13.90             $12.65          $12.08
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment income(4)                       0.05               0.15            0.36
    Net realized and unrealized gain (loss)       (0.49)              1.36            0.50
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (0.44)              1.51            0.86
------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                         (0.11)             (0.26)          (0.29)
------------------------------------------------------------------------------------------
Total Distributions                               (0.11)             (0.26)          (0.29)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $13.35             $13.90          $12.65
------------------------------------------------------------------------------------------
Total Return                                      (3.19)%++          12.05%           7.33%++
------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $5,651             $5,258          $3,064
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(4)                                    2.49%+             2.62%           2.49%+
    Net investment income                          0.81+              1.14            3.11+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              99%               189%             42%
------------------------------------------------------------------------------------------
Average commissions per share
    paid on equity transactions(5)(6)             $0.02              $0.03           $0.02
==========================================================================================

(1)  For the six months ended April 30, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from November 7, 1994 (inception date) to October 31, 1995.
(4) The Manager waived all or part of its fees for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment income and the expense ratio would have been as follows:

                                                               Expense Ratio
                        Per Share Decrease to               Without Fee Waivers
                        Net Investment Income               and Custody Credits
                        ---------------------               -------------------
                                 1995                              1995
                                 ----                              ----
       Class B                   $0.04                            2.86%+

     In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 2.53% and 2.39% (annualized), respectively; prior year numbers have not been restated to reflect these credits.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(6) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                87

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                   Class C Shares
                                          ----------------------------------------------------------
International Balanced Portfolio           1997(1)(2)         1996(2)         1995(3)         1994(4)
====================================================================================================
Net Asset Value, Beginning of Period       $13.87             $12.63          $12.18          $12.00
----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment income(5)                 0.06               0.15            0.28            0.05
    Net realized and unrealized gain        (0.50)              1.35            0.46            0.13
----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.44)              1.50            0.74            0.18
----------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                   (0.11)             (0.26)          (0.29)             --
----------------------------------------------------------------------------------------------------
Total Distributions                         (0.11)             (0.26)          (0.29)             --
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $13.32             $13.87          $12.63          $12.18
----------------------------------------------------------------------------------------------------
Total Return                                (3.20)%++          11.99%           6.29%           1.50%++
----------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $3,989             $4,869          $4,317          $4,310
----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(5)                              2.52%+             2.62%           2.37%           2.03%+
    Net investment income                    0.77+              1.14            2.33            0.79+
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        99%               189%             42%              6%
----------------------------------------------------------------------------------------------------
Average commissions per share
    paid on equity transactions(6)(7)       $0.02              $0.03           $0.02              --
====================================================================================================

(1)  For the six months ended April 30, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  On November 7, 1994 the former Class B shares were renamed Class C shares.
(4)  For the period from August 25, 1994 (inception date) to October 31, 1994.
(5) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                                              Expense Ratios
                         Per Share Decreases to             Without Fee Waivers
                          Net Investment Income             and Custody Credits
                          ---------------------             -------------------
                           1995           1994             1995           1994
                           ----           ----             ----           ----
       Class C             $0.04          $0.02            2.71%         2.74%+

     In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class C would have been 2.53% and 2.27%; prior year numbers have not been restated to reflect these credits.
(6) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(7) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
88                                       1997 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                       Class Y Shares
                                               -----------------------------
International Balanced Portfolio                1997(1)(2)         1996(2)(3)
============================================================================
Net Asset Value, Beginning of Period              $13.93              $13.15
----------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment income                           0.11                0.32
    Net realized and unrealized gain (loss)        (0.47)               0.75
----------------------------------------------------------------------------
Total Income (Loss) From Operations                (0.36)               1.07
----------------------------------------------------------------------------
Less Distributions From:
    Net investment income                          (0.28)              (0.29)
----------------------------------------------------------------------------
Total Distributions                                (0.28)              (0.29)
----------------------------------------------------------------------------
Net Asset Value, End of Period                    $13.29              $13.93
----------------------------------------------------------------------------
Total Return                                       (2.65)%++            8.21%++
----------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $30,622             $19,387
----------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(4)                                     1.33%+              1.21%+
    Net investment income                           1.97+               2.55+
----------------------------------------------------------------------------
Portfolio Turnover Rate                               99%                189%
----------------------------------------------------------------------------
Average commissions per share
    paid on equity transactions(5)(6)              $0.02               $0.03
============================================================================

(1)  For the six months ended April 30, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from February 7, 1996 (inception date) to October 31, 1996.
(4) During the period ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratio for Class Y would have been 1.12% (annualized); prior year numbers have not been restated to reflect these credits.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(6) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                89

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                Class A Shares
                                                -------------------------------------------
Emerging Markets Portfolio                       1997(1)(2)          1996           1995(3)
===========================================================================================
Net Asset Value, Beginning of Period              $12.08              $11.06         $12.00
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment loss(4)                         (0.03)              (0.02)         (0.05)#
    Net realized and unrealized gain (loss)         2.20                1.04          (0.89)
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 2.17                1.02          (0.94)
-------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                             --                  --             --
-------------------------------------------------------------------------------------------
Total Distributions                                   --                  --             --
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $14.25              $12.08         $11.06
-------------------------------------------------------------------------------------------
Total Return                                       17.96%++             9.22%         (7.83)%++
-------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $14,813             $10,691         $7,069
-------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
    Expenses(4)                                     2.10%+              2.25%          1.45%+
    Net investment loss                            (0.56)+             (0.19)         (0.63)+
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               31%                 78%            17%
-------------------------------------------------------------------------------------------
Average commissions per share
    on equity transactions(5)(6)                   $0.00*              $0.00*         $0.00*
===========================================================================================

(1)  For the six months ended April 30, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from May 12, 1995 (inception date) to October 31, 1995.
(4) The Manager waived all or part of its fees for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment loss and the expense ratio would have been as follows:

                            Per Share Increase                Expense Ratio
                          to Net Investment Loss           Without Fee Waivers
                          ----------------------           -------------------
                                   1995                           1995
                                   ----                           ----
       Class A                     $0.05                         2.12%+

     In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 2.16% and 1.20% (annualized), respectively.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(6) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.
#    Includes realized gains and losses on foreign currency transactions.
*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


--------------------------------------------------------------------------------
90                                       1997 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                Class B Shares
                                                -------------------------------------------
Emerging Markets Portfolio                       1997(1)(2)          1996           1995(3)
===========================================================================================
Net Asset Value, Beginning of Period              $11.95              $11.02         $12.00
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment loss(4)                         (0.08)              (0.10)         (0.09)#
    Net realized and unrealized gain (loss)         2.16                1.03          (0.89)
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 2.08                0.93          (0.98)
-------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                             --                  --             --
-------------------------------------------------------------------------------------------
Total Distributions                                   --                  --             --
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $14.03              $11.95         $11.02
-------------------------------------------------------------------------------------------
Total Return                                       17.41%++             8.44%         (8.17)%++
-------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $19,436             $13,062         $7,630
-------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
    Expenses(4)                                     2.88%+              3.06%          2.00%+
    Net investment loss                            (1.34)+             (0.94)         (1.17)+
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               31%                 78%            17%
-------------------------------------------------------------------------------------------
Average commissions per share
    on equity transactions(5)(6)                   $0.00*              $0.00*         $0.00*
===========================================================================================

(1)  For the six months ended April 30, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from May 12, 1995 (inception date) to October 31, 1995.
(4) The Manager waived all or part of its fees for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment loss and the expense ratio would have been as follows:

                          Per Share Increase                    Expense Ratio
                        to Net Investment Loss               Without Fee Waivers
                        ----------------------               -------------------
                                 1995                               1995
                                 ----                               ----
       Class B                   $0.05                             2.68%+

     In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 2.97% and 1.74% (annualized), respectively.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(6) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.
#    Includes realized gains and losses on foreign currency transactions.
*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                91

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                               Class C Shares
                                               -----------------------------------------
Emerging Markets Portfolio                       1997(1)(2)         1996          1995(3)
========================================================================================
Net Asset Value, Beginning of Period             $11.95             $11.02        $12.00
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment loss(4)                        (0.07)             (0.10)        (0.08)#
    Net realized and unrealized gain (loss)        2.16               1.03         (0.90)
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations                2.09               0.93         (0.98)
----------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                            --                 --            --
----------------------------------------------------------------------------------------
Total Distributions                                  --                 --            --
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $14.04             $11.95        $11.02
----------------------------------------------------------------------------------------
Total Return                                      17.49%++            8.44%        (8.17)%++
----------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $4,388             $2,448        $1,604
----------------------------------------------------------------------------------------
Ratio to Average Net Assets:
    Expenses(4)                                    2.86%+             3.02%         1.95%+
    Net investment loss                           (1.31)+            (0.92)        (1.08)+
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                              31%                78%           17%
----------------------------------------------------------------------------------------
Average commissions per share
    on equity transactions(5)(6)                  $0.00*             $0.00*        $0.00*
========================================================================================

(1)  For the six months ended April 30, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from May 12, 1995 (inception date) to October 31, 1995.
(4) The Manager waived all or part of its fees for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment loss and the expense ratio would have been as follows:

                              Per Share Increase                Expense Ratio
                            to Net Investment Loss           Without Fee Waivers
                            ----------------------           -------------------
                                     1995                           1995
                                     ----                           ----
       Class C                       $0.05                         2.61%+

     In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class C would have been 2.92% and 1.70% (annualized), respectively.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(6) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.
#    Includes realized gains and losses on foreign currency transactions.
*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
92                                       1997 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                Class A Shares
                                           -----------------------------------------------------
European Portfolio                          1997(1)          1996           1995          1994(2)
================================================================================================
Net Asset Value, Beginning of Period        $17.25           $14.67         $12.88        $12.50
------------------------------------------------------------------------------------------------
Income From Operations:
    Net investment income (loss)(3)          (0.06)           (0.08)          0.07         (0.11)
    Net realized and unrealized gain          1.35             2.79           1.72          0.49
------------------------------------------------------------------------------------------------
Total Income From Operations                  1.29             2.71           1.79          0.38
------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                       --            (0.09)            --            --
    Net realized gains                       (1.16)           (0.04)            --            --
------------------------------------------------------------------------------------------------
Total Distributions                          (1.16)           (0.13)            --            --
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $17.38           $17.25         $14.67        $12.88
------------------------------------------------------------------------------------------------
Total Return                                  7.62%++         18.65%         13.90%         3.04%++
------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $13,090          $10,528        $11,870        $5,189
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(3)                               1.78%+           1.85%          2.06%         1.34%+
    Net investment income (loss)             (0.57)+          (0.49)          0.51         (1.12)+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         12%              39%            34%           21%
------------------------------------------------------------------------------------------------
Average commissions per share
    paid on equity transactions(4)(5)        $0.11            $0.05          $0.06            --
================================================================================================

(1) For the six months ended April 30, 1997 (unaudited).
(2)  For the period from February 7, 1994 (inception date) to October 31, 1994.
(3) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the manager agreed to reimburse the European Portfolio for $10,344 of the Portfolio's expenses for the period ended October 31, 1994. If such fees and expenses were not waived or reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                              Expense Ratios
                          Per Share Decreases to            Without Fee Waivers
                           Net Investment Income            and Custody Credits
                           ---------------------            -------------------
                            1995           1994             1995           1994
                            ----           ----             ----           ----
       Class A              $0.01          $0.10            2.09%         2.37%+

     In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 1.82% and 2.02%, respectively;
     prior year numbers have not been restated to reflect these credits.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(5) Trades executed in the United States and Canada are executed at an average commission rate of $0.06 per share. Commission on trades executed outside these countries generally are executed as a percentage of cost or proceeds ranging from 0.50% to 1.00%. The European Portfolio paid commissions which equaled an average rate of 0.30% on the total of either cost or proceeds on executed trades, which is below the average range. While the amount of commissions paid is reasonable on a percentage basis, the commission per share amount appears high because these securities were trading at a very large dollar amount per share, which is atypical of the way U.S. or Canadian companies' shares trade. As a result, since less shares trade for a comparable dollar amount than would ordinarily be the case in the U.S. or Canada, the commission per share amount skewed upward.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                93

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                         Class B Shares
                                           ---------------------------------------
European Portfolio                          1997(1)          1996           1995(2)
==================================================================================
Net Asset Value, Beginning of Period        $17.09           $14.56         $12.62
----------------------------------------------------------------------------------
Income From Operations:
    Net investment income (loss)(3)          (0.11)           (0.20)          0.02
    Net realized and unrealized gain          1.32             2.77           1.92
----------------------------------------------------------------------------------
Total Income From Operations                  1.21             2.57           1.94
----------------------------------------------------------------------------------
Less Distributions From:
    Net realized gains                       (1.16)           (0.04)            --
----------------------------------------------------------------------------------
Total Distributions                          (1.16)           (0.04)            --
----------------------------------------------------------------------------------
Net Asset Value, End of Period              $17.14           $17.09         $14.56
----------------------------------------------------------------------------------
Total Return                                  7.20%++         17.72%         15.37%++
----------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $30,996          $26,384        $24,825
----------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(3)                               2.49%+           2.59%          3.31%+
    Net investment income (loss)             (1.32)+          (1.22)          0.26+
----------------------------------------------------------------------------------
Portfolio Turnover Rate                         12%              39%            34%
----------------------------------------------------------------------------------
Average commissions per share
    paid on equity transactions(4)(5)        $0.11            $0.05          $0.06
==================================================================================

(1)  For the six months ended April 30, 1997 (unaudited).
(2)  For the period from November 7, 1994 (inception date) to October 31, 1995.
(3) The Manager waived all or part of its fees for the year ended October 31, 1995. If such fees were not waived, the per share effect on net investment income and the expense ratio would have been as follows:

                                                                Expense Ratio
                           Per Share Decrease to             Without Fee Waivers
                           Net Investment Income             and Custody Credits
                           ---------------------             -------------------
                                   1995                             1995
                                   ----                             ----
         Class B                  $0.00*                           3.35%+

     In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 2.56% and 3.26%, respectively; prior year numbers have not been restated to reflect these credits.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(5) Trades executed in the United States and Canada are executed at an average commission rate of $0.06 per share. Commission on trades executed outside these countries generally are executed as a percentage of cost or proceeds ranging from 0.50% to 1.00%. The European Portfolio paid commissions which equaled an average rate of 0.30% on the total of either cost or proceeds on executed trades, which is below the average range. While the amount of commissions paid is reasonable on a percentage basis, the commission per share amount appears high because these securities were trading at a very large dollar amount per share, which is atypical of the way U.S. or Canadian companies' shares trade. As a result, since less shares trade for a comparable dollar amount than would ordinarily be the case in the U.S. or Canada, the commission per share amount skewed upward.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
94                                       1997 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                              Class C Shares
                                         ------------------------------------------------------
European Portfolio                        1997(1)         1996          1995(2)         1994(3)
===============================================================================================
Net Asset Value, Beginning of Period       $17.04          $14.51        $12.83          $12.48
-----------------------------------------------------------------------------------------------
Income From Operations:
    Net investment loss(4)                  (0.08)          (0.14)        (0.08)          (0.16)
    Net realized and unrealized gain         1.29            2.71          1.76            0.51
-----------------------------------------------------------------------------------------------
Total Income From Operations                 1.21            2.57          1.68            0.35
-----------------------------------------------------------------------------------------------
Less Distributions From:
    Net realized gains                      (1.16)          (0.04)           --              --
-----------------------------------------------------------------------------------------------
Total Distributions                         (1.16)          (0.04)           --              --
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $17.09          $17.04        $14.51          $12.83
-----------------------------------------------------------------------------------------------
Total Return                                 7.22%++        17.78%        13.09%           2.80%++
-----------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $2,662          $2,011        $1,311          $1,607
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(4)                              2.47%+          2.52%         2.51%           2.02%+
    Net investment loss                     (1.25)+         (1.17)        (0.64)          (1.60)+
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        12%             39%           34%             21%
-----------------------------------------------------------------------------------------------
Average commissions per share
    paid on equity transactions(5)(6)       $0.11           $0.05         $0.06              --
===============================================================================================

(1)  For the six months ended April 30, 1997 (unaudited).
(2)  On November 7, 1994, the former Class B shares were renamed Class C shares.
(3)  For the period from February 14, 1994 (inception date) to October 31, 1994.
(4) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the manager agreed to reimburse the European Portfolio for $10,344 of the Portfolio's expenses for the period ended October 31, 1994. If such fees and expenses were not waived or reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                               Expense Ratios
                          Per Share Decreases to             Without Fee Waivers
                           Net Investment Income             and Custody Credits
                           ---------------------             -------------------
                            1995           1994             1995           1994
                            ----           ----             ----           ----
       Class C              $0.01          $0.10            2.54%         3.07%+

     In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class C would have been 2.50% and 2.48%, respectively; prior year numbers have not been restated to reflect these credits.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(6) Trades executed in the United States and Canada are executed at an average commission rate of $0.06 per share. Commission on trades executed outside these countries generally are executed as a percentage of cost or proceeds ranging from 0.50% to 1.00%. The European Portfolio paid commissions which equaled an average rate of 0.30% on the total of either cost or proceeds on executed trades, which is below the average range. While the amount of commissions paid is reasonable on a percentage basis, the commission per share amount appears high because these securities were trading at a very large dollar amount per share, which is atypical of the way U.S. or Canadian companies' shares trade. As a result, since less shares trade for a comparable dollar amount than would ordinarily be the case in the U.S. or Canada, the commission per share amount skewed upward.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                               95

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                    Class A Shares
                                                -----------------------------------------------------
Pacific Portfolio                                1997(1)         1996(2)         1995          1994(3)
=====================================================================================================
Net Asset Value, Beginning of Period             $10.18          $10.07          $12.92        $12.50
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment loss(4)                        (0.11)          (0.14)          (0.01)        (0.07)
    Net realized and unrealized gain (loss)        0.78            0.25           (2.84)         0.49
-----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.67            0.11           (2.85)         0.42
-----------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                            --              --              --            --
-----------------------------------------------------------------------------------------------------
Total Distributions                                  --              --              --            --
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $10.85          $10.18          $10.07        $12.92
-----------------------------------------------------------------------------------------------------
Total Return                                       6.58%++         1.09%         (22.06)%        3.36%++
-----------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $3,860          $4,929          $4,409        $7,538
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(4)                                    3.23%+          2.64%           1.97%         1.51%+
    Net investment loss                           (2.09)+         (1.38)          (0.71)        (0.82)+
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              71%             86%             31%            6%
-----------------------------------------------------------------------------------------------------
Average commissions per share
    paid on equity transactions(5)(6)             $0.01           $0.02           $0.01            --
=====================================================================================================

(1)  For the six months ended April 30, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from February 7, 1994 (inception date) to October 31, 1994.
(4) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager agreed to reimburse the Pacific Portfolio for $30,862 of the Portfolio's expenses for the year ended October 31, 1995. If such fees and expenses were not waived or reimbursed, the per share effect on net investment and the expense ratios would have been as follows:

                                                              Expense Ratios
                          Per Share Decreases to            Without Fee Waivers
                           Net Investment Income            and Custody Credits
                           ---------------------            -------------------
                            1995           1994            1995           1994
                            ----           ----            ----           ----
       Class A              $0.14          $0.03           3.18%         1.87%+

     In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 2.51% and 1.70%, respectively; prior year numbers have not been restated to reflect these credits.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(6) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
96                                       1997 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                              Class B Shares
                                               ----------------------------------------
Pacific Portfolio                                1997(1)         1996(2)         1995(3)
=======================================================================================
Net Asset Value, Beginning of Period             $10.01           $9.99          $12.64
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment loss(4)                        (0.10)          (0.23)          (0.01)
    Net realized and unrealized gain (loss)        0.71            0.25           (2.64)
---------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.61            0.02           (2.65)
---------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                            --              --              --
---------------------------------------------------------------------------------------
Total Distributions                                  --              --              --
---------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $10.62          $10.01           $9.99
---------------------------------------------------------------------------------------
Total Return                                       6.09%++         0.20%         (20.97)%++
---------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $4,999          $4,009          $1,031
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(4)                                    4.08%+          3.65%           3.39%+
    Net investment loss                           (2.69)+         (2.26)          (1.47)+
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                              71%             86%             31%
---------------------------------------------------------------------------------------
Average commissions per share
    paid on equity transactions(5)(6)             $0.01           $0.02           $0.01
=======================================================================================

(1)  For the six months ended April 30, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from November 7, 1994 (inception date) to October 31, 1995.
(4) The Manager waived all or part of its fees for the period ended October 31, 1995. In addition, the Manager agreed to reimburse the Pacific Portfolio for $30,862 of the Portfolio's expenses for the period ended October 31, 1995. If such fees and expenses were not waived or reimbursed, the per share effect on net investment and the expense ratio would have been as follows:

                                                                Expense Ratio
                             Per Share Decrease to           Without Fee Waivers
                             Net Investment Income           and Custody Credits
                             ---------------------           -------------------
                                     1995                           1995
                                     ----                           ----
         Class B                     $0.16                         4.90%+

     In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 3.47% and 3.06% (annualized), respectively; prior year numbers have not been restated to reflect these credits.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(6) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                97

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

                                                                     Class C Shares
                                                -------------------------------------------------------
Pacific Portfolio                                1997(1)         1996(2)         1995(3)         1994(4)
=======================================================================================================
Net Asset Value, Beginning of Period              $9.98           $9.95          $12.86          $12.50
-------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment loss(5)                        (0.11)          (0.24)          (0.02)          (0.11)
    Net realized and unrealized gain (loss)        0.71            0.27           (2.89)           0.47
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.60            0.03           (2.91)           0.36
-------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                            --              --              --              --
-------------------------------------------------------------------------------------------------------
Total Distributions                                  --              --              --              --
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $10.58           $9.98           $9.95          $12.86
-------------------------------------------------------------------------------------------------------
Total Return                                       6.01%++         0.30%         (22.63)%          2.88%++
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $1,890          $1,612          $1,952          $3,167
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(5)                                    4.23%+          3.46%           2.69%           2.29%+
    Net investment loss                           (2.82)+         (2.22)          (1.45)          (1.49)+
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              71%             86%             31%              6%
-------------------------------------------------------------------------------------------------------
Average commissions per share
    paid on equity transactions(6)(7)             $0.01           $0.02           $0.01              --
=======================================================================================================

(1)  For the six months ended April 30, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  On November 7, 1994, the former Class B shares were renamed Class C shares.
(4)  For the period from February 11, 1994 (inception date) to October 31, 1994.
(5) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager agreed to reimburse the Portfolio for $30,862 of the Portfolio's expense for the year ended October 31, 1995. If such fees and expenses were not waived or reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                              Expense Ratios
                          Per Share Decreases to            Without Fee Waivers
                           Net Investment Income            and Custody Credits
                           ---------------------            -------------------
                            1995           1994            1995           1994
                            ----           ----            ----           ----
       Class C              $0.13          $0.03           3.88%         2.70%+

     In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class C would have been 3.29% and 2.42%, respectively; prior year numbers have not been restated to reflect these credits.
(6) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(7) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
98                                       1997 Semi-Annual Report to Shareholders

                      [This page intentionally left blank]

                      [This page intentionally left blank]

Smith Barney
World Funds, Inc.

Directors                              Investment Adviser and Administrator
Victor Atkins                          Smith Barney Mutual Funds Management Inc.
Robert A. Frankel
Rainer Greeven                         Distributor
Susan M. Heilbron                      Smith Barney Inc.
Heath B. McLendon, Chairman
Bruce D. Sargent                       Custodian
James M. Shuart                        Chase Manhattan Bank

Officers                               Shareholder
Maurits E. Edersheim                   Servicing Agent
Chairman of the Fund                   First Data Investor Services Group, Inc.
& Advisory Director                    P.O. Box 9134
                                       Boston, MA 02205-9134
Heath B. McLendon
Chief Executive Officer
                                       This report is submitted for the general
Lewis E. Daidone                       information of the shareholders of Smith
Senior Vice President                  Barney World Funds, Inc. It is not
and Treasurer                          authorized for distribution to
                                       prospective investors unless accompanied
James B. Conheady                      or preceded by a current Prospectus for
Vice President                         the Fund, which contains information
                                       concerning the Fund's investment
Victor S. Filatov                      policies and expenses as well as other
Vice President                         pertinent information. Please note that
                                       investing in international markets
Simon R. Hildreth                      involves certain risks including but not
Vice President                         limited to illiquid markets and
                                       political and economic instability.
David Ishibashi                        Before investing overseas, you should
Vice President                         understand the risks as well as the
                                       opportunities and be prepared for
Scott E. Kalb                          substantial market volatility,
Vice President                         especially when investing in emerging
                                       markets. Investors should have a
Denis P. Mangan                        long-term investment horizon to reap the
Vice President                         potential benefits of international
                                       investments.
Jeffrey J. Russell
Vice President                         SMITH BARNEY
                                       ------------
Bruce D. Sargent
Vice President                                 A Member of TravelersGroup[LOGO]

Rein W. van der Does                   Smith Barney
Vice President                         World Funds, Inc.
                                       Smith Barney Mutual Funds
Irving P. David                        388 Greenwich Street
Controller                             New York, New York 10013

Christina T. Sydor
Secretary

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